SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]   Preliminary Proxy Statement.
[ ]   Confidential, for use of the Commission Only
      (as permitted by Rule 14a-6(e)(2)).
[X]   Definitive Proxy Statement.
[ ]   Definitive Additional Materials.
[ ]   Soliciting Material Pursuant to sec. 240.14a-12.

                        Pioneer Variable Contracts Trust
  -----------------------------------------------------------------------------
               (Name of Registrant(s) as Specified in its Charter)

                                       N/A

           -----------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)  Title of each class of securities to which transaction applies:

     2)  Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4)  Proposed maximum aggregate value of transaction:

     5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1) Amount Previously Paid:

     2) Form, Schedule or Registration Statement No.:

     3) Filing Party:

     4) Date Filed:

                        PIONEER VARIABLE CONTRACTS TRUST
                                 60 State Street
                           Boston, Massachusetts 02109
                                 March 18, 2008


Dear Shareholder or Contract Holder:


     A special shareholder meeting of your Pioneer mutual fund ("Portfolio") will be held at the offices of Bingham McCutchen LLP, 150 Federal Street, Boston, Massachusetts 02110, on May 13, 2008, at 2:00 p.m. (Eastern time), to vote on the proposals listed in the enclosed joint proxy statement.


     The purpose of the meeting is to seek shareholder approval of a number of proposals recently approved by your Board of Trustees (the "Board," and each member of the Board, a "Trustee"). These proposals are intended to, among other things, streamline the operations of the Portfolio.

     We are seeking your approval of these proposals through the enclosed joint proxy statement. If you are a shareholder, you are being asked to vote your shares. If you are a contract holder, the insurance company that issued your variable contract is the shareholder of record, and you are an indirect participant in one or more of the Portfolios. You are being asked to instruct the insurance company that issued your contract how to vote the shares of the Portfolio attributable to your contract.

     Elect Trustees. You are being asked to elect the Trustees of your Portfolio. Each of the nominees for your Portfolio, except one, currently serves as a Trustee of some or all of the funds in the Pioneer fund complex ("Fund Complex").


     Approve an Amendment to the Declaration of Trust. You are being asked to approve an amendment of the Declaration of Trust that is designed to grant the Board for your Portfolio broader authority than it possesses currently to further amend the Declaration of Trust without shareholder approval. The Amendment will grant the Board greater discretion to make decisions without the need and expense of seeking shareholder approval when such approval is not required by law and will expand the Board's ability to provide a standard governing document for each fund in the Fund Complex, including the Portfolios, that will simplify administration and oversight. This will be accomplished by adoption by the Board and the board of other funds in the fund complex of substantially uniform amendments to the declarations of all trusts.


     Revise Fundamental Investment Policies. You are being asked to approve changes to the "fundamental" investment policies of your Portfolio. All mutual funds are required by law to have "fundamental" policies, that is, policies governing certain investment practices that may be changed only with the approval of fund shareholders. Many of the Portfolios have fundamental policies that are not required by law or are more restrictive than the law requires, and the policies vary from Portfolio to Portfolio. At the Meeting, shareholders will be asked to approve revised fundamental policies and eliminate other fundamental policies. These changes are intended to simplify compliance monitoring and provide additional flexibility for the Portfolios.

     Approve an Amended and Restated Management Agreement with Pioneer Investment Management, Inc. You are being asked to approve an amended and restated management agreement between your Portfolio and its investment adviser, Pioneer Investment Management, Inc. ("Pioneer"). The amended and restated management agreement updates the terms of the existing agreement to reflect current industry practices. There will be no decrease in services and no increase in management fees as a result of the new management agreement.

     Approve a Policy Allowing the Appointment of Unaffiliated Sub-Advisers and Amendments to Sub-Advisory Agreements Without Shareholder Approval. You are being asked to approve a policy for your Portfolio whereby Pioneer may appoint sub-advisers for the Portfolio that are not affiliated with Pioneer and may make material changes to a sub-advisory agreement, in each case without shareholder approval, provided that the sub-adviser is not affiliated with Pioneer and also provided that the Trustees approve such appointments and amendments. Shareholders of certain Portfolios have already approved the use of such a policy. The Board believes that providing Pioneer with maximum flexibility to select, supervise and evaluate sub-advisers of all Portfolios will allow the Portfolios to operate more efficiently. The Board will continue to evaluate and approve all new sub-advisory agreements, as well as all changes to any existing sub-advisory agreement. The sub-adviser approval policy will not be used with respect to any agreement with a sub-adviser that is affiliated with Pioneer.



                                                                  21800-00-0308

The Trustees recommend that you vote "FOR" each of the proposals applicable to your Portfolio. However, before you vote, please read the full text of the joint proxy statement for an explanation of each of the proposals.


Your vote on these matters is important. Even if you plan to attend and vote in person at the meeting, please promptly follow the enclosed instructions to submit voting instructions by telephone or over the Internet. Alternatively, you may submit voting instructions by signing and dating each proxy/voting instruction card and returning it in the accompanying postage-paid return envelope. In order to ensure that shares will be voted in accordance with your instructions, please submit your voting instructions by May 13, 2008.

If you have any questions about the proposals to be voted on, please call Pioneer Investment Management Shareholder Services, Inc. at 1-866-526-4105.


                                        Sincerely,

                                        /s/ John F. Cogan, Jr.

                                        John F. Cogan, Jr.
                                        Chairman of the Board and President

--------------------------------------------------------------------------------

                                 IMPORTANT NEWS
                   FOR FUND SHAREHOLDERS AND CONTRACT HOLDERS

While we encourage you to read the full text of the enclosed Joint Proxy Statement, for your convenience, we have provided a brief overview of the matters to be voted on.


                              Questions and Answers

Q.   Why am I receiving the Joint Proxy Statement?

A. As a shareholder of a Pioneer mutual fund (a "Portfolio"), or as an owner of a variable annuity or life insurance contract having contract value invested in shares of a Portfolio ("contract holder"), you are being asked to vote on several proposals, as described below. The enclosed proxy/voting instruction card(s) indicate each Portfolio in which you hold shares (or in which your participating insurance company holds shares) and the proposals you are being asked to approve.

Q.   Why am I being asked to vote on these proposals?

A. These proposals require shareholder approval. If you own a variable annuity or life insurance contract having contract value invested in shares of a Portfolio, you are being asked by your insurance company for instructions as to how to vote those shares. Your Board of Trustees has approved the proposals, believes they are in shareholders' best interests and recommends that you approve them.

Q.   Will my vote make a difference?

A. Your vote is very important and can make a difference in the governance of the Portfolio, no matter how many shares you own or how many shares are attributable to your variable annuity or life insurance contract. Your vote can help ensure that the proposals recommended by the Board can be implemented.

Q.   What am I being asked to vote "FOR" in the Joint Proxy Statement?

A. You are being asked to vote "FOR" several proposals that have been approved by the Board. You are being asked to vote on all of the following proposals, except as noted below.

     o Proposal 1: Elect Trustees. You are being asked to vote on the election of Trustees. Each of the nominees, except one, currently serves as a Trustee for some or all of the funds in the Pioneer fund complex.

     o Proposal 2: Approve an Amendment to the Declaration of Trust. You are being asked to approve an amendment to the Declaration of Trust. The amendment would permit future amendments to the Declaration of Trust to be made by action of the Board without approval of shareholders. The amendment will enable the Board to manage the Portfolios more effectively and efficiently by expanding their ability to revise the Declaration of Trust to respond to future contingencies, changes in industry standards, economic conditions, and regulatory changes. As more fully described herein, the Board of each Portfolio has approved further changes to the existing Declaration of Trust that will be made if Proposal 2 is approved.

     o Proposal 3: Revise Fundamental Investment Policies. You are being asked to approve changes to the "fundamental" investment policies of your Portfolio. Many of the Portfolios have "fundamental" policies that are not required by law or are more restrictive than the law requires. Further, the fundamental policies vary from Portfolio to Portfolio. The Board has concluded that, subject to shareholder approval, certain policies should be revised or eliminated. These changes are intended to simplify compliance monitoring and provide additional flexibility for the Portfolios. Each Portfolio will continue to be managed in accordance with its prospectus and statement of additional information, as well as any policies or guidelines that may have been established by the Board or the Portfolio's adviser.

     o Proposal 4: Approve an Amended and Restated Management Agreement with Pioneer Investment Management, Inc. You are being asked to approve an amended and restated management agreement between your Portfolio and its manager, Pioneer. The amended and restated management agreement will reflect current industry practices and also will standardize the terms of the management agreements for all funds in the Pioneer fund complex, including the Portfolios. There will be no decrease in services or increase in management fees as a result of the amended and restated management agreement.

     o Proposal 5: Approve a Policy Allowing the Appointment of Unaffiliated Sub-Advisers and Amendments to Sub-Advisory Agreements Without Shareholder Approval. Shareholders of certain of the Portfolios are being asked to approve a policy that would permit Pioneer, subject to Board approval, to appoint unaffiliated sub- advisers to manage the Portfolio, enter into sub-advisory agreements and amend existing sub-advisory agreements with unaffiliated sub-advisers, in each case without shareholder approval. The Board believes that providing Pioneer with maximum flexibility to select, supervise and evaluate sub-advisers will allow the Portfolios to operate more efficiently. The Board will continue to evaluate and approve all new sub-advisory agreements as well as all changes to any existing sub-advisory agreement. The sub-adviser approval policy will not be used with respect to any agreement with a sub-adviser that is affiliated with Pioneer.

          Shareholders of the following Portfolios are being asked to approve Proposal 5:

Pioneer Emerging Markets VCT Portfolio   Pioneer International Value VCT Portfolio
Pioneer Equity Income VCT Portfolio      Pioneer Mid Cap Value VCT Portfolio
Pioneer Fund VCT Portfolio               Pioneer Money Market VCT Portfolio
Pioneer High Yield VCT Portfolio         Pioneer Strategic Income VCT Portfolio
Pioneer Independence VCT Portfolio

Q.   Whom do I call if I have questions?


A. If you need more information, or have any questions about voting, please call Pioneer Investment Management Shareholder Services, Inc. at 1-866-526-4105.


Q.   How do I vote my shares?

A. You can provide voting instructions by telephone by calling the toll-free number on the enclosed proxy/voting instruction card(s) or by computer by going to the Internet address provided on the proxy/voting instruction card(s) and following the instructions, using your proxy/voting instruction card(s) as a guide. Alternatively, you can vote your shares by signing and dating the enclosed proxy/voting instruction card(s), and mailing it in the enclosed postage-paid envelope.

     If you are a contract holder, the insurance company that issued your variable contract is the shareholder of record of your Portfolio. By completing and returning the enclosed proxy/voting instruction card(s), you will instruct the insurance company how to vote the shares of your Portfolio attributable to your variable contract.

     Shareholders of record also may attend the meeting and vote in person. However, even if you intend to do so, we encourage you to provide voting instructions by one of the methods described above.


 It is important that you vote promptly. In order to ensure that shares will be voted in accordance with your instructions, please submit your voting instructions by May 13, 2008.

                               TABLE OF CONTENTS


                                                                                            Page
                                                                                           -----
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS ................................................   1
PART I ...................................................................................   3
VOTE REQUIRED AND MANNER OF VOTING PROXIES ...............................................   5
PROPOSAL 1 -- TO ELECT TRUSTEES ..........................................................   7
Reasons for Proposal to Elect Board Members ..............................................   7
Nominees .................................................................................   7
Compensation of the Trustees .............................................................  10
Equity Securities Owned by the Nominees ..................................................  10
Other Information ........................................................................  10
Officers of the Portfolios ...............................................................  12
Required Vote ............................................................................  13
PROPOSAL 2 -- TO APPROVE AN AMENDMENT TO THE DECLARATION OF TRUST ........................  14
Introduction .............................................................................  14
Summary Comparison of Existing Declaration and Amended Declaration .......................  15
Required Vote ............................................................................  18
PROPOSAL 3 -- TO REVISE FUNDAMENTAL INVESTMENT POLICIES ..................................  19
Introduction .............................................................................  19
Current and proposed fundamental policies ................................................  19
Purpose of revising the Portfolios' fundamental policies .................................  19
Required Vote ............................................................................  20
Proposal 3-A: Revise fundamental policy relating to borrowing money ......................  20
Proposal 3-B: Revise fundamental policy relating to underwriting .........................  22
Proposal 3-C: Revise fundamental policy relating to lending ..............................  24
Proposal 3-D: Revise fundamental policy relating to issuing senior securities ............  25
Proposal 3-E: Revise fundamental policy relating to real estate ..........................  27
Proposal 3-F: Revise fundamental policy relating to commodities ..........................  29
Proposal 3-G: Revise fundamental policy relating to concentration ........................  30
Proposal 3-H: Remove the fundamental policy relating to diversification ..................  33
Proposal 3-I: Remove the fundamental policy relating to the purchase of illiquid securities .............................................................................  35
Proposal 3-J: Remove the fundamental policy relating to purchasing securities on margin ..  36
Proposal 3-K: Remove the fundamental policy relating to short sales ......................  36
Proposal 3-L: Remove the fundamental policy relating to investments in other investment companies ..............................................................................  37
Proposal 3-M: Remove the fundamental policy relating to pledging or guaranteeing assets ..  38
Proposal 3-N: Remove the fundamental policy relating to investments made for the purpose of exercising control or management of issuers .........................................  38
Proposal 3-O: Remove the fundamental policy relating to investments in affiliates ........  39
PROPOSAL 4 -- TO APPROVE AN AMENDED AND RESTATED MANAGEMENT AGREEMENT WITH PIONEER
 INVESTMENT MANAGEMENT, INC. .............................................................  40
Introduction .............................................................................  40
Investment Adviser .......................................................................  40
Comparison of Amended and Restated Management Agreement with Current Management
  Agreements .............................................................................  41
Board Evaluation of the Amended and Restated Management Agreement ........................  43
Other Service Providers ..................................................................  45
Additional Information ...................................................................  45
Required Vote ............................................................................  46
PROPOSAL 5 -- TO APPROVE A POLICY ALLOWING THE APPOINTMENT OF UNAFFILIATED SUB-ADVISERS
 AND AMENDMENTS TO SUB-ADVISORY AGREEMENTS WITHOUT SHAREHOLDER APPROVAL ..................  47
Introduction .............................................................................  47
Proposed sub-adviser approval policy .....................................................  47
Reasons for proposal .....................................................................  48

                                                                                            Page
                                                                                           -----
Required Vote ............................................................................   48
GENERAL ..................................................................................   49
PART II -- ADDITIONAL INFORMATION ........................................................   50
SECTION 1  COMPENSATION OF TRUSTEES ......................................................   51
SECTION 2  EQUITY SECURITIES OWNED BY NOMINEES ...........................................   54
SECTION 3  INFORMATION REGARDING CURRENT MANAGEMENT AGREEMENTS (DATES, APPROVALS, FEES) ..   55
SECTION 4  AMOUNTS PAID TO PIONEER AND AFFILIATES ........................................   57
SECTION 5  OTHER FUNDS ADVISED BY PIONEER ................................................   58
SECTION 6  5% SHARE OWNERSHIP AND NUMBER OF SHARES OUTSTANDING ...........................   62
SECTION 7  SUBMISSION OF SHAREHOLDER PROPOSALS ...........................................   67
SECTION 8  SHAREHOLDER COMMUNICATIONS ....................................................   68
SECTION 9  EXPENSES OF PROXY .............................................................   69
SECTION 10 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM .................................   70
SECTION 11 AUDIT FEES, AUDIT RELATED FEES, TAX FEES AND ALL OTHER FEES TO INDEPENDENT
           REGISTERED PUBLIC ACCOUNTANTS .................................................   72
SECTION 12 FORM OF AMENDED AND RESTATED DECLARATION OF TRUST .............................   74
SECTION 13 COMPARISON OF TERMS OF CURRENT AND AMENDED AND RESTATED
           MANAGEMENT AGREEMENTS .........................................................   95
SECTION 14 FORM OF AMENDED AND RESTATED MANAGEMENT AGREEMENT .............................  107
SECTION 15 NOMINATING COMMITTEE CHARTER ..................................................  113

                        PIONEER VARIABLE CONTRACTS TRUST

                           Pioneer Bond VCT Portfolio
                       Pioneer Cullen Value VCT Portfolio
                     Pioneer Emerging Markets VCT Portfolio
                       Pioneer Equity Income VCT Portfolio
                           Pioneer Fund VCT Portfolio
                     Pioneer Global High Yield VCT Portfolio
                   Pioneer Growth Opportunities VCT Portfolio
                        Pioneer High Yield VCT Portfolio
              Pioneer Ibbotson Aggressive Allocation VCT Portfolio
                Pioneer Ibbotson Growth Allocation VCT Portfolio
               Pioneer Ibbotson Moderate Allocation VCT Portfolio
                       Pioneer Independence VCT Portfolio
                    Pioneer International Value VCT Portfolio
                       Pioneer Mid Cap Value VCT Portfolio
                       Pioneer Money Market VCT Portfolio
                Pioneer Oak Ridge Large Cap Growth VCT Portfolio
                    Pioneer Real Estate Shares VCT Portfolio
                      Pioneer Small Cap Value VCT Portfolio
                     Pioneer Strategic Income VCT Portfolio

                                 60 State Street
                           Boston, Massachusetts 02109


                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                            To Be Held May 13, 2008

     A joint special meeting of the shareholders of the Pioneer mutual funds (each, a "Portfolio") identified above (the "Meeting") will be held at the offices of Bingham McCutchen LLP, 150 Federal Street, Boston, Massachusetts 02110, at 2:00 p.m. (Eastern time) on May 13, 2008, to consider and vote on the following proposals, as more fully described in the accompanying Joint Proxy
Statement:


PROPOSAL 1.    To elect Trustees. (To be voted on by all Portfolios.)
PROPOSAL 2.    To approve an amendment to the Declaration of Trust. (To be voted on by all Portfolios.)
PROPOSAL 3.    To approve changes to the Portfolio's fundamental investment policies relating to:
               3-A      Borrowing
               3-B      Underwriting
               3-C      Lending
               3-D      Senior Securities
               3-E      Real Estate
               3-F      Commodities
               3-G      Concentration
               3-H      Diversification
               3-I      Illiquid Securities
               3-J      Purchasing Securities on Margin
               3-K      Short Sales
               3-L      Investments in Other Investment Companies
               3-M      Pledging or Guaranteeing Assets
               3-N      Investments Made for the Purpose of Exercising Control or Management of Issuers
               3-O      Investments in Affiliates
               (To be voted on by all Portfolios.)
PROPOSAL 4.    To approve an Amended and Restated Management Agreement with Pioneer Investment
               Management, Inc. (To be voted on by all Portfolios.)
PROPOSAL 5.    To approve a policy allowing the appointment of unaffiliated sub-advisers and amendments to sub-
               advisory agreements without shareholder approval. (To be voted on by the Portfolios identified in the table on page 46.)
PROPOSAL 6.    To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

Your Board recommends that you vote "FOR" all proposals upon which you are being asked to vote.

     Shareholders of record at the close of business on February 14, 2008, are entitled to vote at the Meeting and at any adjournments or postponements thereof. If you are a contract holder owning a variable annuity or life insurance contract with contract value invested in shares of a Portfolio, your vote will instruct the insurance company that issued your contract how to vote the shares of the Portfolio attributable to your contract at the Meeting and at any adjournments or postponements thereof.

     If you own shares in more than one Portfolio or own a variable contract with contract value invested in shares of more than one Portfolio as of February 14, 2008, you may receive more than one proxy/voting instruction card. Please be certain to sign, date and return each proxy/voting instruction card you receive.


                                        By order of the Board of Trustees

                                    /s/ Dorothy E. Bourassa

                                        Dorothy E. Bourassa
                                        Secretary

March 18, 2008

                        PIONEER VARIABLE CONTRACTS TRUST
                                 60 STATE STREET
                           BOSTON, MASSACHUSETTS 02109


                              JOINT PROXY STATEMENT


                                     PART I


     This Joint Proxy Statement is furnished in connection with the solicitation by the Board of Trustees (the "Board," and each Board member, a "Trustee") of Pioneer Variable Contracts Trust (the "Trust") of proxies to be voted at a special joint meeting of shareholders of each series of the Trust (each, a "Portfolio," and, collectively, the "Portfolios") to be held at 2:00 p.m. (Eastern time) on May 13, 2008, at the offices of Bingham McCutchen LLP, 150 Federal Street, Boston, Massachusetts 02110 (the "Meeting"), and at any and all adjournments or postponements thereof. The Meeting will be held for the purposes set forth in the accompanying Notice.

     The Board has determined that the use of this Joint Proxy Statement for the Meeting is in the best interests of each Portfolio and its shareholders in light of the similar matters being considered and voted on by the shareholders of each Portfolio. There are two parts to this Joint Proxy Statement. Part I sets forth and discusses the proposals being submitted for shareholder approval. Part II provides important additional information that should be reviewed in considering the proposals set forth in Part I. Shareholders should review both Part I and Part II before voting on the proposals. This Joint Proxy Statement and the accompanying materials are being mailed by the Board on or about March 18, 2008.

     Each Portfolio is organized as a series of the Trust, a Delaware statutory trust and registered management investment company. Shares of the Portfolios are offered to insurance companies to fund the benefits under variable annuity and variable life insurance contracts issued by such companies ("Variable Contracts") and are additionally offered to certain qualified pension and retirement plans ("Qualified Plans"). If you are an owner of a Variable Contract ("contract holder"), you are being asked by your insurance company for instructions as to how to vote the shares of your Portfolio that are attributable to your Variable Contract. Although shares of the Portfolios are sold to insurance companies, which entities are considered to be the "shareholders of record" entitled to be present and vote at the meeting, contract holders have the right to instruct the insurance companies how to vote Portfolio shares attributable to their Variable Contracts with respect to the applicable proposals set forth in this Joint Proxy Statement.

     Please note that each participating insurance company will vote Portfolio shares held in separate accounts for which no timely instructions are received from the contract holders, as well as shares it owns, in the same proportion as those shares for which such insurance company receives voting instructions. As a consequence, if only a small percentage of contract holders submits voting instructions, those contract holders may determine the outcome of the vote on a proposal. Therefore, you are strongly encouraged to submit voting instructions to your participating insurance company.

     For convenience, references to "shareholders" include contract holders unless the context requires otherwise.


     Shareholders of record at the close of business on February 14, 2008 (the "Record Date") are entitled to vote and may cast one vote for each share held. Each Portfolio of which you are a shareholder is named on the proxy/voting instruction card(s) included with this Joint Proxy Statement. If you own shares (either directly or indirectly) in more than one Portfolio as of the Record Date, you may receive more than one proxy/voting instruction card. (If you are a contract holder rather than a direct shareholder, your vote will instruct the insurance company that issued your contract how to vote the shares attributable to your Portfolio at the Meeting.) Even if you are a shareholder of record and plan to attend the Meeting, please sign, date and return EACH proxy/voting instruction card you receive, or if you provide voting instructions by telephone or over the Internet, please vote on the proposals affecting EACH Portfolio you own (either directly or indirectly). If you vote by telephone or over the Internet, you will be asked to enter a unique code that has been assigned to you, which is printed on your proxy/voting instruction card(s). This code is designed to confirm your identity, provide access into the voting sites and confirm that your instructions are properly recorded.


     All properly executed proxies and voting instructions received prior to May 13, 2008 will be voted at the Meeting. On the matters coming before the Meeting as to which a shareholder has specified a choice on that shareholder's proxy/voting instruction card, the shares will be voted accordingly. If a proxy is properly executed and returned by a shareholder of record and no choice is specified with respect to one or more proposals, the shares will be voted "FOR" each such proposal. If you are being asked to vote shares in a Portfolio attributable to your Variable Contract, your vote will instruct your insurance company how to vote the shares. As noted above, if you do not instruct the insurance company how to vote the shares, the insurance company will vote the shares in the same proportion as those shares for which voting instructions are received from its contract holders with respect to such Portfolio. Shareholders who execute proxy/voting instruction cards or provide voting instructions by telephone or the Internet may revoke them with respect to any or all proposals at any time before a vote is taken on a proposal by filing with the applicable Portfolio a written notice of revocation (addressed to the Secretary of the Portfolio at the principal executive offices of the Portfolio at the address above), by delivering a duly executed proxy/voting instruction bearing a later date or by attending the Meeting and voting in person, in all cases prior to the exercise of the authority granted in the proxy/voting instruction card. Merely attending the Meeting, however, will not revoke any previously executed proxy/voting instruction. If you hold shares through a broker, bank or other intermediary, please consult your broker, bank or intermediary regarding your ability to revoke voting instructions after such instructions have been provided.


     Photographic identification will be required for admission to the Meeting.

     Annual reports are sent to shareholders of record of each Portfolio following the Portfolio's fiscal year end. Each Portfolio's fiscal year end is December 31. Each Portfolio will furnish, without charge, a copy of its annual report and most recent semi-annual report succeeding the annual report, if any, to a shareholder upon request. Such requests should be directed to the Portfolio at 60 State Street, Boston, Massachusetts 02109 or by calling toll free at 1-800-225-6292. Copies of annual and semi-annual reports of each Portfolio are also available on the EDGAR Database on the Securities and Exchange Commission's Internet site at www.sec.gov.

     If you are a contract holder, you may obtain copies of annual and semi-annual reports of your Portfolio free of charge from your insurance company.

     Please note that only one annual or semi-annual report or Joint Proxy Statement may be delivered to two or more shareholders of a Portfolio who share an address, unless the Portfolio has received instructions to the contrary. To request a separate copy of an annual report or the Joint Proxy Statement, or for instructions as to how to request a separate copy of these documents or as to how to request a single copy if multiple copies of these documents are received, shareholders should contact the applicable Portfolio at the address and phone number set forth above.

     The enclosed proxy/voting instruction card(s) indicate the Portfolio(s) in which you hold shares and the proposals you are being asked to vote on.

                  VOTE REQUIRED AND MANNER OF VOTING PROXIES


     A quorum of shareholders is required to take action at the Meeting. The quorum requirement for each Portfolio is one-third (1/3) of the outstanding shares of the Portfolio entitled to vote. A quorum of the shareholders of the Trust as a whole is required in order to take any action at the Meeting with respect to Proposals 1 and 2, and a quorum of the shareholders for the particular Portfolio is required in order to take any action for that Portfolio with respect to Proposals 3, 4, and 5, whether or not there is a quorum of the shareholders for the Trust as a whole. With respect to each Proposal, each whole share shall be entitled to one vote and each fractional share shall be entitled to a proportionate fractional vote.


     Votes cast by proxy or in person at the Meeting will be tabulated by the inspectors of election appointed for the Meeting. The inspectors of election, who are employees of the proxy solicitor engaged by Pioneer Investment Management, Inc. ("Pioneer"), on behalf of the Portfolios, will determine whether or not a quorum is present at the Meeting. The inspectors of election will treat abstentions and "broker non-votes" as present for purposes of determining a quorum. "Broker non-votes" are shares held by brokers or nominees, typically in "street name," as to which proxies have been returned but (a) instructions have not been received from the beneficial owners or persons entitled to vote and (b) the broker or nominee does not have discretionary voting power on a particular matter.


     In the absence of a quorum, or if the required approval of shareholders for a Proposal is not received, the Meeting may be adjourned by the affirmative vote of a majority of the shares present in person or represented by proxy at the Meeting. The persons named as proxies may, at their discretion, vote those proxies in favor of an adjournment of the Meeting. A vote may be taken on any Proposal prior to any such adjournment if sufficient votes have been received.

     Shares of the Portfolios are offered to insurance companies issuing Variable Contracts and to certain Qualified Plans. The insurance companies are the shareholders of record entitled to be present and vote at the Meeting. However, if you are a contract holder, you are entitled to instruct your participating insurance company as to how to vote shares attributable to your Variable Contract. Each participating insurance company will vote Portfolio shares held in separate accounts for which no timely instructions are received from the holders of variable annuity contracts, as well as shares it owns, in the same proportion as those shares for which such insurance company receives voting instructions. This practice is commonly referred to as "echo voting." As a consequence of echo voting, if only a small percentage of contract holders submits voting instructions, those contract holders may determine the outcome of the vote on a Proposal.

     If you are a shareholder of record and hold your shares directly (not through a broker-dealer, bank or other financial institution), and if you return a signed proxy/voting instruction card that does not specify how you wish to vote on a Proposal, your shares will be voted "FOR" the nominees in Proposal 1 and "FOR" Proposals 2, 3, 4, and 5, as applicable.

     Broker non-votes, as described above, and abstentions do not count as a vote "FOR" Proposals 2, 3, 4 and 5 and effectively result in a vote "AGAINST" such Proposals. For Proposal 1, a broker non-vote or abstention will have no effect.


     Proposal 1:
     o Nominees must be elected by a plurality of the votes cast in person or by proxy at the Meeting at which a quorum exists.

     o Because all of the Portfolios are series of a single trust, the shareholders of all Portfolios will vote together as a single class and the voting power of the shares of each Portfolio will be counted together in determining the results of the voting for Proposal 1.

     Proposal 2:
     o Requires a "1940 Act Majority Vote" of the outstanding voting securities of the Trust.

     o A "1940 Act Majority Vote" of the outstanding voting securities of a Trust means the affirmative vote of the lesser of (a) 67% or more of the voting power of the voting securities of the Trust that are present at the Meeting or represented by proxy if holders of shares representing more than 50% of the voting power of the outstanding voting securities of the Trust are present or represented by proxy or
          (b) more than 50% of the voting power of the outstanding voting securities of the Trust.

     o Because all of the Portfolios are series of a single trust governed by the same declaration of trust, the shareholders of all Portfolios will vote together as a single class.

     Proposals 3, 4 and 5:
     o Require a "1940 Act Majority Vote" of the outstanding voting securities of the applicable Portfolio.

     o A "1940 Act Majority Vote" of the outstanding voting securities of a Portfolio means the affirmative vote of the lesser of (a) 67% or more of the voting power of the voting securities of the Portfolio that are present at the Meeting or represented by proxy if holders of shares representing more than 50% of the voting power of the outstanding voting securities of the Portfolio are present or represented by proxy or (b) more than 50% of the voting power of the outstanding voting securities of the Portfolio.


     Approval of each Proposal will occur only if a sufficient number of votes at the Meeting are cast "FOR" that proposal. As noted above, abstentions and broker non-votes are not considered "votes cast" and, therefore, do not constitute a vote "FOR" Proposals. Any abstentions or broker non-votes would effectively be treated as a vote "AGAINST" Proposals 2, 3, 4, and 5. Abstentions and broker non-votes will have no effect on the results of the voting on Proposal 1.

                         PROPOSAL 1 -- TO ELECT TRUSTEES

Portfolios affected: All Portfolios.

     The purpose of this Proposal 1 is to elect a Board for the Trust. You are being asked to vote for the election of Trustees.

     It is intended that the enclosed proxy/voting instruction card will be voted for all nominees (the "Nominees") listed below unless a proxy/voting instruction card contains specific instructions to the contrary. The Nominees' terms of office will commence upon election by the shareholders. Each Trustee will be elected to hold office until his or her successor is elected or until his or her earlier death, retirement or removal.

     Currently, all Nominees other than Dr. Friedman serve on some or all of the boards of trustees that oversee the investment companies for which Pioneer serves as investment adviser (the "Fund Complex"). Mr. Kingsbury serves as Trustee to 34 of the 77 funds in the Fund Complex. Neither Dr. Friedman nor Mr. Kingsbury currently serves as a Trustee of the Trust.

     The Board has determined that the number of Trustees shall be fixed at the number of Trustees elected in accordance with this Joint Proxy Statement. Each Nominee has consented to serve on the Board if elected by the shareholders. If, however, before the election, any Nominee refuses or is unable to serve, proxies may be voted for a replacement Nominee, if any, designated by members of the Board.


     Nominees must be elected by a plurality. Being elected by a plurality means receiving the greater number of votes cast limited by the number of trustees to be elected. Since the number of Nominees equals the number of Trustees to be elected, a Nominee receiving any votes will be elected.


Reasons for Proposal to Elect Board Members
     Shareholders are being asked to elect two new Trustees to the Board for the Trust. Dr. Friedman is not currently a Trustee of any of the funds in the Fund Complex. Mr. Kingsbury currently serves as Trustee on the boards of some, but not all, funds in the Fund Complex.


     Shareholders also are being asked to elect the incumbent Trustees of the Trust in order to provide the Board maximum flexibility to fill future vacancies on the Board or to add to the Board without further proxy solicitations. The Investment Company Act of 1940, as amended (the "1940 Act"), generally requires trustees of registered investment companies to be elected by shareholders. However, the 1940 Act permits a vacancy to be filled without shareholder approval provided that, immediately after filling the vacancy, at least two-thirds of the trustees holding office have been elected by shareholders. The 1940 Act requires a fund to hold a meeting of shareholders to fill any vacancies on the Board if at any time less than a majority of the trustees holding office have been elected by shareholders. A number of the current Nominees have become Trustees of the Trust without a shareholder vote.


Nominees

     The Nominees, their ages, their principal occupations for the past five years (their titles may have varied during that period), the number of funds in the Fund Complex the Nominees will oversee if elected, and other board memberships they hold are set forth in the table below. The mailing address of each Nominee is 60 State Street, Boston, Massachusetts 02109. Each Nominee was recommended for nomination by the Nominating Committee of the existing Board and by the Trustees who are not "interested persons" of the Fund Complex ("Independent Trustees"). Each of the Nominees other than John F. Cogan, Jr. and Daniel K. Kingsbury is or will be considered an "Independent Trustee." Each of Messrs. Cogan and Kingsbury is or will be an "interested person" under the 1940 Act by virtue of his position with the Portfolios' investment adviser and certain of its affiliates, as described in the table below. If elected, Mr. Cogan will continue to serve as Chairman of the Board, Trustee and President of the Trust.

-------------------------------------------------------------------------------------------------------------------------------
                                                                                          Number of
                                                                                          Funds in
                                                                                            Fund
                       Position(s)    Length                                               Complex
                        Held with    of Time                                                to be    Other Directorships Held
Name and Age              Trust       Served   Principal Occupation During Past 5 Years   Overseen          by Trustee
-------------------------------------------------------------------------------------------------------------------------------
Interested Trustees:
-------------------------------------------------------------------------------------------------------------------------------
John F. Cogan, Jr.    Chairman      Trustee   Deputy Chairman and a Director of              77     None
(81)                  of the        since     Pioneer Global Asset Management
                      Board,        1994      S.p.A. ("PGAM"); Non-Executive
                      Trustee                 Chairman and a Director of
                      and                     Pioneer Investment Management
                      President               USA Inc. ("PIM-USA"); Chairman
                                              and a Director of Pioneer;
                      Nominee                 Chairman and Director of Pioneer
                                              Institutional Asset Management,
                                              Inc. (since 2006); Director of
                                              Pioneer Alternative Investment
                                              Management Limited (Dublin);
                                              President and a Director of
                                              Pioneer Alternative Investment
                                              Management (Bermuda) Limited
                                              and affiliated funds; Director
                                              of PIOGLOBAL Real Estate
                                              Investment Fund (Russia) (until
                                              June 2006); Director of Nano-C,
                                              Inc. (since 2003); Director of
                                              Cole Management Inc. (since
                                              2004); Director of Fiduciary
                                              Counseling, Inc.; President and
                                              Director of Pioneer Funds
                                              Distributor, Inc. ("PFD") (until May
                                              2006); President of all Pioneer
                                              funds; and Of Counsel, Wilmer
                                              Cutler Pickering Hale and Dorr LLP
-------------------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury   Executive     N/A       Director, CEO and President of                 77     None
(49)                  Vice                    PIM-USA, Pioneer and Pioneer
                      President               Institutional Asset Management,
                                              Inc. (since March 2007); Executive
                      Nominee                 Vice President of all Pioneer funds
                                              (since March 2007); Director of
                                              PGAM (since March 2007); Head
                                              of New Markets Division, PGAM
                                              (2000-2007)
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                                                                           Number of
                                                                                           Funds in
                                                                                             Fund
                        Position(s)    Length                                               Complex
                         Held with    of Time                                                to be    Other Directorships Held
Name and Age               Trust       Served   Principal Occupation During Past 5 Years   Overseen          by Trustee
-------------------------------------------------------------------------------------------------------------------------------
Independent Trustees:
-------------------------------------------------------------------------------------------------------------------------------
David R. Bock          Trustee       Trustee   Partner, Federal City Capital                  76     Director of Enterprise
(64)                                 since     Advisors (2002-2004,                                  Community
                       Nominee       2005      2007-present); Executive Vice                         Investments (privately-
                                               President and Chief Financial                         held affordable housing
                                               Officer, I-trax, Inc. (publicly traded                finance company); and
                                               health care services company)                         Director of New York
                                               (2004-2007)                                           Mortgage Trust
                                                                                                     (publicly traded
                                                                                                     mortgage REIT)
-------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush           Trustee       Trustee   President, Bush International, LLC             77     Director of Discover
(59)                                 since     (international financial advisory                     Financial Services
                       Nominee       1997      firm)                                                 (credit card issuer and
                                                                                                     electronic payment
                                                                                                     services); Director of
                                                                                                     Briggs & Stratton Co.
                                                                                                     (engine manufacturer);
                                                                                                     Director of UAL
                                                                                                     Corporation (airline
                                                                                                     holding company);
                                                                                                     Director of Mantech
                                                                                                     International
                                                                                                     Corporation (national
                                                                                                     security, defense, and
                                                                                                     intelligence technology
                                                                                                     firm)
-------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman   Nominee       N/A       Professor, Harvard University                  71     Trustee, Mellon
(63)                                                                                                 Institutional Funds
                                                                                                     Investment Trust and
                                                                                                     Mellon Institutional
                                                                                                     Funds Master Portfolio
                                                                                                     (oversees 17 portfolios
                                                                                                     in fund complex)
-------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham   Trustee       Trustee   Founding Director, Vice-President              77     None
(60)                                 since     and Corporate Secretary, The
                       Nominee       1990      Winthrop Group, Inc. (consulting
                                               firm); and Desautels Faculty of
                                               Management, McGill University
-------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna        Trustee       Trustee   Private investor (2004-present);               77     Director of Quadriserv
(57)                                 since     and Senior Executive Vice                             Inc. (technology
                       Nominee       2006      President, The Bank of New York                       products for securities
                                               (financial and securities services)                   lending industry)
                                               (1986-2004)
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                                                                          Number of
                                                                                          Funds in
                                                                                            Fund
                       Position(s)    Length                                               Complex
                        Held with    of Time                                                to be    Other Directorships Held
Name and Age              Trust       Served   Principal Occupation During Past 5 Years   Overseen          by Trustee
-------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret   Trustee       Trustee   President and Chief Executive                  77     Director of New
(59)                                since     Officer, Newbury, Piret &                             America High Income
                      Nominee       1995      Company, Inc. (investment                             Fund, Inc. (closed-end
                                              banking firm)                                         investment company)
-------------------------------------------------------------------------------------------------------------------------------
John Winthrop         Trustee       Trustee   President, John Winthrop & Co.,                77     None
(71)                                since     Inc. (private investment firm)
                      Nominee       1995
-------------------------------------------------------------------------------------------------------------------------------

Compensation of the Trustees
     Compensation paid to the Trustees during the fiscal year ended December 31, 2007 is set forth in Part II, Section 1, of this Joint Proxy Statement.

Equity Securities Owned by the Nominees
     The amounts of equity securities beneficially owned by the Nominees as of December 31, 2007, in the Portfolios and in all the funds in the Fund Complex are set forth in Part II, Section 2, of this Joint Proxy Statement.

     None of the Independent Trustees or their immediate family members had any interest in the investment adviser, sub-adviser(s) or distributor of any Portfolio, or any person controlling, controlled by or under common control with such persons. For this purpose, "immediate family member" includes the Independent Trustee's spouse, children residing in the Independent Trustee's household and dependents of the Independent Trustee.

     As of December 31, 2007, the Trustees and officers of each Portfolio owned beneficially in the aggregate less than 1% of the outstanding shares of each Portfolio.

     During the two most recent fiscal years, none of the Independent Trustees, nor any of their immediate family members, had any relationship (the value of which exceeded $120,000) with any Portfolio, the Portfolio's adviser or distributor, any affiliate of the adviser or distributor, or any officer of any of them.

Other Information
     Attendance of Trustees at Annual Meeting. The Trust does not have a policy with regard to attendance of Trustees at annual meetings. No annual meeting for any Portfolio was held during the most recent fiscal year.

     Board Meetings. During the most recent fiscal year, the Board met 7 times. Each Trustee attended at least 75% of the meetings of the Board and of each committee of the Board on which the Trustee served.

     Standing Committees of the Existing Board. The Board has a standing Audit Committee, Independent Trustees Committee, Nominating Committee, Valuation Committee and Policy Administration Committee. The members of each committee are as follows:

     Audit Committee: David R. Bock, Margaret B. W. Graham and Marguerite A. Piret (Chair).

     Independent Trustees Committee: David R. Bock, Mary K. Bush, Margaret B. W. Graham (Chair), Thomas J. Perna, Marguerite A. Piret and John Winthrop.

     Nominating Committee: Mary K. Bush, Marguerite A. Piret and John Winthrop (Chair), none of whom is an "interested person" within the meaning of the 1940 Act.

     Valuation Committee: David R. Bock, Margaret B. W. Graham and Marguerite A. Piret (Chair).

     Policy Administration Committee: Mary K. Bush (Chair), Thomas J. Perna and John Winthrop.

     During the most recent fiscal year, the Audit Committee, Independent Trustees Committee, Nominating Committee, Valuation Committee and Policy Administration Committee held 9, 10, 6, 4 and 5 meetings, respectively.

     The Board has adopted a charter for its Audit Committee. The purposes of the Audit Committee are to:

     o act as a liaison between the Trust's independent registered public accounting firm and the full Board;

     o discuss with the Trust's independent registered public accounting firm their judgments about the quality of the Trust's accounting principles and underlying estimates as applied in the Trust's financial reporting;

     o review and assess the renewal materials of all related party contracts and agreements, including management advisory agreements, underwriting contracts, administration agreements, distribution contracts and transfer agency contracts, among any other instruments and agreements that may be appropriate from time to time;

     o review and approve insurance coverage and allocations of premiums between the management and the Trust and among other funds in the Fund Complex;

     o review and approve expenses under the administration agreement between Pioneer and the Trust and allocations of such expenses among the funds in the Fund Complex; and

     o receive on a periodic basis a formal written statement delineating all relationships between the independent registered public accounting firm and the Trust or Pioneer; actively engage in a dialogue with the independent registered public accounting firm with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent registered public accounting firm; and recommend that the Trustees take appropriate action in response to the independent registered public accounting firm's report to satisfy itself of the independent registered public accounting firm's independence.

     The Valuation Committee reviews valuations assigned to certain securities by Pioneer in accordance with the Trust's valuation procedures.

     The Policy Administration Committee reviews the implementation of the Trust's administrative policies and procedures.

     The Independent Trustees Committee reviews each Portfolio's management contract and other related party contracts as required by the 1940 Act and is also responsible for any other action required to be taken under the 1940 Act by the Independent Trustees acting alone.

     The Board has adopted a charter for its Nominating Committee, a copy of which is included in Part II, Section 15, of this Joint Proxy Statement. The charter states that the key function of the Nominating Committee is to screen potential candidates for Independent Trustees. In performing such function, the Nominating Committee will:

     o periodically review the requisite skills and criteria for Independent Trustees;

     o periodically review the requisite skills and criteria for the re-nomination of a person currently serving as an Independent Trustee;

     o review the qualifications of any person nominated to serve on the Board by a shareholder or recommended by any Trustee, management or another person and make a recommendation as to the qualifications of such nominated or recommended person to the Independent Trustees and the Board; and

     o periodically review and revise as it deems appropriate procedures regarding Trustee candidates recommended by shareholders.

     With respect to a vacancy on the Board, the Nominating Committee will use the criteria and the principles set forth below, as revised from time to time, to guide its selection process. These criteria are applied when considering a recommendation as to a vacancy whether the person has been recommended by a shareholder, Trustee, management or otherwise. These criteria are:

     o Nominees should have a reputation for integrity, honesty and adherence to high ethical standards.

     o Nominees should have demonstrated business acumen and ability to exercise sound judgments in matters that relate to the current and long-term objectives of the Portfolios and should be willing and able to contribute positively to the decision-making process of the Portfolios.

     o Nominees should have a commitment and ability to devote the necessary time and energy to be an effective trustee, to understand the Portfolios and the responsibilities of a trustee of an investment company. Nominees should have the expectation to attend and participate in all meetings of the Board and its committees.

     o Nominees should have the ability to understand the sometimes conflicting interests of the various constituencies of the Portfolios, including shareholders and the management company, and to act in the interests of all shareholders.

     o Nominees should not have, nor appear to have, a conflict of interest that would impair the nominee's ability to represent the interests of all the shareholders and to fulfill the responsibilities of a trustee.

     o Nominees will not be discriminated against on the basis of race, religion, national origin, sex, sexual orientation, disability or any other basis proscribed by law. The value of diversity on the Board should be considered.

     With respect to the re-nomination of an existing Independent Trustee, the Nominating Committee and the Independent Trustees Committee use the criteria and the principles set forth above, as revised from time to time, to guide the selection process.

     The Nominating Committee acts as a consultative body to the Independent Trustees Committee, which shall be responsible for determining whether to recommend the nomination of any person to serve as Independent Trustee to the Board. Nomination of any person to serve on the Board as an Independent Trustee will be acted upon initially by the Independent Trustees and then the entire Board. Nominations of persons to serve as Trustees who are not Independent Trustees are made by the Board.

     The Nominating Committee followed its standard practices in identifying and recommending Dr. Friedman as a Nominee. The Chairperson of the Nominating Committee solicited suggestions from the Independent Trustees for nominees to the Board who met the criteria for nominees set forth in the Nominating Committee charter and collected biographical information about the persons suggested. The Chairperson also collected biographical information of current Board members, and the Nominating Committee analyzed their experience and capabilities as a group, in order to identify a skill set and other characteristics that would be most complementary in a new Board member. Based on this analysis, four of the candidates were interviewed by the Nominating Committee. Each Nominating Committee member assessed each candidate as to the characteristics identified. The Nominating Committee then recommended to the full Board the nomination of Dr. Friedman to serve as a Board member.

Officers of the Portfolios
     The following table shows information about the officers of the Trust, including their ages, their positions held with the Trust and their principal occupations during the past five years (their titles may have varied during that period). Each officer serves at the discretion of the Board. The mailing address of each officer is 60 State Street, Boston, Massachusetts 02109.


-------------------------------------------------------------------------------------------------------------------------------
                              Position(s) Held    Length of Time
Name and Age                  with Portfolios        Served           Principal Occupation During Past 5 Years
-------------------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury (49)     Executive Vice     Since March       Director, CEO and President of PIM-USA, Pioneer
                             President          2007              and Pioneer Institutional Asset Management, Inc.
                                                                  (since March 2007); Executive Vice President of
                                                                  all Pioneer funds (since March 2007); Director of
                                                                  PGAM (since March 2007); Head of New Markets
                                                                  Division, PGAM (2000-2007)
-------------------------------------------------------------------------------------------------------------------------------
Dorothy E. Bourassa (60)     Secretary          Since November    Secretary of PIM-USA; Senior Vice President -
                                                2000              Legal of Pioneer; Secretary/Clerk of most of
                                                                  PIM-USA's subsidiaries; Secretary of all Pioneer
                                                                  funds since September 2003 (Assistant Secretary
                                                                  from November 2000 to September 2003)
-------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (43)   Assistant          Since September   Associate General Counsel of Pioneer since
                             Secretary          2003              January 2008 and Assistant Secretary of all of
                                                                  the Pioneer Funds since September 2003;
                                                                  Vice President and Senior Counsel of Pioneer
                                                                  from July 2002 to December 2007
-------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (48)         Treasurer          Since March       Treasurer of all Pioneer funds since March
                                                2008              2008; Deputy Treasurer of Pioneer since 2004;
                                                                  Assistant Treasurer of all Pioneer funds
                                                                  (November 2004 to January 2008); Treasurer and
                                                                  Senior Vice President, CDC IXIS Asset
                                                                  Management Services from 2002 to 2003
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                              Position(s) Held   Length of Time
Name and Age                  with Portfolios        Served           Principal Occupation During Past 5 Years
-------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (42)         Assistant         Since November    Director - Fund Accounting, Administration and
                              Treasurer         2000              Controllership Services of Pioneer since 1999;
                                                                  and Assistant Treasurer of all Pioneer funds
-------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (49)            Assistant         Since May 2002    Fund Accounting Manager - Fund Accounting,
                              Treasurer                           Administration and Controllership Services of
                                                                  Pioneer; and Assistant Treasurer of all
                                                                  Pioneer funds
-------------------------------------------------------------------------------------------------------------------------------
Katherine Kim Sullivan (34)   Assistant         Since September   Fund Administration Manager - Fund Accounting,
                              Treasurer         2003              Administration and Controllership Services since
                                                                  June 2003 and Assistant Treasurer of all Pioneer
                                                                  funds since September 2003; Assistant Vice
                                                                  President - Mutual Fund Operations of State
                                                                  Street Corporation from June 2002 to June 2003
                                                                  (formerly Deutsche Bank Asset Management)
-------------------------------------------------------------------------------------------------------------------------------
Teri W. Anderholm (48)        Chief             Since January     Chief Compliance Officer of Pioneer
                              Compliance        2007              since December 2006 and of all Pioneer funds
                              Officer                             since January 2007; Vice President and
                                                                  Compliance Officer, MFS Investment Management
                                                                  (August 2005 to December 2006); Consultant,
                                                                  Fidelity Investments (February 2005 to August
                                                                  2005); Independent Consultant (July 1997 to
                                                                  February 2005)
-------------------------------------------------------------------------------------------------------------------------------

     None of the officers receives compensation from the Trust, although officers may be reimbursed for reasonable travel expenses for attending meetings of the Board.

Required Vote
     Proposal 1, the election of the Nominees, must be approved by a plurality of the votes cast in person or by proxy at the Meeting at which a quorum exists. The shareholders of all Portfolios will vote together as a single class.


     Each shareholder of record that is a participating insurance company will vote Portfolio shares attributable to a Variable Contract in accordance with voting instructions received from the contract holder. If the insurance company does not receive timely instructions from a contract holder, the insurance company will vote the Portfolio shares attributable to that contract holder's Variable Contract, as well as its own shares, in the same proportion as those shares for which the insurance company receives voting instructions.


Your Board recommends that you vote "FOR" the election of each of the Nominees.

       PROPOSAL 2 -- TO APPROVE AN AMENDMENT TO THE DECLARATION OF TRUST


Portfolios affected: All Portfolios.


Introduction

     You are being asked to approve an amendment to the declaration of trust currently in place (the "Existing Declaration"). The proposed amendment to the Existing Declaration (the "Amendment") would permit further amendments to the Existing Declaration to be made by action of the Board without approval of shareholders. If the Amendment is approved, the Existing Declaration will be amended and restated as described below.

     Your Board recommends that you vote in favor of this proposal because the Amendment and the Amended Declaration referred to below will, among other things, minimize the time and expense of shareholder meetings and permit the Board to act quickly when it is in the interests of shareholders to do so.

     The Amendment permits the Board to make amendments to the Existing Declaration without seeking shareholder approval, subject to the limitations imposed by the 1940 Act. The Amended Declaration authorizes the Trustees to amend the Existing Declaration by majority vote, except with respect to changes to the provisions relating to the number, qualification, terms, election, retirement, removal, and replacement of trustees, which require the vote of two-thirds (2/3) of the Trustees. The Existing Declaration provides that it may be amended by the Board without shareholder approval except for (i) any amendment affecting certain voting powers specifically granted to shareholders in the Existing Declaration, (ii) any amendment to the amendment provisions of the Existing Declaration, (iii) any amendment required by law or the Trust's registration statement; and (iv) any amendment submitted to shareholders by the Board in its discretion.

     The proposed Amendment and the corresponding provision in the Existing Declaration are set forth below.




-------------------------------------------------------------------------------------------------------------------------------
Proposed Amendment                               Corresponding Existing Provision
-------------------------------------------------------------------------------------------------------------------------------
(a) The Trustees may by vote of a majority of    The Trustees may, without any Shareholder vote, amend or otherwise
the Trustees then in office amend or otherwise   supplement this Declaration by making an amendment, a Declaration
supplement the Declaration by making an          of Trust supplemental hereto or any amended and restated trust
amendment, a Declaration supplemental            instrument; provided, that Shareholders shall have the right to vote on
hereto or an amended and restated                any amendment (a) which would affect the voting rights of
Declaration, provided, however, that an          Shareholders granted in Article VII, Section 1, (b) to this Section 8,
amendment to any provision of Article V          (c) required to be approved by Shareholders by law or by the Trust's
hereof shall require the vote of two-thirds      registration statement(s) filed with the Commission, and (d) submitted
(2/3) of the Trustees then in office.            to them by the Trustees in their discretion. Any amendment submitted
(b) Notwithstanding anything else herein, any    to Shareholders which the Trustees determine would affect the
amendment to Article IV which would have         Shareholders of any Series shall be authorized by vote of the
the effect of reducing the indemnification and   Shareholders of such Series and no vote shall be required of
other rights provided thereby to Trustees,       Shareholders of a Series not affected. Notwithstanding anything else
officers, employees, and agents of the Trust     herein, any amendment to Article IV which would have the effect of
or to Shareholders or former Shareholders,       reducing the indemnification and other rights provided thereby to
and any repeal or amendment of this sentence     Trustees, officers, employees, and agents of the Trust or to
shall each require the affirmative vote of the   Shareholders or former Shareholders, and any repeal or amendment
holders of two-thirds of the outstanding         of this sentence shall each require the affirmative vote of the holders
shares of the Trust entitled to vote thereon.    of two-thirds of the Outstanding Shares of the Trust entitled to
(c) The Trust's Certificate of Trust may be      vote thereon.
amended at any time for any purpose as the
Trustees may determine and such amendment
shall be signed by one or more of the
Trustees or by an officer of the Trust as duly
authorized by vote of a majority of the
Trustees then in office.
-------------------------------------------------------------------------------------------------------------------------------



     By allowing future amendments of a declaration of trust without shareholder approval, the Amendment gives the Trustees the authority to react quickly to future contingencies. A Board would still be required to submit a future amendment to a vote of a Portfolio's shareholders if such a vote were required by applicable law. In addition, a Board could determine at any time to submit a future amendment to the declaration of trust for a vote of the shareholders, even though not required by law or by the declaration of trust itself.

     At a meeting of the Board held on January 8, 2008, the Board approved the Amendment as well as further changes to the Existing Declaration which are designed to provide more flexibility to the Board in governing your Portfolio. Many of these further changes approved by the Board may be made under the terms of the Existing Declaration without the approval or consent of the shareholders, and the Board intends to make these changes even if the Amendment is not approved by shareholders. These changes include, among others, those related to Portfolio governance, including certain powers of Trustees, indemnification and liability of trustees, officers, employees, and shareholders, and shareholder/derivative actions. Other changes, most notably, changes to the provisions of the Existing Declaration relating to a merger or consolidation of a Trust into another entity, as described below, are subject to shareholder approval of the Amendment. The form of amended and restated declaration of trust, incorporating all of the changes approved by the Board (the "Amended Declaration"), is attached hereto as Part II, Section 12.

     Approval of the Amendment is not dependent on the approval of any other Proposal in this Joint Proxy Statement.

Summary Comparison of Existing Declaration and Amended Declaration

     Set forth below is a comparison of some of the material differences between the Amended Declaration and the Existing Declaration. Shareholders are encouraged, however, to read the Amended Declaration in full, which appears in
Part II, Section 12, of this Joint Proxy Statement. This summary is qualified in its entirety by reference to the Amended Declaration.


     Shareholder Voting
     The 1940 Act requires a vote of shareholders of a mutual fund on matters that Congress has determined might have a material effect on shareholders and their investments. For example, shareholder consent is required to approve new investment advisory agreements in most cases, increases in advisory fees or 12b-1 fees, changes to fundamental investment policies, election of trustees in certain circumstances, and the merger or reorganization of a fund in certain circumstances, particularly where the merger or consolidation involves an affiliated party. All of these voting rights are provided under the Amended Declaration. The Amended Declaration provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Delaware law, actions by the Board without seeking the consent of shareholders. This provision permits the Board to act quickly in response to competitive or regulatory conditions without the cost and delay of a meeting of the shareholders when the Board believes that the action is in the best interests of shareholders. As discussed below, under the Amended Declaration, the Board has broader authority to merge or consolidate the Trust or a Portfolio into other entities, to reorganize the Trust or a Portfolio, to sell the assets of the Portfolios and to terminate the Trust or any Portfolio.

     The Amended Declaration gives the Board the flexibility to specify either per share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per share voting, each share of a Portfolio is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of those shares as of the record date. This method of allocating voting power grants to each shareholder a vote commensurate with the economic interest the shareholder has in the Trust. Because the Portfolios can have different share prices, under per share voting the shareholders of a Portfolio with lower-priced shares may have more voting power than shareholders of a Portfolio with higher-priced shares, even though their economic interest in the Trust is the same. The Existing Declaration permits only per share voting.

     The Amended Declaration also provides that shareholders of all Portfolios and classes vote together, except where required by the 1940 Act to vote separately or when the Trustees have determined that a matter affects only one or more Portfolios or classes of shares. Under the Existing Declaration, shares are voted by individual Portfolio or class unless the 1940 Act requires that shares be voted in the aggregate or the Trustees determine that the matter affects the interests of more than one Portfolio or class. The Trustees believe that aggregate voting should be the general rule rather than the exception, though of course issues that affect only one Portfolio or class of shares would be voted on only by the shareholders of that Portfolio or class.


     The Amended Declaration provides the Trustees with discretion to set the quorum required for the transaction of business by the shareholders, which shall in no event be less than thirty percent (30%) of those entitled to vote. The Existing Declaration sets the quorum requirement at one-third (1/3) of the outstanding shares entitled to vote.

     Power to Merge, Consolidate or Terminate the Trust or a Portfolio
     The Amended Declaration gives the Board broad authority to merge or consolidate the Trust or a Portfolio into one or more statutory trusts or other business entities or series or classes thereof without shareholder approval where approval of shareholders is not otherwise required under the 1940 Act. The Amended Declaration also gives the Board the power, without shareholder approval, to sell all or substantially all of a Portfolio's assets to another fund or entity, again where shareholder approval is not required by the 1940 Act. The Existing Declaration permits the Board, also without shareholder approval, (i) to sell Portfolio assets and (ii) to merge or consolidate the Trust into one or more other entities, but only for the purpose of changing the Trust's form or place of organization.


     The reorganization provisions of the Amended Declaration also will permit the Board to combine Portfolios with other funds, including other funds in the Fund Complex, without shareholder approval if shareholder approval is not otherwise required under the 1940 Act. The 1940 Act currently requires fund combinations to be approved by shareholders when, for example, the merging or reorganizing fund does not have the same investment adviser and/or sub-adviser, or pays lower advisory or distribution fees, or has different fundamental policies. The Board may approve combinations to eliminate overlapping or duplicative Portfolios and funds in the Fund Complex.


     The Amended Declaration permits the Board to terminate the Trust or a Portfolio with notice to, but without the approval of, shareholders. The Existing Declaration permits the Board to terminate the Trust or a Portfolio without shareholder approval if a majority of the Trustees determines that the continuation of the Trust or Portfolio is not in the best interests of the Trust, such Portfolio, or their respective shareholders as a result of factors or events adversely affecting the ability of the Trust or such Portfolio to conduct its business and operations in an economically viable manner. In the event of a termination, the Board will provide notice to the shareholders that it determines to be appropriate under the circumstances. Such notice typically will be provided in written form 60 days in advance of the termination.


     The Amended Declaration provides that the Trustees shall provide for the payment of all known liabilities of the terminated Trust or a terminated Portfolio before distributing assets to shareholders. The Existing Declaration contains similar but not identical provisions.


     The Board has no current intention to merge, consolidate, or terminate the Trust or any Portfolio. The Board would approve any such reorganization or termination in the future only if it determines that it is in the best interests of shareholders. In considering any such reorganization or termination, the Board would consider, among other factors, the tax consequences for shareholders.


     Trustees
     The Amended Declaration provides that the Board may establish the number of Trustees without limitation; the Existing Declaration gives the Trustees the discretion to select their number but requires there to be no less than one (1) and no more than fifteen (15) Trustees on the Board.

     The Amended Declaration provides that any Trustee may be removed at any time for any reason by a majority of the Board or by a two-thirds (2/3) majority of the outstanding shares of the Trust. The Existing Declaration contains similar provisions. The Amended Declaration also permits the Board to establish, by a two-thirds (2/3) majority, a written policy providing for a mandatory retirement age or term limit for all Trustees, which shall have the effect of automatically removing any Trustee upon reaching the stated retirement age or term limit. The Existing Declaration does not contain such a provision.

     The Amended Declaration provides that, in the event no Trustee is left on the Board, vacancies may be filled by duly elected officers of the Trust or by any other manner permitted under the 1940 Act. The Existing Declaration makes no provision for filling vacancies if no Trustees remain on the Board.

     Indemnification and Liability of Trustees, Officers, Employees and Shareholders
     The Amended Declaration provides that shareholders are not personally liable for the obligations of the Trust or any Portfolio and requires each Portfolio to indemnify its shareholders against any liability arising solely from the shareholder's ownership of shares in the Portfolio. In addition, the Amended Declaration provides that each Portfolio will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. Shareholder indemnification is not permitted under the Amended Declaration for taxes paid by reason of a shareholder's ownership of shares or for losses caused because of a loss of value of Portfolio assets. The Existing Declaration indemnifies shareholders for any liability arising solely by reason of the shareholder being or having been a shareholder. The Existing Declaration does not contain an explicit limitation on shareholder indemnification for taxes paid because of share ownership or because of a loss in value of Portfolio assets.

     The Amended Declaration provides that no Trustee, officer or employee of the Trust shall be liable to the Trust or any shareholder for any action, failure to act, error or mistake except in cases of bad faith, willful misfeasance, gross negligence or reckless disregard of duty. The Existing Declaration grants Trustees and officers similar protection from liability but adds that they must have exercised reasonable care and have acted in the reasonable belief that their actions are in the best interests of the Trust.


     The Amended Declaration provides that Trustees may rely on the advice of counsel or other experts regarding the meaning and operation of the Amended Declaration and, except as otherwise provided by law, shall be under no liability for any act or omission in accordance with such advice or merely failing to follow such advice. The Amended Declaration also permits Trustees to rely in good faith on the books of account of the Trust and upon any written reports made to the Trustees by any officer appointed by them, any independent registered accounting firm, and any other party with which the Trust contracts. The Existing Declaration provides that a Trustee, officer or employee may rely in good faith on the advice of counsel and on reports prepared by Trust employees, the investment adviser, distributor, transfer agent, dealers, accountants or other experts and consultants, provided that the selection of such person was made with reasonable care by the Board.


     The Amended Declaration provides that the appointment or designation of a Trustee as chairperson, a member of a committee, an expert, lead Independent Trustee, or any other special appointment shall not impose any heightened standard of care or liability on such Trustee. There is no analogous provision in the Existing Declaration.

     The Amended Declaration requires the Trust to indemnify each Trustee, director, officer, employee and authorized agent to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee, or agent and against amounts paid or incurred by him in settlement thereof. The 1940 Act currently provides that no officer or director shall be protected from liability to the Portfolio or shareholders for misfeasance, bad faith, gross negligence, or reckless disregard of the duties of office. The Amended Declaration extends to Trustees, officers and employees of the Portfolio the full protection from liability that the law allows.

     The Existing Declaration contains a similar indemnification provision but excludes indemnification for anyone who is adjudicated to be liable to the Trust by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office, or not to have acted in good faith in the reasonable belief that such action was in the best interests of the Trust. The Existing Declaration prohibits indemnification for settlements unless there has been a determination that the Trustee did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of duties by a court, a majority of the Trustees who are not interested persons or parties, a written opinion of independent legal counsel, or a vote of a majority of the outstanding shares entitled to vote.

     Shareholder/Derivative Actions
     The Amended Declaration sets forth a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction and other harm that can be caused to the Trust or a Portfolio or its shareholders as a result of spurious shareholder demands and derivative actions. Under the Amended Declaration, prior to bringing a derivative action, a demand by three unrelated shareholders must first be made on the Trustees. The Amended Declaration details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the Trustees have ninety (90) days, which may be extended by an additional sixty (60) days, to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the Trust, the Trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to prove to a court that the decision of the Trustees was not a good faith exercise of their business judgment on behalf of the Trust.

     The Amended Declaration further provides that shareholders owning shares representing at least 10% of the voting power of the affected Portfolio or class of shares of the successor Portfolio must join in bringing the derivative action. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys' fees) incurred by the Portfolio in connection with the consideration of the demand, if in the judgment of the Independent Trustees, the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the procedures required by the Amended Declaration, the shareholders bringing the action may be responsible for the Portfolio's costs, including attorneys' fees. The Amended Declaration also requires that any direct or derivative shareholder action against or on behalf of the Portfolio, its trustees, officers or employees must be brought in the United States District Court for the District of Massachusetts, in Boston, Massachusetts, or if such action cannot be brought in such court, then in Massachusetts Superior Court, in Boston, Massachusetts. In addition, shareholders have no right to jury trial for such an action.

     The Existing Declaration provides that shareholders owning shares representing at least 10% of the voting power of the affected shares or class of shares must join in a request for the Trustees to bring a derivative action. In addition, shareholders are required to provide the Trustees with a reasonable amount of time to consider the shareholder request and to investigate the basis for the claim. The Trustees are entitled to retain counsel or other advisors, and shall require an undertaking by the shareholders making the request to reimburse the Trust for the expenses of such advisors.

     The Existing Declaration also sets forth procedures and requirements for making a demand, but these provisions are not as detailed as those provided in the Amended Declaration. The provisions of the Amended and Existing Declarations regarding derivative actions are intended to save the time and expense of bringing a suit that the Board in its judgment does not believe would be in the best interests of the Portfolio and to align more closely the rights and powers of shareholders and the Board with respect to derivative actions to those of shareholders and directors, respectively, of a Delaware business corporation. The effect of these provisions may be to discourage suits brought in the name of the Trust or Portfolio by shareholders.

     Miscellaneous
     The Amended Declaration requires shareholders, upon demand, to disclose to the Trust information with respect to the direct and indirect ownership of shares in order to comply with various laws or regulations, and the Trust may disclose such ownership if required by law or regulation. The Existing Declaration contains no comparable provision.

     The Amended Declaration permits but does not require the Trustees to maintain insurance for the protection of Portfolio property. The Existing Declaration requires the Trustees to maintain such insurance.

Required Vote

     To become effective, this Proposal must be approved by a 1940 Act Majority Vote of the outstanding interests of the Trust, as such term is defined above in "Vote Required and Manner of Voting Proxies." Pursuant to their power under the Existing Trust, the Trustees have determined that because the Amended Declaration affects the interests of all Portfolios, all votes of the Portfolios will vote together as a single class. Each shareholder of record that is a participating insurance company will vote Portfolio shares attributable to a Variable Contract in accordance with voting instructions received from the contract holder. If the insurance company does not receive timely instructions from a contract holder, the insurance company will vote the Portfolio shares attributable to that contract holder's Variable Contract, as well as its own shares, in the same proportion as those shares for which the insurance company receives voting instructions.


            Your Board recommends that you vote "FOR" this proposal.

             PROPOSAL 3 -- TO REVISE FUNDAMENTAL INVESTMENT POLICIES

Portfolios affected: All Portfolios.

Introduction
     The Portfolios, like all mutual funds, are required by law to have policies governing certain investment practices that may be changed only with shareholder approval. These policies are referred to as "fundamental." Currently, some of the Portfolios have fundamental policies that either are not required by law or are more restrictive than the law requires. Further, the policies on any given investment practice vary from Portfolio to Portfolio.

     The Board has reviewed each Portfolio's current fundamental policies and has concluded that certain policies should be revised and certain other policies should be eliminated. At the Meeting, you will be asked to approve revised fundamental policies and eliminate other fundamental policies for your Portfolio(s). (Of course, the Portfolios will continue to be subject to a number of non-fundamental investment policies that are not uniform, as contained in their respective prospectuses and/or statements of additional information.)

     Your Board recommends that you vote in favor of the proposals set forth below with respect to your Portfolio's fundamental policies because having unduly restrictive fundamental policies may prevent the Board from reacting quickly to events when it is in the interests of shareholders to do so and may require the Board to submit changes in such policies for shareholder approval. Your Board also believes that it is in the best interests of the Portfolio and the shareholders to minimize the time and expense of shareholder meetings when not required by law. In addition, the revised fundamental policies provide consistency and uniformity across the Portfolios to the extent possible. The revised fundamental policies are expected to facilitate the management of the investment portfolios of the Portfolios and simplify the process of monitoring compliance with the Portfolios' fundamental policies.

Current and proposed fundamental policies
     The fundamental policies that will apply to each Portfolio, if approved, appear at the beginning of the discussion relating to that policy. Following each proposed policy, there is a chart that includes a description of each Portfolio's current fundamental policy, if any. For convenience, Portfolios are grouped together in the charts based on similarities in their current fundamental policies. You should look for the charts containing the existing fundamental policies for your Portfolio and compare those policies to the proposed policies.

     Please note that the current policies presented below may not include the exact wording of the Portfolios' fundamental policies. For example, grammatical differences, such as the use of singular versus plural and other immaterial variations in wording, are not reflected, and paragraph numbers in some fundamental policies that refer to other fundamental policies have been replaced with descriptions of the referenced policies.

Purpose of revising the Portfolios' fundamental policies
     The revised fundamental policies also are intended to provide the Portfolios with flexibility to respond to changing markets, new investment opportunities and future changes in applicable law. Accordingly, the policies are written and will be interpreted broadly. For example, many of the revised policies allow the investment practice in question to be conducted to the extent permitted by the 1940 Act. It is possible that as the financial markets continue to evolve over time, the 1940 Act and the related rules may be further amended to address changed circumstances and new investment opportunities. It also is possible that the 1940 Act and the related rules could change for other reasons. For flexibility, the revised policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time. This will allow the Portfolios to take advantage of future changes in applicable law without seeking additional costly and time-consuming shareholder approvals. To the extent the Portfolios engage in new investment practices, the Portfolios may be subject to additional risks. As noted below, before a material change is made in a Portfolio's investment practices in response to the revised policies, the Board will be consulted and, if the Board determines that it is necessary or advisable, the Portfolio's prospectus or statement of additional information will be revised to disclose the change and, as applicable, any additional risks.

     The revised fundamental policies also refer to interpretations or modifications of, or relating to, the 1940 Act from the Securities and Exchange Commission (the "SEC") or members of its staff, as well as interpretations or modifications of other authorities having jurisdiction over the Portfolios. These authorities could include courts. From time to time, the SEC and members of its staff, and others, issue formal or informal views on various provisions of the 1940 Act and the related rules, including through no-action letters and exemptive orders. The revised policies will be interpreted to refer to these interpretations or modifications as they are given from time to time. Again, this will allow the Portfolios the flexibility to take advantage of future changes in the thinking of regulators and others without the expense and delay of seeking further shareholder approvals.

     Lastly, when a revised policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

     Each Portfolio has an investment objective or objectives as well as fundamental policies. The revised fundamental policies do not affect the Portfolios' investment objectives, which remain unchanged.


     The revised fundamental policies give many of the Portfolios an increased ability to engage in certain investment practices, as described in more detail below (although for some Portfolios only technical or minor wording changes are being made for certain policies). If a particular Portfolio takes advantage of that increased ability (to borrow money, for example), there could be a material increase in the level of investment risk associated with an investment in that Portfolio. Certain of the increased risks to the Portfolios are described below. The actual investment practices of the Portfolios currently are not expected to change as a result of the revised policies. It is expected that each Portfolio will continue to be managed in accordance with its prospectus and statement of additional information (other than the fundamental policies being changed), as well as any policies or guidelines that may have been established by the Board or investment adviser. A Portfolio's investment practices, however, could change in the future and for various reasons. Before a material change is made in a Portfolio's investment practices in response to the revised policies, the Board will approve such change and, if it is necessary or advisable, the Portfolio's prospectus or statement of additional information will be revised to disclose the change.


Required Vote
     The Portfolios affected by the proposed changes are indicated at the beginning of each section below. Each section sets out the fundamental policy that will apply to each Portfolio if shareholders of that Portfolio approve the policy in that section as well as the Portfolio's current fundamental policy. The descriptions in each section of the Portfolios' existing fundamental policies are general, and are qualified by reference to the text of the existing policies.

     Shareholders of each Portfolio will vote separately from shareholders of other Portfolios with respect to their Portfolio's fundamental policies. In addition, shareholders will be asked to vote on each revised policy for their Portfolio separately on the enclosed proxy/voting instruction card. No proposal to revise or eliminate any fundamental policy is contingent upon the approval of any other such proposal. As a result, it may be the case that certain of a Portfolio's fundamental policies will be changed or eliminated, and others will not. If any proposal is not approved for a Portfolio, the Portfolio's existing fundamental policy on that investment practice will remain in effect.


     Each shareholder of record that is a participating insurance company will vote Portfolio shares attributable to a Variable Contract in accordance with voting instructions received from the contract holder. If the insurance company does not receive timely instructions from a contract holder, the insurance company will vote the Portfolio shares attributable to that contract holder's Variable Contract, as well as its own shares, in the same proportion as those shares for which the insurance company receives voting instructions.

     To be approved for a Portfolio, each proposal must receive a "1940 Act Majority Vote" of the outstanding voting securities of that Portfolio, as such term is defined above in "Vote Required and Manner of Voting Proxies."


Proposal 3-A: Revise fundamental policy relating to borrowing money.

     Portfolios affected: All Portfolios.

     Proposed fundamental policy. If shareholders of a Portfolio approve this proposal, the Portfolio's current fundamental policy on the borrowing of money will be revised to read as follows:


     The Portfolio may not borrow money except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, the SEC's staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

     Current fundamental policies. The Portfolios' current fundamental policies on the borrowing of money are as follows:


----------------------------------------------------------------------------------------------------------------------
Portfolio                                    Current Fundamental Policy
----------------------------------------------------------------------------------------------------------------------
Pioneer Bond VCT Portfolio                   The Portfolio may not borrow money, except the Portfolio may:
Pioneer Cullen Value VCT Portfolio           (a) borrow from banks or through reverse repurchase agreements
Pioneer Global High Yield VCT Portfolio      in an amount up to 33 1/3% of the Portfolio's total assets (including
Pioneer Growth Opportunities VCT Portfolio   the amount borrowed); (b) to the extent permitted by applicable
Pioneer High Yield VCT Portfolio             law, borrow up to an additional 5% of the Portfolio's assets for
Pioneer Ibbotson Aggressive Allocation       temporary purposes; (c) obtain such short-term credits as are
 VCT Portfolio                               necessary for the clearance of portfolio transactions; (d) purchase
Pioneer Ibbotson Growth Allocation           securities on margin to the extent permitted by applicable law; and
 VCT Portfolio                               (e) engage in transactions in mortgage dollar rolls that are accounted
Pioneer Ibbotson Moderate Allocation         for as financings.
 VCT Portfolio
Pioneer Oak Ridge Large Cap Growth
 VCT Portfolio
Pioneer Small Cap Value VCT Portfolio
Pioneer Strategic Income VCT Portfolio
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
Pioneer Emerging Markets VCT Portfolio       The Portfolio may not borrow money, except from banks as a
Pioneer Equity Income VCT Portfolio          temporary measure for extraordinary emergency purposes and except
Pioneer Fund VCT Portfolio                   pursuant to reverse repurchase agreements [and to meet redemptions,
Pioneer Independence VCT Portfolio           and then only in amounts not to exceed 33 1/3% of the Portfolio's total
Pioneer International Value VCT Portfolio    assets (including the amount borrowed) taken at market value]. The
Pioneer Mid Cap Value VCT Portfolio          Portfolio will not use leverage to attempt to increase income. The
                                             Portfolio will not purchase securities while outstanding borrowings
                                             (including reverse repurchase agreements) exceed 5% of the
                                             Portfolio's total assets.

                                             Bracketed language applies only to Pioneer Emerging Markets
                                             VCT Portfolio.
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
Pioneer Real Estate Shares VCT Portfolio     The Portfolio may not borrow money, except (i) on a temporary basis and (ii) to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction.
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
Pioneer Money Market VCT Portfolio           The Portfolio may not borrow money, except from banks to meet redemptions in amounts not exceeding 331/3% (taken at the lower of cost or current value) of its total assets (including the amount borrowed). The Portfolio does not intend to borrow money during the coming year, and will do so only as a temporary measure for extraordinary purposes or to facilitate redemptions. The Portfolio will not purchase securities while any borrowings are outstanding.
----------------------------------------------------------------------------------------------------------------------

     Discussion. All mutual funds are required to have a fundamental policy governing the borrowing of money. The 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund's total assets from banks for any purpose, and to borrow up to 5% of the fund's total assets from banks or other lenders for temporary purposes. To limit the risks attendant to borrowing, the 1940 Act requires the fund to maintain at all times an "asset coverage" of at least 300% of the amount of its borrowings. Asset coverage means the ratio of the value of the fund's total assets, minus liabilities other than borrowings, to the aggregate amount of all borrowings. Certain trading practices and investments, such as reverse repurchase agreements, dollar rolls and certain derivatives, may be considered to be borrowing and thus subject to the 1940 Act restrictions. On the other hand, certain practices and investments may involve leverage but are not considered to be borrowing.

     Currently, the borrowing policies of certain Portfolios limit borrowings to up to one-third of total assets and, in some cases, limit the Portfolios' ability to engage in trading practices that may be considered to be borrowing. In addition, certain Portfolios may borrow only from banks and/or only for limited purposes such as the funding of shareholder redemption requests. Certain Portfolios' policies also limit the ability to purchase securities when borrowings are outstanding and/or limit the ability to pledge assets. The Portfolios' current borrowing policies are disclosed in their prospectuses and/or statements of additional information. The revised policy will permit the Portfolios to borrow money, and to engage in trading practices that may be considered to be borrowing, to the fullest extent permitted by the 1940 Act and related interpretations, as in effect from time to time. The revised policy also will eliminate restrictions that borrowings be made only from banks, limit the purchase of securities when loans are outstanding.

     As noted above, the revised policy will be interpreted to permit a Portfolio to engage in trading practices and investments that may be considered to be borrowing, such as reverse repurchase agreements, dollar rolls, options, futures, options on futures and forward contracts. In addition, short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the revised policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the revised policy.


     If this proposal is approved, certain Portfolios will be permitted by this fundamental policy to borrow in situations and under circumstances in which they previously could not do so. For example, certain of the Portfolios currently are not permitted to use leverage to attempt to increase income. Borrowing may cause the value of a Portfolio's shares to be more volatile than if the Portfolio did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the Portfolio's investments. Borrowed money thus creates an opportunity for greater gains, but also greater losses. There also are costs associated with borrowing money, and these costs would offset and could eliminate a Portfolio's net investment income in any given period. With respect to investments in reverse repurchase agreements, a Portfolio bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Portfolio is delayed or prevented from exercising its rights to dispose of the underlying securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Portfolio seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or a part of the income from the agreement.


     Pioneer has advised the Board that the proposed revisions to the fundamental policy on borrowing, if adopted, are not expected to affect materially the manner in which any Portfolio's investment program is being conducted at this time, as reflected in the Portfolio's current prospectus and statement of additional information. Before a material change is made in a Portfolio's investment practices in response to this revised policy, the Board will approve such change and, if it is necessary or advisable, the Portfolio's prospectus or statement of additional information will be revised to disclose the change, the purpose of the changed practice and, as applicable, any additional risks.

           Your Board recommends that you vote "FOR" this proposal.

Proposal 3-B: Revise fundamental policy relating to underwriting.

     Portfolios affected: All Portfolios.

     Proposed fundamental policy. If shareholders of a Portfolio approve this proposal, the Portfolio's current fundamental policy on the underwriting of securities of other issuers will be revised to read as follows:


     The Portfolio may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

     Current fundamental policies. The Portfolios' current fundamental policies on underwriting are as follows:


----------------------------------------------------------------------------------------------------------------------
Portfolio                                   Current Fundamental Policy
----------------------------------------------------------------------------------------------------------------------
Pioneer High Yield VCT Portfolio            The Portfolio may not act as an underwriter, except as it may be
Pioneer Money Market VCT Portfolio          deemed to be an underwriter in a sale of restricted securities [held in
Pioneer Small Cap Value VCT Portfolio       its portfolio].
Pioneer Strategic Income VCT Portfolio
                                            Bracketed language applies to all Portfolios except Pioneer Money
                                            Market VCT Portfolio.
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
Pioneer Emerging Markets VCT Portfolio      The Portfolio may not act as an underwriter, except to the extent that,
Pioneer Equity Income VCT Portfolio         in connection with the disposition of portfolio securities, the Portfolio
Pioneer Fund VCT Portfolio                  may be deemed to be an underwriter for purposes of the 1933 Act.
Pioneer Independence VCT Portfolio
Pioneer International Value VCT Portfolio
Pioneer Mid Cap Value VCT Portfolio
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
Pioneer Bond VCT Portfolio                  The Portfolio may not act as an underwriter, except insofar as the
Pioneer Cullen Value VCT Portfolio          Portfolio technically may be deemed to be an underwriter in
Pioneer Global High Yield VCT Portfolio     connection with the purchase or sale of its portfolio securities.
Pioneer Growth Opportunities VCT Portfolio
Pioneer Ibbotson Aggressive Allocation
 VCT Portfolio
Pioneer Ibbotson Growth Allocation
 VCT Portfolio
Pioneer Ibbotson Moderate Allocation
 VCT Portfolio
Pioneer Oak Ridge Large Cap Growth
 VCT Portfolio
Pioneer Real Estate Shares VCT Portfolio
----------------------------------------------------------------------------------------------------------------------

     Discussion. All mutual funds are required to have a fundamental policy about engaging in the business of underwriting the securities of other issuers. The 1940 Act permits a fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the fund's underwriting commitments, when added to the value of the fund's investments in issuers where the fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. Subject to certain exceptions, no Portfolio currently is permitted to act as an underwriter. The Portfolios' current underwriting policies are disclosed in their prospectuses and/or statements of additional information. The revised policy will permit the Portfolios to engage in the underwriting business and to underwrite the securities of other issuers to the fullest extent permitted by the 1940 Act and related interpretations, as in effect from time to time, and thus will give the Portfolios greater flexibility to respond to future investment opportunities, subject, of course, to the investment objectives and strategies applicable to each Portfolio.

     Provisions under the Securities Act of 1933, as amended (the "1933 Act"), deem certain persons to be "underwriters" if those persons purchase a security from an issuer and later sell it. If a Portfolio is deemed to be an underwriter because it purchases a security and later resells it, it may be liable under the 1933 Act for material omissions or misstatements in an issuer's registration statement or prospectus. Although it is not believed that the application of any of these 1933 Act provisions would cause a Portfolio to be engaged in the business of underwriting, the revised policy will be interpreted not to prevent a Portfolio from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Portfolio may be considered to be an underwriter under the 1933 Act. This interpretation is consistent with the current fundamental policies of many Portfolios, which include an exception that permits the Portfolio to dispose of portfolio securities even if, as a result of such disposition, the Portfolio would be deemed to be an underwriter.

     Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. Many Portfolios may from time to time invest in restricted securities. For those Portfolios investing in restricted securities, there may be a limited market for those securities. If those securities are registered under the 1933 Act, they may then be eligible for sale, but participating in the sale may subject the seller to underwriter liability.

     Pioneer has advised the Board that the proposed revisions to the fundamental policy on underwriting, if adopted, are not expected to affect materially the manner in which any Portfolio's investment program is being conducted at this time, as reflected in the Portfolio's current prospectus and statement of additional information. Before a material change is made in a Portfolio's investment practices in response to this revised policy, the Board will approve such change and, if it is necessary or advisable, the Portfolio's prospectus or statement of additional information will be revised to disclose the change, the purpose of the changed practice and, as applicable, any additional risks.

           Your Board recommends that you vote "FOR" this proposal.

Proposal 3-C: Revise fundamental policy relating to lending.

     Portfolios affected: All Portfolios

     Proposed fundamental policy. If shareholders of a Portfolio approve this proposal, the Portfolio's current fundamental policy on the lending of money or other assets will be revised to read as follows:


     The Portfolio may lend money or other assets to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.


     Current fundamental policies. The Portfolios' current fundamental policies relating to lending are as follows:



----------------------------------------------------------------------------------------------------------------------
Portfolio                                    Current Fundamental Policy
----------------------------------------------------------------------------------------------------------------------
Pioneer High Yield VCT Portfolio             The Portfolio may not make loans, except by the purchase of debt
Pioneer Small Cap Value VCT Portfolio        obligations, by entering into repurchase agreements or through the
Pioneer Strategic Income VCT Portfolio       lending of portfolio securities.
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
Pioneer Emerging Markets VCT Portfolio       The Portfolio may not make loans, except that the Portfolio may lend
Pioneer Equity Income VCT Portfolio          portfolio securities in accordance with the Portfolio's investment
Pioneer Fund VCT Portfolio                   policies and may purchase or invest in repurchase agreements, bank
Pioneer Independence VCT Portfolio           certificates of deposit, a portion of an issue of publicly distributed
Pioneer International Value VCT Portfolio    bonds, bank loan participation agreements, bankers' acceptances,
Pioneer Mid Cap Value VCT Portfolio          debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
Pioneer Bond VCT Portfolio                   The Portfolio may not make loans, except that the Portfolio may
Pioneer Cullen Value VCT Portfolio           (i) lend portfolio securities in accordance with the Portfolio's
Pioneer Global High Yield VCT Portfolio      investment policies, (ii) enter into repurchase agreements,
Pioneer Growth Opportunities VCT Portfolio   (iii) purchase all or a portion of an issue of publicly distributed
Pioneer Ibbotson Aggressive Allocation       debt securities, bank loan participation interests, bank certificates
 VCT Portfolio                               of deposit, bankers' acceptances, debentures or other securities,
Pioneer Ibbotson Growth Allocation           whether or not the purchase is made upon the original issuance of
 VCT Portfolio                               the securities, (iv) participate in a credit facility whereby the Portfolio
Pioneer Ibbotson Moderate Allocation         may directly lend to and borrow money from other affiliated funds to
 VCT Portfolio                               the extent permitted under the 1940 Act or an exemption therefrom,
Pioneer Oak Ridge Large Cap Growth           and (v) make loans in any other manner consistent with applicable
 VCT Portfolio                               law, as amended and interpreted or modified from time to time by
Pioneer Real Estate Shares VCT Portfolio     any regulatory authority having jurisdiction.
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
Portfolio                            Current Fundamental Policy
----------------------------------------------------------------------------------------------------------------------
Pioneer Money Market VCT Portfolio   The Portfolio may not make loans to any person, except by (a) the purchase of a debt obligation in which the Portfolio is permitted to invest and (b) engaging in repurchase agreements.
----------------------------------------------------------------------------------------------------------------------

     Discussion. All mutual funds are required to have a fundamental policy about lending money and other assets. The 1940 Act does not prohibit a fund from making loans. SEC staff interpretations, however, currently prohibit a mutual fund from lending more than one-third of its total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.)

     The Portfolios' current fundamental policies on lending vary. All such policies generally prohibit the making of loans. Most such policies specify that investments in debt obligations and repurchase agreements, and many specify that the lending of portfolio securities, either are not subject to the restriction or do not constitute the making of loans. The Portfolios' current lending policies are disclosed in their prospectuses and/or statements of additional information. The revised policy will permit securities lending and the use of repurchase agreements by all Portfolios, and will allow the Portfolios to lend money and other assets, in each case to the fullest extent permitted by the 1940 Act and related interpretations, as in effect from time to time.

     The revised policy will be interpreted not to prevent a Portfolio from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.


     If this proposal is approved, certain Portfolios will be permitted by this fundamental policy to make loans of securities or money in situations and under circumstances in which they previously could not do so. While lending securities may be a source of income to the Portfolios, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. Loans would be made, however, only when the Portfolio's adviser or any sub-adviser believes the income justifies the attendant risks. The Portfolios also will be permitted by this policy to make loans of money, including to other funds in the Fund Complex. The Portfolios recently obtained exemptive relief from the SEC to make loans to other funds in the Fund Complex. None of the Portfolios currently has any intention of making "personal," one-on-one loans.


     Pioneer has advised the Board that the proposed revisions to the fundamental policy on lending, if adopted, are not expected to affect materially the manner in which the Portfolio's investment program is being conducted at this time, as reflected in the Portfolio's current prospectus and statement of additional information. Before a material change is made in a Portfolio's investment practices in response to this revised policy, the Board will approve such change and, if it is necessary or advisable, the Portfolio's prospectus or statement of additional information will be revised to disclose the change, the purpose of the changed practice and, as applicable, any additional risks.

     A Portfolio would engage in lending money or other assets only to the extent consistent with its investment objective.

           Your Board recommends that you vote "FOR" this proposal.

Proposal 3-D: Revise fundamental policy relating to issuing senior securities.

     Portfolios affected: All Portfolios.

     Proposed fundamental policy. If shareholders of a Portfolio approve this proposal, the Portfolio's current fundamental policy on issuing senior securities will be revised to read as follows:


     The Portfolio may not issue senior securities except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

     Current fundamental policies. The Portfolios' current fundamental policies relating to issuing senior securities are as follows:


----------------------------------------------------------------------------------------------------------------------
Portfolio                                   Current Fundamental Policy
----------------------------------------------------------------------------------------------------------------------
Pioneer Bond VCT Portfolio                  The Portfolio may not issue senior securities, except as permitted
Pioneer Cullen Value VCT Portfolio          by the 1940 Act and the rules and interpretive positions of the
Pioneer Global High Yield VCT Portfolio     SEC thereunder.
Pioneer Growth Opportunities VCT Portfolio
Pioneer High Yield VCT Portfolio
Pioneer Ibbotson Aggressive Allocation
 VCT Portfolio
Pioneer Ibbotson Growth Allocation
 VCT Portfolio
Pioneer Ibbotson Moderate Allocation
 VCT Portfolio
Pioneer Oak Ridge Large Cap Growth
 VCT Portfolio
Pioneer Small Cap Value VCT Portfolio
Pioneer Strategic Income VCT Portfolio
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
Pioneer Emerging Markets VCT Portfolio      The Portfolio may not issue senior securities, except as permitted by
Pioneer Equity Income VCT Portfolio         the Portfolio's investment restrictions concerning borrowing, lending
Pioneer Fund VCT Portfolio                  and commodities.
Pioneer Independence VCT Portfolio
Pioneer International Value VCT Portfolio
Pioneer Mid Cap Value VCT Portfolio
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
Pioneer Real Estate Shares VCT Portfolio    The Portfolio may not issue senior securities, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction.
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
Pioneer Money Market VCT Portfolio          The Portfolio may not issue senior securities.
----------------------------------------------------------------------------------------------------------------------

     Discussion. All mutual funds are required to have a fundamental policy about issuing "senior securities," which are defined as fund obligations that have a priority over the fund's shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act prohibits a fund from issuing senior securities, except that the fund may borrow money in amounts of up to one-third of the fund's total assets from banks for any purpose. A fund also may borrow up to 5% of the fund's total assets from banks or other lenders for temporary purposes without those borrowings being considered as senior securities.

     The proposed policy on the issuance of senior securities is similar to most Portfolios' current fundamental policies. Currently, most Portfolios are not permitted to issue senior securities, except as permitted by the 1940 Act or except to the extent that borrowings or certain investment practices (such as investing in options, futures and other derivatives) may be deemed to be the issuance of senior securities. The Portfolios' current policies concerning the issuance of senior securities are disclosed in their prospectuses and/or statements of additional information. The proposed policy, if adopted, will permit the Portfolios to issue senior securities to the fullest extent permitted by the 1940 Act and related interpretations, as in effect from time to time.

     Certain widely used investment practices that involve a commitment by a fund to deliver money or securities in the future are not considered by the SEC to be senior securities. These include repurchase and reverse repurchase agreements, dollar rolls, options, futures and forward contracts, provided that in each case a fund segregates cash or liquid securities in an amount necessary to pay the obligation or the fund holds an offsetting commitment from another party. The proposed policy, if adopted, will not affect the Portfolios' existing abilities to engage in these practices. Similarly, the proposed policy, if adopted, will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

     Pioneer has advised the Board that, if adopted, the proposed fundamental policy on the issuance of senior securities is not expected to affect materially the manner in which the Portfolio's investment program is being conducted at this time, as reflected in the Portfolio's current prospectus and statement of additional information. Before a material change is made in a Portfolio's investment practices in response to this proposed policy, the Board will approve such change and, if it is necessary or appropriate, the Portfolio's prospectus or statement of additional information will be revised to disclose the change, the purpose of the changed practice and, as applicable, any additional risks.

           Your Board recommends that you vote "FOR" this proposal.

Proposal 3-E: Revise fundamental policy relating to real estate.

     Portfolios affected: All Portfolios.

     Proposed fundamental policy. If shareholders of a Portfolio approve this proposal, the Portfolio's current fundamental policy on real estate will be revised to read as follows:


     The Portfolio may not purchase or sell real estate except as permitted by
     (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.


     Current fundamental policies. The Portfolios' current fundamental policies relating to real estate are as follows:


----------------------------------------------------------------------------------------------------------------------
Portfolio                                   Current Fundamental Policy
----------------------------------------------------------------------------------------------------------------------
Pioneer High Yield VCT Portfolio            The Portfolio may not invest in real estate, except that the Portfolio
Pioneer Small Cap Value VCT Portfolio       may invest in securities of issuers that invest in real estate or
Pioneer Strategic Income VCT Portfolio      interests therein, securities that are secured by real estate or interests therein, securities of real estate investment trusts and mortgage-
                                            backed securities.
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
Pioneer Emerging Markets VCT Portfolio      The Portfolio may not purchase or sell real estate, except that the
Pioneer Equity Income VCT Portfolio         Portfolio may (i) lease office space for its own use, (ii) invest in
Pioneer Fund VCT Portfolio                  securities of issuers that invest in real estate or interests therein,
Pioneer Independence VCT Portfolio          (iii) invest in securities that are secured by real estate or interests
Pioneer International Value VCT Portfolio   therein, (iv) purchase and sell mortgage-related securities and (v)
Pioneer Mid Cap Value VCT Portfolio         hold and sell real estate acquired by the Portfolio as a result of the ownership of securities.
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
Pioneer Real Estate Shares VCT Portfolio    The Portfolio may not invest in real estate, except (a) that the
                                            Portfolio may invest in securities of issuers that invest in real estate or interests therein, securities of real estate investment trusts, mortgage-backed securities and other securities that represent a similar indirect interest in real estate; and (b) the Portfolio may acquire real estate or interests therein through exercising rights or remedies with regard to an instrument or security.
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
Portfolio                                    Current Fundamental Policy
----------------------------------------------------------------------------------------------------------------------
Pioneer Bond VCT Portfolio                   The Portfolio may not invest in real estate, except (a) that the
Pioneer Cullen Value VCT Portfolio           Portfolio may invest in securities of issuers that invest in real estate
Pioneer Global High Yield VCT Portfolio      or interests therein, securities that are secured by real estate or
Pioneer Growth Opportunities VCT Portfolio   interests therein, securities of real estate investment trusts, mortgage-
Pioneer Ibbotson Aggressive Allocation       backed securities and other securities that represent a similar indirect
 VCT Portfolio                               interest in real estate; and (b) the Portfolio may acquire real estate or
Pioneer Ibbotson Growth Allocation           interests therein through exercising rights or remedies with regard to
 VCT Portfolio                               an instrument or security.
Pioneer Ibbotson Moderate Allocation
 VCT Portfolio
Pioneer Oak Ridge Large Cap Growth
 VCT Portfolio
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
Pioneer Money Market VCT Portfolio           The Portfolio may not write, purchase or otherwise invest in any put, call, straddle or spread option or buy or sell real estate, commodities or commodity futures contracts or invest in oil, gas or mineral exploration or development programs.
----------------------------------------------------------------------------------------------------------------------

     Discussion. All mutual funds are required to have a fundamental policy about purchasing and selling real estate. The 1940 Act does not prohibit a fund from owning real estate. A mutual fund, however, is limited in the amount of illiquid assets it may purchase, and real estate generally is considered illiquid. Investing in real estate may involve risks, including the risk that real estate generally is difficult to value and sell. In addition, owners of real estate may be subject to various liabilities, including environmental liabilities.

     Currently, no Portfolio is permitted to purchase or hold real estate, but almost all are permitted to own securities secured by real estate or interests therein, as well as securities of companies whose business consists in whole or in part of investing in real estate. As a general rule, the Portfolios currently do not intend to purchase or sell real estate. The Portfolios, however, wish to preserve the flexibility to invest in real estate, as well as real estate-related companies and companies whose business consists in whole or in part of investing in real estate, to the fullest extent permitted by the 1940 Act and related interpretations, as in effect from time to time, consistent with their investment programs. Accordingly, the Portfolios will not be restricted by the revised policy from purchasing or selling real estate, although a Portfolio's investment program may not contemplate these investments.

     As noted above, the revised policy will be interpreted not to prevent the Portfolios from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (such as mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.

     Pioneer has advised the Board that the proposed revisions to the fundamental policy on investment in real estate, if adopted, are not expected to affect materially the manner in which any Portfolio's investment program is being conducted at this time, as reflected in the Portfolio's current prospectus and statement of additional information. Before a material change is made in a Portfolio's investment practices in response to this revised policy, the Board will approve such change and, if it is necessary or appropriate, the Portfolio's prospectus or statement of additional information will be revised to disclose the change, the purpose of the changed practice and, as applicable, any additional risks.


     To the extent that investments in real estate are considered illiquid, a Portfolio will be limited in the amount of illiquid assets it may purchase. The current SEC staff position generally limits a fund's holdings of illiquid securities to 15% of net assets, except money market funds, which are limited to 10% of net assets.


            Your Board recommends that you vote "FOR" this proposal.

Proposal 3-F: Revise fundamental policy relating to commodities.

     Portfolios affected: All Portfolios.

     Proposed fundamental policy. If shareholders of a Portfolio approve this proposal, the Portfolio's current fundamental policy on commodities will be revised to read as follows:


     The Portfolio may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.


     Current fundamental policies. The Portfolios' current fundamental policies relating to commodities are as follows:


----------------------------------------------------------------------------------------------------------------------
Portfolio                                    Current Fundamental Policy
----------------------------------------------------------------------------------------------------------------------
Pioneer Bond VCT Portfolio                   The Portfolio may not invest in commodities or commodity contracts,
Pioneer Cullen Value VCT Portfolio           except that the Portfolio may invest in currency instruments and
Pioneer Global High Yield VCT Portfolio      [currency] contracts and financial instruments and [financial]
Pioneer Growth Opportunities VCT Portfolio   contracts that might be deemed to be commodities and commodity
Pioneer High Yield VCT Portfolio             contracts [in accordance with applicable law].
Pioneer Ibbotson Aggressive Allocation
 VCT Portfolio                               Bracketed language applies to all Portfolios except Pioneer High Yield
Pioneer Ibbotson Growth Allocation           VCT Portfolio, Pioneer Small Cap Value VCT Portfolio, Pioneer
 VCT Portfolio                               Strategic Income VCT Portfolio.
Pioneer Ibbotson Moderate Allocation
 VCT Portfolio
Pioneer Oak Ridge Large Cap Growth
 VCT Portfolio
Pioneer Real Estate Shares VCT Portfolio
Pioneer Small Cap Value VCT Portfolio
Pioneer Strategic Income VCT Portfolio
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
Pioneer Emerging Markets VCT Portfolio       The Portfolio may not invest in commodities or commodity contracts
Pioneer Equity Income VCT Portfolio          or in puts, calls, or combinations of both, except interest rate futures
Pioneer Fund VCT Portfolio                   contracts, options on securities, securities indices, currency and other
Pioneer Independence VCT Portfolio           financial instruments, futures contracts on securities, securities
Pioneer International Value VCT Portfolio    indices, currency and other financial instruments and options on such
Pioneer Mid Cap Value VCT Portfolio          futures contracts, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants, interest rate swaps, caps and floors and repurchase agreements entered into in accordance with the Portfolio's investment policies.
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
Pioneer Money Market VCT Portfolio           The Portfolio may not write, purchase or otherwise invest in any put, call, straddle or spread option or buy or sell real estate, commodities or commodity futures contracts or invest in oil, gas or mineral exploration or development programs.
----------------------------------------------------------------------------------------------------------------------


     Discussion. All mutual funds are required to have a fundamental policy about purchasing and selling commodities. The 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities, such as precious metals, oil or grains and related futures contracts, or financial commodities and contracts related to financial commodities, such as currencies and, possibly, currency futures. A mutual fund, however, is limited in the amount of illiquid assets it may purchase, and certain commodities, especially physical commodities, may be considered to be illiquid. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors, including overall market movements and other factors affecting the value of a particular industry or commodity, such as weather, disease, embargo or political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments than on traditional investments. Certain commodities also are subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. There also may be storage charges and risks of loss associated with physical commodities.


     Most Portfolios currently are not permitted to invest in commodities or commodity contracts. Most Portfolios, however, are permitted to invest in certain types of derivatives and financial commodities, such as futures contracts and options on futures contracts, including options on currencies to the extent consistent with the Portfolio's investment objective and policies. The revised policy will permit the Portfolios to purchase or sell commodities to the fullest extent permitted by the 1940 Act and related interpretations, as in effect from time to time. Accordingly, the Portfolios will not be restricted by the revised policy from purchasing physical or financial commodities and commodity-related instruments, although a Portfolio's investment program may not contemplate these investments. Except as to Portfolios that currently are not permitted to invest in futures contracts or are limited as to investments in commodities, the revised policy will not affect the Portfolios' ability to enter into futures contracts, including futures contracts on interest rates, stock indices and currencies, and options thereon, as well as forward currency transactions and options on currencies.

     There may be instances when investing in physical commodities may be complementary to a Portfolio's other investments. For example, a Portfolio may wish to buy shares of a gold-producing company and hedge that investment with gold futures, or a Portfolio may wish to gain exposure to a particular commodity directly, as opposed to through a financial instrument. If a Portfolio were to invest in a physical commodity or a physical commodity-related instrument, the Portfolio would be subject to the additional risks of the particular physical commodity and its related market. As noted above, the value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. If the Board determines that it is necessary or appropriate, a Portfolio's prospectus or statement of additional information would be amended to disclose these risks before a material portion of the Portfolio's assets is invested in physical commodities.

     It is not believed that certain financial instruments such as interest rate or stock index futures contracts are "commodities." In any event, the revised policy will permit investment in these types of assets, derivatives and instruments to the fullest extent permitted by the 1940 Act and related interpretations. The revised policy also will be interpreted to permit investments in exchange traded funds that invest in physical and/or financial commodities.

     Pioneer has advised the Board that the proposed revisions to the fundamental policy on investment in commodities and commodity contracts, if adopted, are not expected to affect materially the manner in which any Portfolio's investment program is being conducted at this time, as reflected in the Portfolio's current prospectus and statement of additional information. Before a material change is made in a Portfolio's investment practices in response to this revised policy, the Board will approve such change and, if it is necessary or appropriate, the Portfolio's prospectus or statement of additional information will be revised to disclose the change, the purpose of the changed practice and, as applicable, any additional risks.


     To the extent that investments in commodities are considered illiquid, a Portfolio will be limited in the amount of illiquid assets it may purchase. The current SEC staff position generally limits a fund's holdings of illiquid securities to 15% of net assets, except money market funds, which are limited to 10% of net assets.


           Your Board recommends that you vote "FOR" this proposal.

Proposal 3-G: Revise fundamental policy relating to concentration.

     1. Portfolios affected: All Portfolios other than Pioneer Money Market VCT Portfolio

     Proposed fundamental policy. If shareholders of a Portfolio (other than Pioneer Real Estate Shares VCT Portfolio) approve this proposal, the Portfolio's current fundamental policy on concentration will be revised to read as follows:


     Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction, the Portfolio may not make any investment if, as a result, the Portfolio's investments will be concentrated in any one industry.


     If shareholders of Pioneer Real Estate Shares VCT Portfolio approve this proposal, the Portfolio's current fundamental policy on concentration will be revised to read as follows:

   Except the real estate industry or as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction, the Portfolio may not make any investment if, as a result, the Portfolio's investments will be concentrated in any one industry.


     Current fundamental policies. The Portfolios' current fundamental policies on concentration are as follows:


----------------------------------------------------------------------------------------------------------------------
Portfolio                                   Current Fundamental Policy
----------------------------------------------------------------------------------------------------------------------
Pioneer Bond VCT Portfolio                  The Portfolio may not concentrate its investments in securities of
Pioneer Cullen Value VCT Portfolio          companies in any particular industry.
Pioneer Global High Yield VCT Portfolio
Pioneer Growth Opportunities VCT Portfolio
Pioneer High Yield VCT Portfolio
Pioneer Ibbotson Aggressive Allocation
 VCT Portfolio
Pioneer Ibbotson Growth Allocation
 VCT Portfolio
Pioneer Ibbotson Moderate Allocation
 VCT Portfolio
Pioneer Oak Ridge Large Cap Growth
 VCT Portfolio
Pioneer Small Cap Value VCT Portfolio
Pioneer Strategic Income VCT Portfolio
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
Pioneer Emerging Markets VCT Portfolio      It is the fundamental policy of the Portfolio not to concentrate its
Pioneer Equity Income VCT Portfolio         investments in securities of companies in any particular industry.
Pioneer Fund VCT Portfolio                  Following the current opinion of the staff of the SEC, investments are
Pioneer Independence VCT Portfolio          concentrated in a particular industry if such investments aggregate
Pioneer International Value VCT Portfolio   25% or more of the Portfolio's total assets. The foregoing industry
Pioneer Mid Cap Value VCT Portfolio         concentration policy does not apply to investments in U.S.
                                            government securities.
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
Pioneer Real Estate Shares VCT Portfolio    The Portfolio will invest 25% or more of its total assets in securities issued by companies in the real estate industry. Except as noted in the previous sentence, the Portfolio may not concentrate its investments in securities of companies in any particular industry.
----------------------------------------------------------------------------------------------------------------------

     Discussion. All mutual funds are required to have a fundamental policy about concentration of their investments in a particular industry or group of industries. While the 1940 Act does not define what constitutes "concentration" in an industry, the SEC has taken the position that investment of 25% or more of a fund's total assets in one or more issuers conducting their principal activities in the same industry constitutes concentration. It is possible that interpretations of concentration could change in the future.

     Each Portfolio except Pioneer Real Estate Shares VCT Portfolio currently has a fundamental policy that prohibits it from concentrating its investments in a particular industry. Pioneer Real Estate Shares VCT Portfolio may invest 25% or more of its total assets in securities issued by companies in the real estate industry. All Portfolios' current policies about concentration are disclosed in their prospectuses and/or statements of additional information.

     The existing policies of some Portfolios incorporate the 25% test noted above, that is, the SEC's current interpretation of concentration. If this interpretation were to change, those Portfolios would not be able to change their concentration policies without seeking shareholder approval. The proposed policy does not contain a stated percentage limitation and will be interpreted to refer to concentration as it may be permitted from time to time. As applied to Pioneer Real Estate Shares VCT Portfolio, the proposed policy would permit that Portfolio to continue concentrating its total assets in securities issued by companies in the real estate industry regardless of any change in the 25% test noted above.

     With respect to all Portfolios, the proposed policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; and repurchase agreements collateralized by any of such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. The SEC has taken the position that investments of 25% or more of a tax-exempt fund's assets in securities the interest upon which is paid from revenues of similar type projects should be disclosed by the fund, along with the risks related to such investments.

     The proposed policy also will be interpreted to give broad authority to the Portfolios as to how to classify issuers within or among industries. For example, Portfolios currently may classify financial services companies according to the end users of services (making automobile finance, bank finance and diversified finance each a separate industry), and utility companies according to services (making gas, gas transmission, electric and telephone each a separate industry). Other Portfolios currently treat industries such as telecommunications, electric utilities and gas utilities as separate industries. These interpretations and classifications may change over time and, if it is necessary or appropriate, will be explained in the Portfolio's prospectus or statement of additional information. It is currently anticipated that each Portfolio will continue to use its existing classification system.


            Your Board recommends that you vote "FOR" this proposal.

     2. Portfolio affected: Pioneer Money Market VCT Portfolio

     Proposed fundamental policy. If shareholders of Pioneer Money Market VCT Portfolio approve this proposal, the Portfolio's current fundamental policy on concentration will be revised as follows:


     Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction, the Portfolio may not make any investment if, as a result, the Portfolio's investments will be concentrated in any one industry, except that the Portfolio may invest without limit in obligations issued by banks.


     Current fundamental policy. The Portfolio's current fundamental policy on concentration is as follows:

     The Portfolio may not except with respect to investments in obligations of
     (a) the U.S. government, its agencies, authorities or instrumentalities and
     (b) domestic banks, purchase any security if, as a result (i) more than 5% of the assets of the Portfolio would be invested in the securities of any one issuer, or (ii) more than 25% of its assets would be invested in a particular industry.


     Discussion. The Portfolio is a money market fund. Money market funds are subject to special SEC rules relating to concentration in the securities of any one issuer. The rules do not provide for any limit on a money market fund's concentration in any one industry, and allow a money market fund to invest without limit in obligations of banks (as defined in the 1940 Act and related interpretations from time to time) as well as U.S. government securities. The rules contain limits on concentration with respect to the securities of any one issuer that apply to most, but not always all, of the money market fund's portfolio.


     The Portfolio's current policy on concentration permits it to invest without limit in bank obligations and U.S. government securities. However, the current policy's 5% limit on investments in the securities of any one issuer and 25% limit on investments in securities of issuers in a particular industry are more restrictive than the limits in the current SEC rules. Accordingly, the revised policy will allow the Portfolio to take advantage of the flexibility under current SEC rules regulating money market funds by permitting the Portfolio to invest greater percentages of its assets in securities of individual issuers as well as securities of issuers in any one industry.


     This change is designed to afford the Portfolio the maximum flexibility permitted under law from time to time. Pioneer has advised the Board that the proposed change, if adopted, is not expected to materially affect the manner in which the Portfolio's investment program is conducted at this time, as described in the Portfolio's prospectus and the statement of additional information.


            Your Board recommends that you vote "FOR" this proposal.

Proposal 3-H: Remove the fundamental policy relating to diversification.

     Portfolios affected:

Pioneer Bond VCT Portfolio                             Pioneer Ibbotson Growth Allocation VCT Portfolio
Pioneer Cullen Value VCT Portfolio                     Pioneer Ibbotson Moderate Allocation VCT Portfolio
Pioneer Emerging Markets VCT Portfolio                 Pioneer Independence VCT Portfolio
Pioneer Equity Income VCT Portfolio                    Pioneer International Value VCT Portfolio
Pioneer Fund VCT Portfolio                             Pioneer Mid Cap Value VCT Portfolio
Pioneer Global High Yield VCT Portfolio                Pioneer Oak Ridge Large Cap Growth VCT Portfolio
Pioneer Growth Opportunities VCT Portfolio             Pioneer Real Estate Shares VCT Portfolio
Pioneer High Yield VCT Portfolio                       Pioneer Small Cap Value VCT Portfolio
Pioneer Ibbotson Aggressive Allocation VCT Portfolio   Pioneer Strategic Income VCT Portfolio

     Proposed elimination of fundamental policy. If shareholders of a Portfolio, other than Pioneer Global High Yield VCT Portfolio, approve this proposal, the Portfolio's current fundamental policy requiring diversification of investments will be eliminated. Despite this change, each Portfolio's status as a diversified fund (with the exception of Pioneer Global High Yield VCT Portfolio, which is classified as non-diversified for purposes of the 1940 Act) will continue to be changeable to non-diversified only with the approval of the Portfolio's shareholders. There is no current plan to seek shareholder approval to change any Portfolio to a non-diversified fund.

     Current fundamental policies. The Portfolios' current fundamental policies relating to diversification are as follows:


----------------------------------------------------------------------------------------------------------------------
Portfolio                                    Current Fundamental Policy
----------------------------------------------------------------------------------------------------------------------
Pioneer Emerging Markets VCT Portfolio       The Portfolio may not with respect to 75% of its total assets,
Pioneer Equity Income VCT Portfolio          purchase securities of an issuer (other than the U.S. government, its
Pioneer Fund VCT Portfolio                   agencies or instrumentalities), if: (a) such purchase would cause more
Pioneer High Yield VCT Portfolio             than 5% of the Portfolio's total assets, taken at market value, to be
Pioneer Independence VCT Portfolio           invested in the securities of such issuer, or (b) such purchase would
Pioneer International Value VCT Portfolio    at the time result in more than 10% of the outstanding voting
Pioneer Mid Cap Value VCT Portfolio          securities of such issuer being held by the Portfolio.
Pioneer Small Cap Value VCT Portfolio
Pioneer Strategic Income VCT Portfolio
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
Pioneer Real Estate Shares VCT Portfolio     The Portfolio may not make any investment inconsistent with its classification as a diversified open-end investment company (or series thereof) under the 1940 Act.
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
Pioneer Bond VCT Portfolio                   The Portfolio may not make any investment inconsistent with its
Pioneer Cullen Value VCT Portfolio           classification as a diversified open-end investment company (or series
Pioneer Growth Opportunities VCT Portfolio   thereof) under the 1940 Act. Currently, diversification means that, with
Pioneer Ibbotson Aggressive Allocation       respect to 75% of its total assets, the Portfolio may not purchase
 VCT Portfolio                               securities of an issuer (other than the U.S. Government, its agencies or
Pioneer Ibbotson Growth Allocation           instrumentalities [and securities of investment companies]), if (a) such
 VCT Portfolio                               purchase would cause more than 5% of the Portfolio's total assets, taken
Pioneer Ibbotson Moderate Allocation         at market value, to be invested in the securities of such issuer, or (b)
 VCT Portfolio                               such purchase would at the time result in more than 10% of the
Pioneer Oak Ridge Large Cap Growth           outstanding voting securities of such issuer being held by the Portfolio.
 VCT Portfolio
                                             Bracketed language applies to all Portfolios except Pioneer Oak Ridge
                                             Large Cap Growth VCT Portfolio.
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
Portfolio                                 Current Fundamental Policy
----------------------------------------------------------------------------------------------------------------------
Pioneer Global High Yield VCT Portfolio   No fundamental policy. However, even though the Portfolio is classified as non-diversified for purposes of the 1940 Act, the
                                          Portfolio will comply with the diversification requirements of the
                                          Internal Revenue Code applicable to regulated investment companies.
----------------------------------------------------------------------------------------------------------------------


     Discussion. The 1940 Act requires every mutual fund to state whether it is diversified (meaning that it is subject to certain restrictions that limit the percentage of the fund's assets that may be invested in a single issuer) or non-diversified, and requires any change from diversified to non-diversified status to be approved in advance by fund shareholders. In addition, funds (including the Portfolios) are subject to diversification tests under the Internal Revenue Code that limit investments in a single issuer or small number of issuers. The Portfolios currently comply with both the 1940 Act and the Internal Revenue Service (the "IRS") requirements. The 1940 Act, however, does not require that investment policies on diversification be fundamental policies. Furthermore, notwithstanding the proposed elimination of the fundamental policy regarding diversification, money market funds are subject to strict diversification requirements under Rule 2a-7.


     The existing policies on diversification of many Portfolios generally recite the 1940 Act requirements as in effect today. If the requirements for diversification were to change, these Portfolios may not be able to take advantage of that change without seeking shareholder approval. For these Portfolios, elimination of the policies on diversification will not change the extent to which these Portfolios' assets may be invested in a single issuer unless and until the 1940 Act requirements on diversification change.

     The existing policies on diversification of certain other Portfolios state that the Portfolio may not make any investment that is inconsistent with its classification as a diversified open-end investment company under the 1940 Act. These policies are unnecessary since they duplicate the 1940 Act requirements, as in effect from time to time. Accordingly, elimination of these policies will not change the extent to which these Portfolios' assets may be invested in a single issuer.

     Pioneer Global High Yield VCT Portfolio is not classified as a diversified investment company under the 1940 Act and thus is not required by the 1940 Act to limit investments in individual issuers. Like most mutual funds, however, the Portfolio is required among other things to comply with issuer diversification requirements applicable to regulated investment companies under the Internal Revenue Code because the Portfolio receives, and intends to continue to receive, favorable U.S. federal income tax benefits offered to mutual funds by the Internal Revenue Code. Nothing under the 1940 Act or the Internal Revenue Code, however, requires a fund to adopt as a fundamental policy the Internal Revenue Code's issuer diversification requirements applicable to regulated investment companies in order to receive those benefits. As a result, the Portfolio believes that this fundamental policy relating to diversification for purposes of the Internal Revenue Code is unnecessary.

     As noted above, if a diversified Portfolio wishes to become non-diversified in the future, the diversified Portfolio would need to obtain shareholder approval of that change. Until that approval is obtained, the diversified Portfolio must continue to comply with the diversification requirements of the 1940 Act. This is true despite the elimination of the diversified Portfolio's fundamental policy on diversification.

           Your Board recommends that you vote "FOR" this proposal.

Proposal 3-I: Remove the fundamental policy relating to the purchase of illiquid securities.

     Portfolio affected: Pioneer Money Market VCT Portfolio.

     Proposed elimination of fundamental policy. If shareholders of Pioneer Money Market VCT Portfolio approve this proposal, the Portfolio's current fundamental policy concerning purchases of illiquid securities will be eliminated.

     Current fundamental policy. The Portfolio's current fundamental policy relating to the purchase of illiquid securities is as follows:

     The Portfolio may not knowingly purchase any security that is subject to legal or contractual restrictions on resale or for which there is no readily available market.


     Discussion. The 1940 Act does not require that a fund have a fundamental policy relating to investments in illiquid securities. The current SEC staff position generally limits a money market fund's holdings of illiquid securities to 10% of net assets. If the Portfolio's current fundamental policy is eliminated, the Portfolio will, like many mutual funds, be able to invest a portion of its assets in illiquid securities, but it will remain subject to the position of the SEC's staff with respect to the purchase of illiquid securities, as that position may change from time to time. The Portfolio also will be subject to any other limitations on the purchase of illiquid securities imposed by the Board or investment adviser or any sub-adviser from time to time, as well as the Portfolio's other investment policies.


     Risks of purchasing illiquid securities include the risk that the Portfolio may not be able to dispose of them in a timely manner or at the prices at which the Portfolio has valued them. This could restrict the Portfolio's ability to raise cash for other investments or to respond to shareholder redemption requests. These securities may also be difficult to value accurately.


     This change is designed to afford the Portfolio the maximum flexibility permitted under law from time to time. Pioneer has advised the Board that the proposed change, if adopted, is not expected to materially affect the manner in which the Portfolio's investment program is conducted at this time, as described in the Portfolio's prospectus and the statement of additional information.


           Your Board recommends that you vote "FOR" this proposal.

Proposal 3-J: Remove the fundamental policy relating to purchasing securities on margin.


     Portfolio affected: Pioneer Money Market VCT Portfolio.


     Proposed elimination of fundamental policy. If shareholders of Pioneer Money Market VCT Portfolio approve this proposal, the Portfolio's current fundamental policy prohibiting the Portfolio from purchasing securities on margin will be eliminated.

     Current fundamental policy. The Portfolio's current fundamental policy relating to purchasing securities on margin is as follows:

     The Portfolio may not purchase securities on margin.

     Discussion. The 1940 Act does not require that a fund have a fundamental policy relating to purchasing securities on margin. Margin purchases involve borrowing money from a broker to purchase securities. The risks associated with purchasing securities on margin are generally similar to those of borrowing money. Borrowing may cause the value of a fund's shares to be more volatile than if the fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the fund's portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. There are also costs associated with borrowing money, and these costs would offset and could eliminate a fund's net investment income in any given period.

     The Board believes that this fundamental policy is unnecessary and may be unduly restrictive. The Portfolio's ability to borrow is governed by the Portfolio's policy on borrowing discussed in Proposal 3-A. To the extent that purchasing securities on margin may be considered the issuance of a senior security, the issuance of senior securities is governed by the Portfolio's policy on senior securities discussed in Proposal 3-D. The Board believes that the Portfolio's investment policies and the 1940 Act's rules governing the purchase of securities on margin provide adequate protection on this topic. If this fundamental policy is eliminated, the Portfolio will be permitted to purchase securities on margin subject to the Portfolio's other investment policies and applicable law. Shareholders should note that it is the current position of the SEC staff that purchasing securities on margin by a mutual fund constitutes the issuance of a senior security by the fund that is not permitted by the 1940 Act.


     This change is designed to afford the Portfolio the maximum flexibility permitted under law from time to time. Pioneer has advised the Board that the proposed change, if adopted, is not expected to materially affect the manner in which the Portfolio's investment program is conducted at this time, as described in the Portfolio's prospectus and the statement of additional information.


           Your Board recommends that you vote "FOR" this proposal.

Proposal 3-K: Remove the fundamental policy relating to short sales.

     Portfolio affected: Pioneer Money Market VCT Portfolio.

     Proposed elimination of fundamental policy. If shareholders of Pioneer Money Market VCT Portfolio approve this proposal, the Portfolio's current fundamental policy prohibiting the Portfolio from making short sales of securities will be eliminated.

     Current fundamental policy. The Portfolio's current fundamental policy relating to short sales is as follows:

     The Portfolio may not make short sales of securities.

     Discussion. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. Short sales expose a fund to the risk that the fund will be required to acquire, convert or exchange securities to replace the borrowed securities at a time when the securities sold short have appreciated in value, thus resulting in a loss to the fund. Other risks and costs to a fund of engaging in short sales include that the fund may be required to sell securities it would otherwise retain in order to raise cash to replace the borrowed securities, thus foregoing possible gains and/or selling at inopportune times, as well as incurring transaction costs. Under the 1940 Act, a fund is restricted from making short sales unless the sale is "against the box" and the securities sold are segregated, or the fund's obligation to deliver the securities sold short is "covered" by segregating cash or liquid securities in an amount equal to the market value of the securities sold short. A sale is not made "against the box" if a fund sells a security it does not own in anticipation of a decline in market price. Losses from short sales can theoretically be unlimited, although, as noted above, under the 1940 Act, a fund is required to "cover" its exposure under any short position.

     Mutual funds are not required to have a fundamental policy about engaging in short sales. The Board believes that this fundamental policy is unduly restrictive. There may be circumstances in which the Portfolio's investment adviser or any sub-adviser believes that a short sale is in the best interests of the Portfolio. If this fundamental policy is eliminated, the Portfolio will be able to engage in short sales subject to the Portfolio's other investment policies and applicable law. Before the Portfolio engages in short sales to any material extent, the Board will approve such practice and, if it is necessary or appropriate, the Portfolio's prospectus or statement of additional information will be revised to disclose the practice. The Portfolio will be subject to any limitation on engaging in short sales imposed by the Board, investment adviser or any sub-adviser from time to time, as well as the Portfolio's other investment policies.


     This change is designed to afford the Portfolio the maximum flexibility permitted under law from time to time. Pioneer has advised the Board that the proposed change, if adopted, is not expected to materially affect the manner in which the Portfolio's investment program is conducted at this time, as described in the Portfolio's prospectus and the statement of additional information.


           Your Board recommends that you vote "FOR" this proposal.

Proposal 3-L: Remove the fundamental policy relating to investments in other investment companies.

     Portfolio affected: Pioneer Money Market VCT Portfolio.

     Proposed elimination of fundamental policy. If shareholders of Pioneer Money Market VCT Portfolio approve this proposal, the Portfolio's current fundamental policy prohibiting the Portfolio from purchasing securities of other investment companies or investment trusts, unless the acquisition is part of a merger, consolidation or acquisition of assets, will be eliminated.

     Current fundamental policy. The Portfolio's current fundamental policy relating to investments in other investment companies is as follows:

   The Portfolio may not purchase the securities of other investment companies or investment trusts, unless they are acquired as part of a merger, consolidation or acquisition of assets.

     Discussion. The 1940 Act addresses the extent to which mutual funds may invest in other funds. Until recently, the 1940 Act limited these investments to relatively small percentages of fund assets unless a master-feeder or fund-of-funds structure was utilized. Outside of the master-feeder or fund-of-funds structures and subject to certain other exceptions, the 1940 Act limited a fund's investments in a single investment company to 3% of the purchased investment company's outstanding voting stock and to 5% of the fund's total assets and capped a fund's investments in all investment companies at 10% of the fund's total assets. Recent rule changes now permit funds to invest an unlimited portion of their assets in affiliated investment companies, though investments in unaffiliated investment companies still are subject to certain limitations. In addition, the SEC has recently granted an exemption from the 1940 Act limits for funds investing in certain exchange-traded funds.

     Because of the existing 1940 Act limitations and in light of the recent changes to, and exemptions from, these limitations, the Board believes that the Portfolio's existing fundamental policy is unnecessary and may be unduly restrictive. If the Portfolio's fundamental policy on this topic is eliminated, the Portfolio will be able to invest in other investment companies to the fullest extent permitted by the 1940 Act and related interpretations, as in effect from time to time, and the Portfolio's other investment policies.

     Mutual funds invest in other investment companies for a variety of reasons. Using a master-feeder structure may provide access to a larger investment portfolio and may increase opportunities for economies of scale. Using a fund-of-funds structure may provide access to a broader investment portfolio or mix of investment styles and strategies. Investing in investment companies also is a way to equitize cash in a fund's portfolio and achieve investment exposure to a particular asset class or type of investment.

     When a fund invests in other funds, it bears not only its own expenses but also its proportionate share of the operating expenses of the other funds.


     This change is designed to afford the Portfolio the maximum flexibility permitted under law from time to time. Pioneer has advised the Board that the proposed change, if adopted, is not expected to materially affect the manner in which the Portfolio's investment program is conducted at this time, as described in the Portfolio's prospectus and the statement of additional information.


           Your Board recommends that you vote "FOR" this proposal.

Proposal 3-M: Remove the fundamental policy relating to pledging or guaranteeing assets.

     Portfolios affected:
Pioneer Emerging Markets VCT Portfolio   Pioneer Independence VCT Portfolio
Pioneer Equity Income VCT Portfolio      Pioneer International Value VCT Portfolio
Pioneer Fund VCT Portfolio               Pioneer Mid Cap Value VCT Portfolio

     Proposed elimination of fundamental policy. If shareholders of a Portfolio approve this proposal, the Portfolio's current fundamental policy prohibiting the Portfolio from guaranteeing the securities of another company and/or pledging or otherwise encumbering its securities will be eliminated.

     Current fundamental policies. Each Portfolio's current fundamental policy relating to pledging or guaranteeing assets is as follows:

   The Portfolio may not pledge, mortgage, or hypothecate its assets, except to secure indebtedness permitted by the current fundamental policy relating to borrowing and then only if such pledging, mortgaging or hypothecating does not exceed 33 1/3% of the Portfolio's total assets taken at market value.

     Discussion. Each Portfolio's current policies prohibit the pledging, mortgaging or hypothecating of Portfolio assets, except to secure borrowings consistent with its borrowing policy, and further prohibit, in any case, the pledging of securities exceeding 33 1/3% of the value of the Portfolio's total assets.


     The Board believes these fundamental policies are unduly restrictive and may prevent a Portfolio's investment adviser or any sub-adviser from acting in a manner the adviser or the sub-adviser believes to be in the best interests of shareholders. If these fundamental policies are eliminated, a Portfolio will be able to pledge its assets without limitation, subject to the Portfolio's other investment policies and applicable law and interpretations. Pledges of assets and guarantees of obligations of others are subject to many of the same risks associated with borrowings and, in addition, are subject to the credit risk of the obligor for the underlying obligations. To the extent that pledging assets may be considered the issuance of senior securities, the issuance of senior securities is governed by the Portfolio's policies on senior securities discussed in Proposal 3-D.

     Shareholders should note that in 1973, the SEC staff took the position in a no-action letter that a mutual fund could not pledge 100% of its assets without a compelling business reason. In the same no-action letter, the staff stated that it was the general practice in the banking community to require less than 300% collateralization on loans. In more recent no-action letters, including letters that address the same statutory provision of the 1940 Act (Section 17) addressed in the 1973 letter, the SEC staff has not mentioned any limitation on the amount of collateral that may be pledged to support credit obtained. This does not mean that the Staff's position on this issue has changed.

     The Portfolios currently intend to pledge their assets only to support their respective investment practices. It is impossible to predict what the lending terms will be when a Portfolio decides to borrow money, and whether more than 300% collateral coverage would be required. Assets used as collateral cannot be sold by the Portfolio unless they are replaced with other appropriate assets, and, as a result, a commitment of a large portion of a Portfolio's assets as collateral could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations. In any event, the Portfolio would take into account any then-applicable legal guidance, would be guided by the judgment of the Board and its adviser regarding the terms of any credit facility or arrangement, including any collateral required, and would not pledge more collateral than, in their judgment, is necessary for the Portfolio to obtain the credit sought.

           Your Board recommends that you vote "FOR" this proposal.

Proposal 3-N: Remove the fundamental policy relating to investments made for the purpose of exercising control or management of issuers.

     Portfolio affected: Pioneer Money Market VCT Portfolio.

     Proposed elimination of fundamental policy. If shareholders of Pioneer Money Market VCT Portfolio approve this proposal, the Portfolio's current fundamental policy prohibiting the Portfolio from investing in companies for the purpose of exercising control or management of the company will be eliminated.

     Current fundamental policy. The Portfolio's current fundamental policy relating to investments made for the purpose of exercising control or management of issuers is as follows:

     The Portfolio may not invest in companies for the purpose of exercising control or management.

     Discussion. Investing for control of a company may subject the Portfolio to liability beyond the amount of its investment. The Portfolio could be liable to shareholders of the company, regulators and others for actions taken by the Portfolio or the company or on their behalf. The Portfolio currently intends to invest for control of a company only when and if, in the judgment of the Board or its investment adviser or any sub-adviser, such investment is advisable to protect the value of the Portfolio's investment or where the potential for gain is believed to outweigh the associated risks.


     The Portfolio's current fundamental policy relating to the exercise of control or management of issuers is believed to have been adopted initially in response to requirements imposed under certain states' securities laws and/or other restrictions that no longer apply to the Portfolio and are not required by the 1940 Act. The elimination of this policy will simplify the Portfolio's compliance requirements and will provide the Portfolio's investment adviser or any sub-adviser greater flexibility to invest the Portfolio's assets as it deems appropriate, consistent with applicable law and the Portfolio's investment objective and other investment policies. Even if the policy is eliminated, there exist currently practical and legal impediments to investing for the purpose of obtaining control.

     This change is designed to afford the Portfolio the maximum flexibility permitted under law from time to time. Pioneer has advised the Board that the proposed change, if adopted, is not expected to materially affect the manner in which the Portfolio's investment program is conducted at this time, as described in the Portfolio's prospectus and the statement of additional information.


           Your Board recommends that you vote "FOR" this proposal.

Proposal 3-O: Remove the fundamental policy relating to investments in affiliates.

     Portfolio affected: Pioneer Money Market VCT Portfolio.

     Proposed elimination of fundamental policy. If shareholders of Pioneer Money Market VCT Portfolio approve this proposal, the Portfolio's current fundamental policy relating to investments in affiliates will be eliminated.

     Current fundamental policy. The Portfolio's current fundamental policy relating to investments in affiliates is as follows:

     The Portfolio may not purchase or retain the securities of any issuer if any officer or Trustee of the fund or the portfolio or its investment adviser is an officer or director of such issuer and beneficially owns more than 1/2 of 1% of the securities of such issuer and all of the officers and the Trustees of the fund and the portfolio's investment adviser together own more than 5% of the securities of such issuer.

     Discussion. The 1940 Act prohibits certain transactions between a fund and its affiliates and limits the ability of a fund to invest in securities of its affiliates. The Board believes that it is unnecessary to have a fundamental policy that goes beyond the 1940 Act. The Portfolio's current fundamental policy on purchasing securities of affiliates is more restrictive than the 1940 Act limitations on investing in affiliates. If this fundamental policy is eliminated, the Portfolio would be able to invest in affiliates so long as those transactions comply with applicable law, including the 1940 Act.

     The Portfolio's current fundamental policy relating to investments in affiliates is believed to have been adopted initially in response to requirements imposed under certain states' securities laws and/or other restrictions that no longer apply to the Portfolio and are not required by the 1940 Act. The elimination of this policy will simplify the Portfolio's compliance requirements and will provide the Portfolio's investment adviser or any sub-adviser greater flexibility to invest the Portfolio's assets as it deems appropriate, consistent with applicable law and the Portfolio's investment objective and other investment policies.

           Your Board recommends that you vote "FOR" this proposal.

   PROPOSAL 4 -- TO APPROVE AN AMENDED AND RESTATED MANAGEMENT AGREEMENT WITH
                       PIONEER INVESTMENT MANAGEMENT, INC.


Portfolios affected: All Portfolios.

Introduction
     You are being asked to approve an amended and restated management agreement ("Amended and Restated Management Agreement") between the Portfolio and its investment adviser, Pioneer.


     The 1940 Act requires that each management agreement for a Portfolio and any material amendments thereto be approved by the holders of the Portfolio in order for it to become effective. At a Board meeting held on January 8, 2007, and for the reasons discussed below (see "Board Evaluation of the Amended and Restated Management Agreement"), your Board, including a majority of the Independent Trustees, approved the Amended and Restated Management Agreement for your Portfolio and recommended its approval by the shareholders of the Portfolio. If the shareholders of a Portfolio do not approve the Amended and Restated Management Agreement, Pioneer will continue to manage the Portfolio pursuant to the terms of the existing management agreement ("Current Management Agreement").

     Your Board recommends that you vote in favor of this proposal because the Amended and Restated Management Agreement updates the terms of your Portfolio's Current Management Agreement to reflect current industry practices. The Amended and Restated Management Agreement will standardize the terms of the management agreements for all of the Portfolios and the other funds in the Fund Complex. Adopting standard terms for all management agreements is expected to streamline the Board's approval of management agreements in the future and the Board's and management's administration and monitoring of performance of the management agreements. There will be no decrease in services provided by Pioneer and no increase in management fees under any Portfolio's Amended and Restated Management Agreement.


Investment Adviser
     Pioneer serves as the investment adviser to each of the Portfolios. Under the Current Management Agreement with each Portfolio, Pioneer regularly provides the Portfolio with investment research, advice and supervision, and furnishes continuously an investment program for the Portfolio. Under the Amended and Restated Management Agreement, if approved, Pioneer will provide the same services and a continuous investment program for each Portfolio. Pioneer is a direct, wholly-owned subsidiary of Pioneer Investment Management USA Inc. and an indirect, wholly-owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds and institutional and other clients. Pioneer is located at 60 State Street, Boston, Massachusetts 02109.

     The name and principal occupation of the directors and principal executive officer of Pioneer are as set forth below. The principal address of each individual as it relates to his duties at Pioneer is the same as that of Pioneer. No Trustee of any Portfolio, except as noted below, is a director, officer or employee of Pioneer.


----------------------------------------------------------------------------------------------------------------------
Name and Position with Pioneer   Principal Occupation
----------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury               Director, CEO and President of PIM-USA, Pioneer and Pioneer Institutional Asset
President, Chief Executive        Management, Inc. (since March 2007); Executive Vice President of all Pioneer Funds
Officer and Director              (since March 2007); and Director of PGAM (since March 2007)
John F. Cogan, Jr.                Deputy Chairman and a Director of Pioneer Global Asset Management S.p.A. ("PGAM");
Director                          Non-Executive Chairman and a Director of Pioneer Investment Management USA Inc.
                                  ("PIM-USA"); Chairman and a Director of Pioneer; Chairman and Director of Pioneer
                                  Institutional Asset Management, Inc. (since 2006); Director of Pioneer Alternative
                                  Investment Management Limited (Dublin); President and a Director of Pioneer Alternative
                                  Investment Management (Bermuda) Limited and affiliated funds; Director of Nano-C, Inc.
                                  (since 2003); Director of Cole Management Inc. (since 2004); President of all Pioneer
                                  Funds; and Of Counsel, Wilmer Cutler Pickering Hale and Dorr LLP
----------------------------------------------------------------------------------------------------------------------

     Certain Trustees or officers of the Portfolios also are directors and/or officers of certain of UniCredito Italiano S.p.A.'s subsidiaries.

     The date of each Current Management Agreement, the date on which the agreement was approved by shareholders of the applicable Portfolio, and the contractual investment advisory fees payable to Pioneer as investment adviser to the Portfolio are set forth in Part II, Section 3, of this Joint Proxy Statement. Aggregate advisory fees paid to Pioneer during the most recent fiscal year are set forth in Part II, Section 4, of this Joint Proxy Statement. The continuation of each Current Management Agreement was last approved by the Board on the date shown in Part II, Section 3, of this Joint Proxy Statement.

Comparison of Amended and Restated Management Agreement with Current Management Agreements
     Set forth below is a general description of the terms of the Amended and Restated Management Agreement and a general comparison with the terms of the Current Management Agreements. A detailed comparison of the terms of the Amended and Restated Management Agreement and the Current Management Agreements is set forth in Part II, Section 13, of this Joint Proxy Statement. You should refer to the copy of the form of Amended and Restated Management Agreement in
Part II, Section 14, of this Joint Proxy Statement for the complete terms of the Amended and Restated Management Agreement.

     Investment Management Services. The Amended and Restated Management Agreement of each Portfolio provides that, subject to the supervision of the Board, Pioneer regularly provides the Portfolio with investment research, advice, management and supervision, and furnishes a continuous investment program for the Portfolio's portfolio of securities and other investments consistent with the Portfolio's investment objectives, policies and restrictions. Pioneer determines from time to time what securities and other investments will be purchased, retained or sold by the Portfolio and implements those decisions, all subject to the provisions of each Portfolio's governing documents, the 1940 Act and any specific policies adopted by the Board and disclosed to Pioneer. The Current Management Agreement requires that Pioneer provide management services of the same nature and scope as the services to be provided to each Portfolio under the Amended and Restated Management Agreement.


     Under the Amended and Restated Management Agreement, Pioneer is authorized to place orders pursuant to its investment determinations for the Portfolio either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. Except as described in the Amended and Restated Management Agreement, Pioneer will seek the best execution available in the selection of brokers and dealers and the placing of orders for the Funds. In assessing the best execution available for any transaction, Pioneer may consider factors it deems relevant, including the size and type of transaction, the nature and character of the markets for the security to be purchased or sold, the execution capabilities and financial condition of the broker or dealer, and the reasonableness of the commission or dealer spread, if any (whether for a specific transaction or on a continuing basis). Subject to applicable law, Pioneer may select brokers or dealers who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) to the Portfolio and/or the other accounts over which Pioneer or its affiliates exercise investment discretion. Pioneer is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission or spread another broker or dealer would have charged for effecting that transaction if Pioneer determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by that broker or dealer. This determination may be viewed either in terms of that particular transaction or the overall responsibilities that Pioneer and its affiliates have with respect to accounts over which they exercise investment discretion. The Current Management Agreements contain similar provisions. The Current Management Agreements for certain Portfolios contain provisions that do not reflect the prohibition of Rule 12b-1(h), recently adopted under the 1940 Act, against directing brokerage to compensate a broker for selling Portfolio shares. The Amended and Restated Management Agreement does not refer specifically to Rule 12b-1(h), but the Portfolios nonetheless are subject to its prohibition against directing brokerage to compensate a broker for selling Portfolio shares.


     The Amended and Restated Management Agreement provides that Pioneer will provide advice and recommendations with respect to other aspects of the business and affairs of the Portfolio, and exercise voting rights, rights to consent to corporate action and any other rights pertaining to the Portfolio's portfolio securities, subject to such direction as the Board may provide, and will perform such other functions of investment management and supervision as may be directed by the Board. The Current Management Agreements do not contain similar provisions, but Pioneer currently provides to the Portfolios services of the types described in the preceding sentence.


     The Amended and Restated Management Agreement contains an express authorization of Pioneer to give instructions to the Portfolio's custodian, as agent of the Portfolio, and to execute agreements, instruments and documents in connection with its services under the Amended and Restated Management Agreement. The Current Management Agreements do not contain comparable express authorizations.

     Fees. Under the Current Management Agreement, each Portfolio pays Pioneer, as compensation for its services, a fee computed at an annual rate as shown in
Part II, Section 3, of this Joint Proxy Statement. The fee payable by each Portfolio under its Amended and Restated Management Agreement will be computed at the same annual rate. There is no change in the fee payable by any Portfolio under the Amended and Restated Management Agreement.

     Payment of Expenses. The Current Management Agreements provide that Pioneer will pay or reimburse the Trust for all expenses not specifically assumed by the Trust in the Current Management Agreements where such expenses are incurred by the Manager or the Trust in connection with the management of the affairs of, and the investment and reinvestment of the assets of, the Trust, and that the applicable Trust will assume and pay for certain charges and expenses of the Trust and the Portfolio, including without limitation accounting, pricing and appraisal services, charges and expenses of auditors, the custodian, transfer agent, plan agent, dividend disbursing agent or registrar, taxes, insurance premiums, registration fees, expenses of shareholders' and Trustees' meetings, costs of printing and distributing prospectuses, notices, proxies and reports, 12b-1 fees and brokers' and underwriting commissions.


     The Amended and Restated Management Agreement requires Pioneer to furnish all necessary services, facilities and personnel in connection with the performance of its services under the Amended and Restated Management Agreement, and states that, except as specifically indicated therein, Pioneer is not responsible for any of the Trust's or the Portfolio's ordinary or extraordinary expenses. Pioneer also serves as each Portfolio's administrator, and concurrently with execution of the Amended and Restated Management Agreement, Pioneer will enter into an amended and restated administration agreement with the Portfolio. The amended and restated administration agreement will provide that Pioneer will pay or reimburse the Trust for all expenses not specifically assumed by the Trust under that agreement, and that the Trust will assume and pay for charges and expenses of the Trust and the Portfolio to the same extent the Trust and the Portfolio pay charges and expenses under the Current Management Agreement. If the Amended and Restated Management Agreement had been in effect for any Portfolio for the last two years in lieu of the Current Management Agreement, expenses paid by the Portfolio would have been the same as the actual expenses paid by the Portfolio under its Current Management Agreement. Pioneer will continue to be obligated to pay or reimburse Trust and Portfolio expenses not specifically assumed by the Trust, but pursuant to the amended and restated administration agreement rather than pursuant to the Amended and Restated Management Agreement. Unlike the Amended and Restated Management Agreement, the administration agreement may be entered into, and subsequently amended, by agreement of the administrator and the Board, without shareholder approval. Consequently, one effect of moving the expense reimbursement/payment obligations from the management agreement to the amended and restated administration agreement will be to authorize the Board to reallocate expense payment obligations to the Portfolios without shareholder approval.

     The Current Management Agreements require Pioneer to pay or reimburse the Trust for any compensation paid by the Trust or a Portfolio to Trustees or officers who are affiliated with or "interested persons" (as defined in the 1940 Act) of Pioneer. The Current Management Agreements for certain Portfolios1 instead contain a requirement that Pioneer pay or reimburse compensation of Trustees or officers who are "affiliated persons" (as defined in the 1940 Act) of Pioneer. The Amended and Restated Management Agreement states that Pioneer will pay or reimburse the Trust for compensation paid to the Trustees who are affiliated persons of Pioneer and officers of the Trust as such, except as the Board may decide. The Portfolios will continue to be responsible for the payment of compensation to the Independent Trustees.


     The Amended and Restated Management Agreement acknowledges that Pioneer may provide other services, such as administrative services, to the Portfolio pursuant to separate contracts approved by the Board and receive compensation for such services as specified in the contracts. The Current Management Agreements do not explicitly address the provision of additional services.

     Investment Subadvisers. The Amended and Restated Management Agreement authorizes Pioneer or the Portfolio to enter into contracts with investment subadvisers (including affiliates of Pioneer). Pioneer is not accountable to the Trust or Portfolio or shareholders for any loss or liability relating to specific investments selected by the subadviser. The Current Management

-----------

(1) These Portfolios include: Pioneer Bond VCT Portfolio, Pioneer Cullen Value VCT Portfolio, Pioneer Global High Yield VCT Portfolio, Pioneer Growth Opportunities VCT Portfolio, Pioneer Ibbotson Aggressive Allocation VCT Portfolio, Pioneer Ibbotson Growth Allocation VCT Portfolio, Pioneer Oak Ridge Large Cap Growth VCT Portfolio and Pioneer Real Estate Shares VCT Portfolio.

Agreements contain similar provisions. If Pioneer contracts with a subadviser, as permitted under the Amended and Restated Management Agreement, Pioneer would pay the subadvisory fees, unless the Board agrees otherwise.

     Potential Conflicts of Interest. The Amended and Restated Management Agreement specifically provides that personnel of Pioneer, even if serving the Portfolio as a Trustee, officer or employee, may engage in any other business or devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature. Pioneer may engage in any other business or render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association. The Current Management Agreements contain similar provisions but do not specifically address the ability of any Pioneer director, officer or employee to engage in any other business or render services of any kind. Pioneer's Code of Ethics, which remains in effect, states Pioneer's policy that advisory persons and others subject to the Code of Ethics must conduct themselves in such a manner as to avoid any actual or potential conflict of interest with any client of Pioneer.


     The Amended and Restated Management Agreement also provides that if the purchase or sale of securities consistent with the investment policies of the Portfolio and one or more other accounts of Pioneer are considered at or about the same time, transactions in such securities must be allocated among the accounts in a manner deemed equitable by Pioneer. Such transactions may be combined, in accordance with applicable laws and regulations, consistent with Pioneer's policies and procedures as presented to the Board from time to time. The Current Management Agreements also authorize Pioneer to aggregate securities sold or purchased for the Portfolio and other clients of Pioneer, to the extent permitted by law, to obtain the best execution. In such cases, Pioneer allocates the securities, as well as related expenses, in a manner it considers the most equitable and consistent with its fiduciary obligations.


     Limitation on Liability. The Amended and Restated Management Agreement states that Pioneer assumes no responsibility other than to render the services called for by the agreement, in good faith, and that Pioneer will not be liable for any loss or other liability arising out of any investment or for any act or omission in the execution of securities or other transactions for the Portfolio. This limitation of liability applies to affiliates, partners, shareholders, directors, officers and employees of Pioneer and its affiliates who may perform services for the Portfolio contemplated by the Amended and Restated Management Agreement. None of Pioneer nor any other such person is protected, however, from liability by reason of its willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Amended and Restated Management Agreement. The Current Management Agreements state that Pioneer will not be liable for any error of judgment or mistake of law or any loss incurred by reason of the adoption of any investment policy or the purchase, sale or retention of any security or any recommendation of Pioneer, except that Pioneer is not protected against liability to each Trust or its holders by reason of its willful misfeasance, bad faith or gross negligence or reckless disregard of its obligations and duties under the agreement. The Current Management Agreements do not explicitly limit the liability of affiliates, partners, shareholders, directors, officers and employees of Pioneer.


     Term and Continuance. Each Current Management Agreement has been in effect for an initial term and for successive one-year periods subject to such continuance being approved annually in the manner required by the 1940 Act. If approved by each Portfolio's shareholders, that Portfolio's Amended and Restated Management Agreement would terminate, unless sooner terminated as set forth therein, on December 31, 2009. Thereafter, if not terminated, the Amended and Restated Management Agreement will continue in effect from year to year if such continuance is specifically approved at least annually (a) by the Board, or (b) by a vote of a majority of the outstanding voting securities of the Portfolio, provided that in either event the continuance also is approved by a majority of the Trustees who are not interested persons of a party to the Amended and Restated Management Agreement.

     Termination. The Amended and Restated Management Agreement may be terminated at any time, without the payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities of the Portfolio, upon not more than sixty (60) days' and not less than thirty (30) days' written notice to Pioneer, or by Pioneer upon not less than sixty (60) days' written notice to the Portfolio. The Amended and Restated Management Agreement will terminate automatically in the event of its "assignment" (as defined in the 1940 Act). The Current Management Agreements may be terminated by the Board or Pioneer on sixty (60) days' notice, and terminate automatically upon assignment.

Board Evaluation of the Amended and Restated Management Agreement
     At a meeting of the Board held on January 8, 2008, the Board reviewed and considered an Amended and Restated Management Agreement between Pioneer and each Portfolio, to determine whether the agreement should be approved for an initial period ending December 31, 2009. Following their review and consideration, the Trustees determined that the Amended and Restated Management Agreements will enable shareholders of each of the Portfolios to continue to enjoy high quality services at a cost that is appropriate, reasonable, and in the best interests of the shareholders. The Board, including the Independent Trustees, approved the Amended and Restated Management Agreement to appoint Pioneer as investment adviser to each of the Portfolios.

     In reaching their decisions, the Trustees requested and obtained from Pioneer such information as they deemed reasonably necessary to evaluate the Amended and Restated Management Agreements. The Trustees also considered information received in connection with the most recent approval or continuation of each Current Management Agreement. On November 13, 2007, the Board performed a full annual review of the Current Management Agreement for each Portfolio as required by the 1940 Act. The Board determined that Pioneer had the capabilities, resources and personnel necessary to provide the advisory services then being provided and anticipated to be provided to each Portfolio, and that the fees paid by each Portfolio, taking into account any applicable breakpoints, represented reasonable compensation to Pioneer in light of the services provided, as well as an appropriate sharing between Portfolio shareholders and Pioneer of economies of scale in the management of each Portfolio at current and anticipated asset levels.

     The Board, including the Independent Trustees, considered, among other things, the following factors with respect to each Portfolio:

     Nature, Extent and Quality of Services. The Trustees considered the nature, extent and quality of the services provided by Pioneer to the Portfolio, taking into account the investment objective and strategy of the Portfolio and the information related to the Portfolio provided to the Trustees at each quarterly meeting. The Trustees reviewed the terms of the Amended and Restated Management Agreement. The Trustees also reviewed Pioneer's investment approach for the Portfolio and its research process. The Trustees considered the resources of Pioneer and the personnel of Pioneer who provide investment management services to the Portfolio. They also considered Pioneer's compliance and legal resources and personnel.

     In addition, the Trustees considered the other services that Pioneer will continue to provide to the Portfolio under the Amended and Restated Management Agreement and that, as administrator, Pioneer would continue to be responsible for the administration of the Portfolio's business and other affairs. It was noted that Pioneer supervises and monitors the performance of the Portfolio's service providers and provides the Portfolio with personnel (including officers) as are necessary for the Portfolio's operations. The Trustees considered the fees paid to Pioneer for the provision of such services.

     Based on these considerations, the Trustees concluded that the nature, extent and quality of services that Pioneer would continue to provide to the Portfolio were satisfactory and consistent with the terms of the Amended and Restated Management Agreement.

     Performance of the Portfolio. The Trustees considered the performance results of the Portfolio over various time periods. They reviewed information comparing the Portfolio's performance with the average performance of its peer group of funds as classified by Morningstar, Inc. ("Morningstar"), an independent provider of investment company data, and with the performance of the Portfolio's benchmark index. The Trustees considered the Portfolio's annualized total return relative to the total returns of its peer group. The Trustees concluded that the investment performance of the Portfolio was satisfactory.

     Management Fee and Expenses. The Trustees considered information on the fees and expenses of the Portfolio in comparison to the management fees of its peer group of funds as classified by Morningstar and the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purposes using data provided by Strategic Insight Mutual Portfolio Research and Consulting, LLC ("Strategic Insight"), an independent third party.

     The Trustees considered the Portfolio's management fee for the twelve months ended June 30, 2007 relative to the management fees paid by other funds in its peer group Morningstar category for the comparable period. The Trustees also considered the Portfolio's expense ratio for the twelve months ended June 30, 2007 relative to those of its Strategic Insight peer group.

     The Trustees concluded that the management fee payable by the Portfolio to Pioneer was reasonable in relation to the nature and quality of services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies. The Trustees also concluded that the Portfolio's expense ratio was reasonable, taking into account the size of the Portfolio, the quality of services provided by Pioneer and the investment performance of the Portfolio.

     Profitability. The Trustees considered information provided by Pioneer regarding the profitability of Pioneer with respect to the advisory services provided by Pioneer to the Portfolio, including the methodology used by Pioneer in allocating certain of its costs to the management of the Portfolio. The Trustees also considered Pioneer's profit margin in connection with the overall operation of the Portfolio. They further reviewed the financial results realized by Pioneer and its affiliates from non-fund businesses. The Trustees considered Pioneer's profit margins with respect to the Portfolio in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees recognized that Pioneer should be entitled to earn a reasonable level of profit for the services provided to the Portfolio. The Trustees concluded that Pioneer's profitability with respect to the management of the Portfolio was not unreasonable.

     Economies of Scale. The Trustees considered the economies of scale with respect to the management of the Portfolio, whether the Portfolio had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. The Trustees noted, with respect to certain of the Portfolios (as indicated in Part II, Section 3, of this Joint Proxy Statement), that breakpoints in the management fee schedule and reduced fee rates above certain asset levels should result in a sharing of perceived or actual economies of scale between Pioneer and the Portfolio.

     The Trustees considered, with respect to each Portfolio that pays a management fee at a fixed rate as a percentage of the Portfolio's net assets, without any breakpoints, that the management fee rate paid by the Portfolio for the twelve months ended June 30, 2007 (as indicated in Part II, Section 3, of this Joint Proxy Statement) compared satisfactorily to the management fees paid by other funds in the Portfolio's peer group Morningstar category for the comparable period.

     Other Benefits. The Trustees considered the other benefits to Pioneer from its relationship with the Portfolio. The Trustees considered that affiliates of Pioneer serve as the Portfolio's transfer agent and distributor. The Trustees further considered the intangible benefits to Pioneer by virtue of its relationship with the Portfolio and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between Pioneer and the Portfolio.

     The Trustees evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately in respect of each Portfolio. The Trustees also based their decisions on the foregoing considerations, among others, although they did not identify any that was all-important or controlling of their discussions, and each Trustee attributed different weights to the various factors.

Other Service Providers
     Pioneer Funds Distributor, Inc. ("PFD"), an indirect wholly-owned subsidiary of Pioneer Investment Management USA Inc., serves as principal underwriter for the Portfolios. PFD is located at 60 State Street, Boston, Massachusetts 02109.

     Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109, acts as shareholder servicing and transfer agent for the Portfolios.

     Pioneer also has entered into an administration agreement with each Portfolio, pursuant to which certain accounting, administration and legal services are performed by Pioneer.

Additional Information
     The tables set forth in Part II, Section 4, of this Joint Proxy Statement show amounts paid to Pioneer and to affiliates of Pioneer during the most recent fiscal year by each Portfolio for the services noted therein. There were no other material payments by any Portfolio to Pioneer or any of its affiliates during that period. No other person served as manager to any Portfolio during that period.

     The aggregate brokerage commissions paid by each Portfolio to PFD, an affiliated broker, during the most recent fiscal year also are set forth in
Part II, Section 4, of this Joint Proxy Statement. No other affiliated entity provided brokerage services to any Portfolio during that period, and PFD will continue to provide services to the Portfolios after the Amended and Restated Management Agreements are approved.

     Pioneer provides investment management services to other funds that may have investment objectives and policies similar to those of certain of the Portfolios. The table set forth in Part II, Section 5, of this Joint Proxy Statement lists such other funds advised by Pioneer, the net assets of those funds and the management fees payable by each Portfolio to Pioneer as a percentage of average daily net assets.

     At its January 8, 2008, meeting, the Board reviewed information received in connection with the most recent approval or continuation of each Current Management Agreement and reaffirmed its findings, as described above, that Pioneer had the capabilities, resources and personnel necessary to provide advisory services to the Portfolios, and that the compensation payable to Pioneer for its services was reasonable. Based on information provided by Pioneer at that meeting and on their review of the terms of the Amended and Restated Management Agreement, the Board concluded that there would be no material change in the nature, scope or cost of services provided to any Portfolio and voted to approve the Amended and Restated Management Agreement for each Portfolio.

Required Vote

     To become effective with respect to a particular Portfolio, the Amended and Restated Management Agreement must be approved by a "1940 Act Majority Vote" of the outstanding interests in that Portfolio, as such term is defined above in "Vote Required and Manner of Voting Proxies." Each shareholder of record that is a participating insurance company will vote Portfolio shares attributable to a Variable Contract in accordance with voting instructions received from the contract holder. If the insurance company does not receive timely instructions from a contract holder, the insurance company will vote the Portfolio shares attributable to that contract holder's Variable Contract, as well as its own shares, in the same proportion as those shares for which the insurance company receives voting instructions.


            Your Board recommends that you vote "FOR" this proposal.

   PROPOSAL 5 -- TO APPROVE A POLICY ALLOWING THE APPOINTMENT OF UNAFFILIATED SUB-ADVISERS AND AMENDMENTS TO SUB-ADVISORY AGREEMENTS WITHOUT SHAREHOLDER
                                    APPROVAL

Portfolios affected:

Pioneer Emerging Markets VCT Portfolio   Pioneer International Value VCT Portfolio
Pioneer Equity Income VCT Portfolio      Pioneer Mid Cap Value VCT Portfolio
Pioneer Fund VCT Portfolio               Pioneer Money Market VCT Portfolio
Pioneer High Yield VCT Portfolio         Pioneer Strategic Income VCT Portfolio
Pioneer Independence VCT Portfolio


Introduction
     You are being asked to approve a policy that, if adopted, would permit Pioneer, subject to the approval of the Board, to appoint otherwise unaffiliated sub-advisers, enter into sub-advisory agreements and amend existing sub-advisory agreements with otherwise unaffiliated sub-advisers for your Portfolio without further shareholder approval (the "sub-adviser approval policy"). The sub-adviser approval policy currently may not be used to approve any sub-adviser that is affiliated with Pioneer, as that term is used in the 1940 Act, or to amend materially any sub-advisory agreement with an affiliated sub-adviser. Instead, a special shareholder meeting would be called to permit shareholders to approve any sub-advisory arrangement with an affiliated sub-adviser. Currently, in order for Pioneer to appoint a sub-adviser or materially modify a sub-advisory agreement, the Portfolio must call and hold a shareholder meeting, create and distribute proxy materials, and solicit votes from its shareholders. This process is time-intensive, costly and slow. Without the delay inherent in holding shareholder meetings, the Portfolio would be able to act more quickly to appoint a sub-adviser when the Board and Pioneer believe that the appointment would benefit the Portfolio. If the shareholders of a Portfolio do not approve the sub-adviser approval policy, decisions regarding a proposed sub-adviser for that Portfolio or a material change to a sub-advisory agreement with respect to that Portfolio will continue to require shareholder approval.


     Your Board recommends that you vote in favor of this proposal to allow Pioneer the flexibility to provide its investment advisory services to the Portfolio through one or more sub-advisers that have particular expertise in the types of investments on which the Portfolio focuses and provide Pioneer with the maximum flexibility to select, supervise and evaluate sub-advisers -- without incurring the necessary delay or expense of obtaining further shareholder approval -- because it will allow the Portfolio to operate more efficiently.


Proposed sub-adviser approval policy
     Each of the Portfolios, along with other funds in the Fund Complex, and Pioneer, have received an exemptive order of the SEC (the "exemptive order") for relief from the provisions of Section 15(a) of the 1940 Act and Rule 18f-2 under the 1940 Act. Provisions of the 1940 Act require that shareholders of a mutual fund approve a sub-advisory agreement with the sub-adviser and material amendments to an existing sub-advisory agreement. The exemptive order provides that if shareholders of a Portfolio approve, Pioneer will be authorized to evaluate and, subject to review and approval by the Board, select and retain new sub-advisers for the Portfolio that are not otherwise affiliated with Pioneer, and modify the Portfolio's existing sub-advisory agreement with an otherwise unaffiliated sub-adviser, without obtaining further approval of the Portfolio's shareholders. Shareholders of each Portfolio are being asked to approve a sub-adviser approval policy subject to the conditions of the exemptive order. In 2004, the SEC proposed a rule similar in scope to the order. If the rule is adopted, Pioneer may comply with the rule in lieu of the order.


     Approval of the sub-adviser approval policy will not affect any of the requirements under the federal securities laws that govern each Portfolio, Pioneer, any proposed sub-adviser not otherwise affiliated with Pioneer or any proposed sub-advisory agreement with a sub-adviser that is not otherwise affiliated with Pioneer, other than the requirement to have any future sub-advisory agreement or amendment to the sub-advisory agreement approved at a meeting of the Portfolio's shareholders. The Board, including the Independent Trustees, will continue to evaluate and approve all new sub-advisory agreements with respect to the Portfolio between Pioneer and any sub-adviser, as well as all changes to any sub-advisory agreement. Shareholders will continue to evaluate and approve all new sub-advisory arrangements with respect to a Portfolio between Pioneer and any sub-adviser that is affiliated with Pioneer. Each Portfolio and Pioneer also will be subject to several conditions imposed by the SEC under the exemptive order to protect the interests of the Portfolio's shareholders whenever Pioneer acts under the sub-adviser approval policy. Among other conditions, following a change to a Portfolio's sub-advisory arrangements made pursuant to the sub-adviser approval policy, the Portfolio will provide its shareholders with an information statement that contains substantially the same relevant information about the sub-adviser, the sub-advisory agreement and the sub-advisory fee that the Portfolio would be required to send its shareholders in a proxy statement. This information statement is intended to permit the Portfolio's shareholders to determine if they are satisfied with the sub-advisory arrangement. If not satisfied, a shareholder would be able to exchange his or her interests in the Portfolio for interests in another Portfolio or redeem his or her interests. Exchanges and redemptions may be subject to transaction or distribution fees and generally are taxable transactions.

     Shareholder approval of this proposal will not result in an increase or decrease in the total amount of investment advisory fees paid by a Portfolio to Pioneer. If a Portfolio implements this policy, Pioneer, pursuant to its management contract with the Portfolio, will continue, directly or through sub-advisers, to provide the same level of management and administrative services to the Portfolio as it provides currently.

     Pioneer does not have any present intention to appoint a sub-adviser for a Portfolio that does not currently have a sub-adviser.

Reasons for proposal
     The Board believes that it is in the best interests of each Portfolio and its shareholders to allow Pioneer the flexibility to provide its investment advisory services to the Portfolio through one or more sub-advisers that have particular expertise in the types of investments on which the Portfolio focuses. In addition, the Board believes that providing Pioneer with maximum flexibility to select, supervise and evaluate sub-advisers -- without incurring the necessary delay or expense of obtaining further shareholder approval -- is in the best interests of each Portfolio's shareholders because it will allow the Portfolio to operate more efficiently. Currently, in order for Pioneer to appoint a sub-adviser or materially modify a sub-advisory agreement, the Portfolio must call and hold a shareholder meeting, create and distribute proxy materials, and solicit votes from its shareholders. This process is time-intensive, costly and slow. Without the delay inherent in holding shareholder meetings, the Portfolio would be able to act more quickly to appoint a sub-adviser when the Board and Pioneer believe that the appointment would benefit the Portfolio.

     The Board believes that it is appropriate to vest the selection, supervision and evaluation of the sub-advisers in Pioneer (subject to review by the Board) in light of Pioneer's expertise in investment management and its ability to select the most appropriate sub-advisers. The Board believes that many investors choose to invest in a Portfolio because of Pioneer's investment management experience and expertise. Pioneer believes that it can use this experience and expertise in evaluating and choosing sub-advisers.

     The Board will oversee the sub-adviser approval policy to protect shareholders' interests whenever Pioneer selects a sub-adviser or modifies a sub-advisory agreement. The Board, including a majority of the Independent Trustees, will continue to evaluate and approve all new sub-advisory agreements, as well as any modification to existing sub-advisory agreements, relating to that Portfolio. In their review, the Trustees will analyze those factors that they consider to be relevant to the determination, including the nature, quality and scope of services provided by the sub-advisers. Among other things, the Board intends to compare the investment performance of the assets managed by the sub-adviser with other accounts with similar investment objectives managed by other advisers and they intend to review the sub-adviser's compliance with federal securities laws and regulations. The sub-advisory agreement will be subject to all relevant provisions of the 1940 Act, except for the specific provisions of the 1940 Act to which the exemptive order grants exemptions.


Required Vote
     To be approved for a Portfolio, this proposal must receive a "1940 Act Majority Vote" of the outstanding voting securities of that Portfolio, as such term is defined above in "Vote Required and Manner of Voting Proxies." If a Portfolio does not approve this proposal, the sub-adviser approval policy will not be adopted with respect to that Portfolio (but will with respect to Portfolios that have adopted the policy) and decisions regarding a proposed sub-adviser or a material change to a sub-advisory agreement will continue to require shareholder approval. Each shareholder of record that is a participating insurance company will vote Portfolio shares attributable to a Variable Contract in accordance with voting instructions received from the contract holder. If the insurance company does not receive timely instructions from a contract holder, the insurance company will vote the Portfolio shares attributable to that contract holder's Variable Contract, as well as its own shares, in the same proportion as those shares for which the insurance company receives voting instructions.


           Your Board recommends that you vote "FOR" this proposal.

GENERAL
     Management does not intend to present and does not have reason to believe that any other items of business will be presented at the Meeting. However, if other matters are properly presented to the Meeting for a vote, the proxies will be voted by the persons acting under the proxies upon such matters in accordance with their judgment of the best interests of the Portfolio.

     A list of shareholders entitled to be present and to vote at the Meeting will be available at the offices of the Portfolios, 60 State Street, Boston, Massachusetts 02109, for inspection by any shareholder during regular business hours beginning ten days prior to the date of the Meeting.

     Failure of a quorum to be present at the Meeting will necessitate adjournment. The persons named in the enclosed proxy may also move for an adjournment of the Meeting to permit further solicitation of proxies with respect to any of the proposals if they determine that adjournment and further solicitation are reasonable and in the best interests of shareholders. Under the Trust's bylaws, an adjournment of a meeting requires the affirmative vote of a majority of the shares present or a majority of votes cast, as the case may be, in person or represented by proxy at the meeting.

     Please vote promptly by signing and dating each enclosed proxy/voting instruction card and returning it in the accompanying postage-paid return envelope OR by following the enclosed instructions to similarly providing voting instructions by telephone or over the Internet.

                                    /s/ Dorothy E. Bourassa

                                        Dorothy E. Bourassa
                                        Secretary


                                        March 18, 2008

                        PART II -- ADDITIONAL INFORMATION

SECTION 1

COMPENSATION OF TRUSTEES

     The Independent Trustees review and set their compensation annually, taking into consideration the committee and other responsibilities assigned to specific Trustees. Fees payable currently to the Independent Trustees are as follows:

     o Each Independent Trustee receives an annual fee of $132,000 ("base compensation") plus $5,000 for each special in-person meeting of the Board attended. Each Independent Trustee also receives $3,000 for each telephonic Board meeting attended, if the meeting lasts longer than one hour, or $1,500, if the meeting lasts less than one hour.

     o Each Independent Trustee who is a member of the Audit Committee and the Policy Administration Committee, other than the Chairperson, receives an additional 10% of base compensation.

     o The Chairperson of the Audit Committee receives an additional 20% of base compensation.

     o The Chairperson of the Policy Administration Committee receives an additional 15% of base compensation.

     o The Chairperson of the Independent Trustees Committee receives an additional 5% of base compensation.

     o The Chairperson of the Valuation Committee receives an additional 5% of base compensation. Other Independent Trustees receive $500 for each meeting of the Valuation Committee in which they participate.

     o Each Independent Trustees is reimbursed for out-of-pocket and travel expenses associated with attending Committee and Board meetings.

     The compensation paid to the Trustees is allocated among the funds in the Fund Complex they oversee, including the Portfolios, as follows:

     o Each fund with assets less than $250 million pays each Independent Trustee an annual fee of $1,000.

     o The remaining compensation of the Independent Trustees is allocated pro rata to each fund with assets greater than $250 million based on the fund's net assets.

     o Each Interested Trustee receives an annual fee of $500 from each fund he oversees that has net assets greater than $50 million; all funds other than funds with net assets of $50 million or less pay each Interested Trustee an annual fee of $200. Pioneer reimburses the funds in the Fund Complex, including the Portfolios, for the fees paid to the Interested Trustees.

     The following table shows compensation paid to the Trustees by each Portfolio and by all funds in the Fund Complex during the Most Recent Year.2


----------------------------------------------------------------------------------------------------------------------
                                            Margaret
                         David      Mary     B. W.     Thomas    Marguerite     John       John F.,    Daniel K.
Portfolio               R. Bock   K. Bush    Graham   J. Perna    A. Piret    Winthrop   Cogan, Jr.*   Kingsbury
----------------------------------------------------------------------------------------------------------------------
Pioneer Bond            $1,000    $1,000    $1,000     $1,000      $1,000      $1,000        $200         --
  VCT Portfolio
----------------------------------------------------------------------------------------------------------------------
Pioneer Cullen Value    $1,000    $1,000    $1,000     $1,000      $1,000      $1,000        $200         --
  VCT Portfolio
----------------------------------------------------------------------------------------------------------------------
Pioneer Emerging        $1,000    $1,000    $1,000     $1,000      $1,000      $1,000        $500         --
  Markets VCT
  Portfolio
----------------------------------------------------------------------------------------------------------------------
Pioneer Equity          $1,395    $1,371    $1,466     $1,378      $1,588      $1,388        $500         --
  Income
  VCT Portfolio
----------------------------------------------------------------------------------------------------------------------

-----------
(2) The term "Most Recent Year" refers to the calendar year ended December 31, 2007, which coincides with the fiscal year of the Portfolios and of certain other funds in the Fund Complex.

----------------------------------------------------------------------------------------------------------------------
                                                  Margaret
                           David        Mary       B. W.      Thomas    Marguerite     John       John F.,    Daniel K.
Portfolio                 R. Bock     K. Bush      Graham    J. Perna    A. Piret    Winthrop   Cogan, Jr.*   Kingsbury
----------------------------------------------------------------------------------------------------------------------
Pioneer Fund             $  1,679    $  1,654    $  1,777    $  1,657    $  2,005    $  1,659     $   500         --
  VCT Portfolio
----------------------------------------------------------------------------------------------------------------------
Pioneer Global High      $  1,000    $  1,000    $  1,000    $  1,000    $  1,000    $  1,000     $   200         --
  Yield VCT Portfolio
----------------------------------------------------------------------------------------------------------------------
Pioneer Growth           $  1,029    $  1,028    $  1,030    $  1,029    $  1,042    $  1,027     $   500         --
  Opportunities
  VCT Portfolio
----------------------------------------------------------------------------------------------------------------------
Pioneer Independence     $  1,000    $  1,000    $  1,000    $  1,000    $  1,000    $  1,000     $   200         --
  VCT Portfolio
----------------------------------------------------------------------------------------------------------------------
Pioneer High Yield       $  1,000    $  1,000    $  1,000    $  1,000    $  1,000    $  1,000     $   500         --
  VCT Portfolio
----------------------------------------------------------------------------------------------------------------------
Pioneer Ibbotson         $  1,000    $  1,000    $  1,000    $  1,000    $  1,000    $  1,000     $   200         --
  Aggressive
  Allocation
  VCT Portfolio
----------------------------------------------------------------------------------------------------------------------
Pioneer Ibbotson         $  1,000    $  1,000    $  1,000    $  1,000    $  1,000    $  1,000     $   500         --
  Growth Allocation
  VCT Portfolio
----------------------------------------------------------------------------------------------------------------------
Pioneer Ibbotson         $  1,000    $  1,000    $  1,000    $  1,000    $  1,000    $  1,000     $   500         --
  Moderate Allocation
  VCT Portfolio
----------------------------------------------------------------------------------------------------------------------
Pioneer International    $  1,000    $  1,000    $  1,000    $  1,000    $  1,000    $  1,000     $   500         --
  Value VCT Portfolio
----------------------------------------------------------------------------------------------------------------------
Pioneer Mid Cap          $  1,332    $  1,316    $  1,381    $  1,320    $  1,491    $  1,322     $   500         --
  Value VCT Portfolio
----------------------------------------------------------------------------------------------------------------------
Pioneer Money            $  1,000    $  1,000    $  1,000    $  1,000    $  1,000    $  1,000     $   200         --
  Market
  VCT Portfolio
----------------------------------------------------------------------------------------------------------------------
Pioneer Oak Ridge        $  1,000    $  1,000    $  1,000    $  1,000    $  1,000    $  1,000     $   200         --
  Large Cap Growth
  VCT Portfolio
----------------------------------------------------------------------------------------------------------------------
Pioneer Real Estate      $  1,000    $  1,000    $  1,000    $  1,000    $  1,000    $  1,000     $   500         --
  Shares
  VCT Portfolio
----------------------------------------------------------------------------------------------------------------------
Pioneer Small Cap        $  1,000    $  1,000    $  1,000    $  1,000    $  1,000    $  1,000     $   500         --
  Value VCT Portfolio
----------------------------------------------------------------------------------------------------------------------
Pioneer Strategic        $  1,000    $  1,000    $  1,000    $  1,000    $  1,000    $  1,000     $   500         --
  Income
  VCT Portfolio
----------------------------------------------------------------------------------------------------------------------
Total Compensation       $162,171    $160,250    $174,250    $160,575    $201,750    $160,500     $33,500        $ 0
  from Fund Complex
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                         Margaret
                      David      Mary     B. W.     Thomas    Marguerite     John       John F.,    Daniel K.
Portfolio            R. Bock   K. Bush    Graham   J. Perna    A. Piret    Winthrop   Cogan, Jr.*   Kingsbury
----------------------------------------------------------------------------------------------------------------------
Number of funds        76        77        77        77          77          77           77           34
  in the Fund
  Complex Overseen
  by Trustee
----------------------------------------------------------------------------------------------------------------------

* Under the Management Agreements, Pioneer reimburses each fund, including the Portfolios, for any Interested Trustee fees paid by that fund.

     No Portfolio currently provides any pension or retirement benefits to its Trustees and officers.

     The Declaration of Trust provides that the Portfolio will indemnify its Trustees and officers against liabilities and expenses incurred in connection with any litigation in which they may be involved because of their offices with the Portfolio, unless it is determined in the manner specified in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Portfolio or that such indemnification would relieve any officer or Trustee of any liability to the Portfolio or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

SECTION 2

EQUITY SECURITIES OWNED BY NOMINEES
     The following table shows the amount of securities owned by the Nominees in the Portfolios that they oversee or are nominated to oversee as of December 31, 2007. Please note that the table does not include the amount of equity securities owned by the Nominees in funds in the Fund Complex that they do not oversee or are not nominated to oversee.


-------------------------------------------------------------------------------------------------------------
                                                                                      Aggregate Dollar
                                                                                       Range of Equity
                                                                                   Securities in all Funds
                                                                                      Overseen or to be
                                      Portfolio Name (Dollar Range of                Overseen by Nominee
Name of Trustee                       Equity Securities in Portfolio)                  in Fund Complex
-------------------------------------------------------------------------------------------------------------
Interested Trustees:
-------------------------------------------------------------------------------------------------------------
John F. Cogan, Jr.     None                                                          Over $100,000
-------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury    None                                                          Over $100,000
-------------------------------------------------------------------------------------------------------------
Independent Trustees:
-------------------------------------------------------------------------------------------------------------
David R. Bock          None                                                          Over $100,000
-------------------------------------------------------------------------------------------------------------
Mary K. Bush           None                                                          Over $100,000
-------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman   None                                                          None
-------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham   None                                                          Over $100,000
-------------------------------------------------------------------------------------------------------------
Thomas J. Perna        None                                                          Over $100,000
-------------------------------------------------------------------------------------------------------------
Marguerite A. Piret    Pioneer International Value VCT Portfolio ($10,001-$50,000)   Over $100,000
-------------------------------------------------------------------------------------------------------------
John Winthrop          None                                                          Over $100,000
-------------------------------------------------------------------------------------------------------------

SECTION 3

INFORMATION REGARDING CURRENT MANAGEMENT AGREEMENTS (DATES, APPROVALS, FEES)
     The following table sets forth, with respect to each Portfolio's Current Management Agreement, the date of the agreement, the date the agreement was last approved by the shareholders and the Board, and the fees payable to Pioneer.


----------------------------------------------------------------------------------------------------------------------
                                 Date of       Date Last
                                 Current     Submitted for    Date Last
                                Management    Shareholder    Approved by     Fees (calculated as a percent per annum
Portfolio                       Agreement       Approval        Board      of the Portfolio's average daily net assets)
----------------------------------------------------------------------------------------------------------------------
Pioneer Bond VCT Portfolio    12/10/2004    10/30/2007      11/13/2007    0.50%
----------------------------------------------------------------------------------------------------------------------
Pioneer Cullen Value          2/1/2005      *               11/13/2007    0.70%
 VCT Portfolio
----------------------------------------------------------------------------------------------------------------------
Pioneer Emerging Markets      10/24/2000    9/11/2000       11/13/2007    1.15%
 VCT Portfolio
----------------------------------------------------------------------------------------------------------------------
Pioneer Equity Income         10/24/2000    9/11/2000       11/13/2007    0.65%
 VCT Portfolio
----------------------------------------------------------------------------------------------------------------------
Pioneer Fund VCT Portfolio    10/24/2000    10/30/2007      11/13/2007    0.65%
----------------------------------------------------------------------------------------------------------------------
Pioneer Global High Yield     2/1/2005      *               11/13/2007    0.65% up to $500 Million;
 VCT Portfolio                                                            0.60% over $500 Million.
----------------------------------------------------------------------------------------------------------------------
Pioneer Growth                12/10/2004    *               11/13/2007    0.74%
 Opportunities VCT Portfolio
----------------------------------------------------------------------------------------------------------------------
Pioneer Independence          10/24/2000    9/11/2000       11/13/2007    0.70%
 VCT Portfolio
----------------------------------------------------------------------------------------------------------------------
Pioneer High Yield            10/24/2000    9/11/2000       11/13/2007    0.65%
 VCT Portfolio
----------------------------------------------------------------------------------------------------------------------
Pioneer Ibbotson              2/1/2005      *               11/13/2007    0.17%
Aggressive Allocation
 VCT Portfolio
----------------------------------------------------------------------------------------------------------------------
Pioneer Ibbotson Growth       2/1/2005      *               11/13/2007    0.17%
 Allocation VCT Portfolio
----------------------------------------------------------------------------------------------------------------------
Pioneer Ibbotson Moderate     2/14/2005     *               11/13/2007    0.17%
 Allocation VCT Portfolio
----------------------------------------------------------------------------------------------------------------------
Pioneer International Value   10/24/2000    *               11/13/2007    0.85% up to $500 Million;
 VCT Portfolio                                                            0.75% over $500 Million.
----------------------------------------------------------------------------------------------------------------------
Pioneer Mid Cap Value         10/24/2000    9/11/2000       11/13/2007    0.65%
 VCT Portfolio
----------------------------------------------------------------------------------------------------------------------
Pioneer Money Market          10/24/2000,   9/11/2000       11/13/2007    0.40% up to $1 Billion;
 VCT Portfolio                as amended                                  0.35% over $1 Billion.
                              1/1/2006
----------------------------------------------------------------------------------------------------------------------
Pioneer Oak Ridge Large       3/12/2004     12/28/2004      11/13/2007    0.75% up to $1 Billion;
 Cap Growth VCT Portfolio                                                 0.70% over $1 Billion.
----------------------------------------------------------------------------------------------------------------------
Pioneer Real Estate Shares    10/24/2000,   3/17/2004       11/13/2007    0.80%
 VCT Portfolio                as amended
                              3/3/2004
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                              Date of      Date Last
                              Current    Submitted for    Date Last
                            Management    Shareholder    Approved by     Fees (calculated as a percent per annum
Portfolio                    Agreement      Approval        Board      of the Portfolio's average daily net assets)
----------------------------------------------------------------------------------------------------------------------
Pioneer Small Cap Value    11/1/2001    *               11/13/2007    0.75%
 VCT Portfolio
----------------------------------------------------------------------------------------------------------------------
Pioneer Strategic Income   10/24/2000   9/11/2000       11/13/2007    0.65%
 VCT Portfolio
----------------------------------------------------------------------------------------------------------------------

* Approved by the sole initial shareholder prior to public offering of the Fund.

SECTION 4

AMOUNTS PAID TO PIONEER AND AFFILIATES
     The following table indicates amounts paid by each Portfolio to Pioneer or affiliates of Pioneer during the fiscal year ended December 31, 2007.



----------------------------------------------------------------------------------------------------------------------
                                                                                                  Aggregate
                                                                            Transfer Agency      Commissions
                                              Management   Administration   and Shareholder   Paid to Affiliated
                                                 Fees*          Fees         Servicing Fees        Brokers
Portfolio                                         ($)            ($)              ($)                ($)
----------------------------------------------------------------------------------------------------------------------
Pioneer Bond VCT Portfolio                      120,558            7,884             1,500                   --
----------------------------------------------------------------------------------------------------------------------
Pioneer Cullen Value VCT Portfolio               67,679            3,976             1,503                7,999
----------------------------------------------------------------------------------------------------------------------
Pioneer Emerging Markets VCT Portfolio        1,110,974           21,737             2,204              355,443
----------------------------------------------------------------------------------------------------------------------
Pioneer Equity Income VCT Portfolio           2,899,605          100,371             2,746              162,193
----------------------------------------------------------------------------------------------------------------------
Pioneer Fund VCT Portfolio                    3,521,261          121,890             2,996              204,421
----------------------------------------------------------------------------------------------------------------------
Pioneer Global High Yield VCT Portfolio          44,931            3,773             1,497                   --
----------------------------------------------------------------------------------------------------------------------
Pioneer Growth Opportunities VCT Portfolio    1,862,877           56,641             1,515              747,590
----------------------------------------------------------------------------------------------------------------------
Pioneer Independence VCT Portfolio              209,860            6,745             2,496               42,122
----------------------------------------------------------------------------------------------------------------------
Pioneer High Yield VCT Portfolio                814,703           28,201             2,714               15,392
----------------------------------------------------------------------------------------------------------------------
Pioneer Ibbotson Aggressive Allocation VCT           --            2,140             1,488                   --
 Portfolio
----------------------------------------------------------------------------------------------------------------------
Pioneer Ibbotson Growth Allocation               57,076           37,432             1,488                   --
 VCT Portfolio
----------------------------------------------------------------------------------------------------------------------
Pioneer Ibbotson Moderate Allocation VCT          4,467           26,394             2,308                   --
 Portfolio
----------------------------------------------------------------------------------------------------------------------
Pioneer International Value VCT Portfolio       505,061           13,369             2,652              224,349
----------------------------------------------------------------------------------------------------------------------
Pioneer Mid Cap Value VCT Portfolio           2,506,132           86,525             3,004              385,940
----------------------------------------------------------------------------------------------------------------------
Pioneer Money Market VCT Portfolio              149,143            8,367             1,255                   --
----------------------------------------------------------------------------------------------------------------------
Pioneer Oak Ridge Large Cap Growth VCT          115,444            6,404             1,497               20,387
 Portfolio
----------------------------------------------------------------------------------------------------------------------
Pioneer Real Estate Shares VCT Portfolio        828,329           23,297             2,877               40,183
----------------------------------------------------------------------------------------------------------------------
Pioneer Small Cap Value VCT Portfolio           635,480           19,064             2,054              278,820
----------------------------------------------------------------------------------------------------------------------
Pioneer Strategic Income VCT Portfolio          468,272           16,210             3,022                   --
----------------------------------------------------------------------------------------------------------------------

* Amounts shown do not reflect the effect of contractual expense limitations for certain Portfolios.

SECTION 5

OTHER FUNDS ADVISED BY PIONEER
     The following table lists certain information regarding funds for which Pioneer provides investment advisory services, other than the Portfolios.


----------------------------------------------------------------------------------------------------------------------
                                                 Net Assets
                                         (as of end of fund's last          Management Fee (as a percentage
Portfolio                                     fiscal year) ($)             of average daily net assets) (%)
----------------------------------------------------------------------------------------------------------------------
Pioneer Bond Fund                              $  971,925,984       0.50% up to $1 Billion;
                                                                    0.45% of next $1 Billion;
                                                                    0.40% over $2 Billion*
----------------------------------------------------------------------------------------------------------------------
Pioneer Diversified High Income Trust          $  191,382,718       1.27%*
----------------------------------------------------------------------------------------------------------------------
Pioneer Emerging Markets Fund                  $  758,721,733       1.15%*
----------------------------------------------------------------------------------------------------------------------
Pioneer Equity Income Fund                     $1,434,887,852       0.60% up to $10 Billion;
                                                                    0.575% over $10 Billion
----------------------------------------------------------------------------------------------------------------------
Pioneer Equity Opportunity Fund                $   81,587,817       0.75% up to $1 Billion;
                                                                    0.70% over $1 Billion*
----------------------------------------------------------------------------------------------------------------------
Pioneer Europe Select Equity Fund              $  278,401,012       0.85% up to $500 Million;
                                                                    0.75% over $500 Million*
----------------------------------------------------------------------------------------------------------------------
Pioneer Floating Rate Trust                    $  441,492,549       1.05%*
----------------------------------------------------------------------------------------------------------------------
Pioneer Fund                                   $7,902,975,932       0.60% up to $7.5 Billion;
                                                                    0.575% of next $2.5 Billion;
                                                                    0.55% over $10 Billion;
                                                                    Maximum performance adjustment is +/-0.10%
                                                                    over performance period
----------------------------------------------------------------------------------------------------------------------
Pioneer Fundamental Growth Fund                $    2,732,680       0.75%*
----------------------------------------------------------------------------------------------------------------------
Pioneer High Income Trust                      $  450,444,357       0.81  %
----------------------------------------------------------------------------------------------------------------------
Pioneer High Yield Fund                        $3,983,753,152       0.70% up to $500 Million;
                                                                    0.65% of next $500 Million;
                                                                    0.60% of next $4 Billion;
                                                                    0.55% of next $1 Billion;
                                                                    0.50% of next $1 Billion;
                                                                    0.45% of next $1 Billion;
                                                                    0.40% of next $1 Billion;
                                                                    0.35% of next $1 Billion;
                                                                    0.30% over $10 Billion
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                         Net Assets
                                                 (as of end of fund's last            Management Fee (as a percentage
Portfolio                                             fiscal year) ($)                of average daily net assets) (%)
----------------------------------------------------------------------------------------------------------------------
Pioneer Ibbotson Aggressive Allocation Fund            $  178,557,257       0.13% on investments in underlying funds
                                                                            managed by Pioneer and cash and 0.17% on
                                                                            other investments up to $2.5 Billion;
-------------------------------------------------------------------------
Pioneer Ibbotson Conservative Allocation Fund          $   37,878,016
-------------------------------------------------------------------------
Pioneer Ibbotson Growth Allocation Fund                $  289,365,274       0.11% on investments in underlying funds
                                                                            managed by Pioneer and cash and 0.14% on
                                                                            other investments over $2.5 Billion and up to
                                                                            $4 Billion;
-------------------------------------------------------------------------
Pioneer Ibbotson Moderate Allocation Fund              $  297,337,473       0.10% on investments in underlying funds
                                                                            managed by Pioneer and cash and 0.12% on
                                                                            other investments over $4 Billion and up to
                                                                            $5.5 Billion;
                                                                            0.08% on investments in underlying funds
                                                                            managed by Pioneer and cash and 0.10% on
                                                                            other investments over $5.5 Billion and up to
                                                                            $7 Billion;
                                                                            0.08% on investments in underlying funds
                                                                            managed by Pioneer in cash and 0.09% on
                                                                            other investments over $7 Billion*
-------------------------------------------------------------------------
Pioneer Independence Fund                              $  498,711,611       0.65%*
-------------------------------------------------------------------------
Pioneer International Equity Fund                      $  226,141,004       0.85% up to $500 Million;
                                                                            0.75% over $500 Million*
-------------------------------------------------------------------------
Pioneer International Value Fund                       $  168,311,770       0.85% up to $500 Million;
                                                                            0.75% over $500 Million*
-------------------------------------------------------------------------
Pioneer Mid Cap Growth Fund                            $  540,096,602       0.625% with a maximum performance adjustment
                                                                            of +/-0.20% over performance period
-------------------------------------------------------------------------
Pioneer Mid Cap Value Fund                             $2,802,860,410       0.70% up to $500 Million;
                                                                            0.65% of next $500 Million;
                                                                            0.625% of the next $3 Billion;
                                                                            0.60% over $4 Billion.
                                                                            Maximum performance adjustment of +/-0.10%
                                                                            over performance period
-------------------------------------------------------------------------
Pioneer Municipal and Equity Income Trust              $  425,358,296       0.83  %
-------------------------------------------------------------------------
Pioneer Municipal High Income Advantage                $  361,888,469       0.84  %
 Trust
-------------------------------------------------------------------------
Pioneer Municipal High Income Trust                    $  354,486,334       0.77  %
-------------------------------------------------------------------------
Pioneer Cash Reserves Fund                             $  874,298,366       0.40% up to $1 Billion; 0.35% over $1 Billion
-------------------------------------------------------------------------
Pioneer Protected Principal Plus Fund                  $   46,270,983       0.70  %
-------------------------------------------------------------------------
Pioneer Protected Principal Plus Fund II               $   57,612,467       0.70  %
-------------------------------------------------------------------------
Pioneer Real Estate Shares                             $  272,174,859       0.80  %
-------------------------------------------------------------------------
Pioneer Research Fund                                  $  178,946,127       0.65% up to $1 Billion;
                                                                            0.60% of the next $4 Billion;
                                                                            0.55% over $5 Billion*
-------------------------------------------------------------------------
Pioneer Select Growth Fund                             $    1,070,792       0.75%*
-------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------
                                                   Net Assets
                                           (as of end of fund's last     Management Fee (as a percentage
Portfolio                                      fiscal year) ($)         of average daily net assets) (%)
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
Pioneer Select Value Fund                        $    1,155,996       0.70%*
----------------------------------------------------------------------------------------------------------------------
Pioneer Oak Ridge Large Cap Growth Fund          $  796,917,795       0.75% up to $1 Billion;
                                                                            0.70% over $1 Billion*
----------------------------------------------------------------------------------------------------------------------
Pioneer Oak Ridge Small Cap Growth Fund          $  270,025,020       0.85% up to $1 Billion;
                                                                      0.80% over $1 Billion*
----------------------------------------------------------------------------------------------------------------------
Pioneer AmPac Growth Fund                        $   19,546,238       0.75% up to $1 Billion;
                                                                      0.70% over $1 Billion*
----------------------------------------------------------------------------------------------------------------------
Pioneer AMT-Free CA Municipal Fund               $   94,049,144       0.50% up to $250 Million;
                                                                      0.45% of the next $500 Million;
                                                                      0.40% over $750 Million*
----------------------------------------------------------------------------------------------------------------------
Pioneer AMT-Free Municipal Fund                  $  511,895,919       0.50% up to $250 Million;
                                                                      0.45% of the next $500 Million;
                                                                      0.40% over $750 Million*
----------------------------------------------------------------------------------------------------------------------
Pioneer Growth Leaders Fund                      $   44,011,277       0.75% up to $1 Billion;
                                                                      0.70% over $1 Billion
----------------------------------------------------------------------------------------------------------------------
Pioneer Growth Opportunities Fund                $  572,069,438       0.65%
----------------------------------------------------------------------------------------------------------------------
Pioneer Small and Mid Cap Growth Fund            $   57,562,914       0.85% up to $1 Billion;
                                                                      0.80% over $1 Billion*
----------------------------------------------------------------------------------------------------------------------
Pioneer Tax Free Money Market Fund               $  193,899,655       0.40% up to $1 Billion;
                                                                      0.35% over $1 Billion
----------------------------------------------------------------------------------------------------------------------
Pioneer Cullen Value Fund                        $3,109,097,773       0.70% up to $1 Billion;
                                                                      0.65% for the next $1 Billion;
                                                                      0.60% for the next $1 Billion;
                                                                      0.55% over $3 Billion*
----------------------------------------------------------------------------------------------------------------------
Pioneer Classic Balanced Fund                    $  232,788,632       0.65%*
----------------------------------------------------------------------------------------------------------------------
Pioneer Government Income Fund                   $  211,437,381       0.50% up to $1 Billion;
                                                                      0.45% over $1 Billion
----------------------------------------------------------------------------------------------------------------------
Pioneer Institutional Money Market Fund          $  708,907,826       0.20%*
----------------------------------------------------------------------------------------------------------------------
Pioneer Treasury Reserves Fund                   $   97,858,011       0.40% up to $1 Billion;
                                                                      0.35% over $1 Billion
----------------------------------------------------------------------------------------------------------------------
Pioneer Global Select Equity Fund                $    4,542,291       0.75% up to $500 Million;
                                                                      0.70% of the next $500 Million;
                                                                      0.65% over $1 Billion*
----------------------------------------------------------------------------------------------------------------------
Pioneer High Income Municipal Fund               $   24,161,035       0.50% up to $500 Million;
                                                                      0.475% of the next $500 Million;
                                                                      0.45% over $1 Billion *
----------------------------------------------------------------------------------------------------------------------
Pioneer Oak Ridge All Cap Growth Fund            $    2,063,926       0.75% up to $500 Million;
                                                                      0.70% over $500 Million*
----------------------------------------------------------------------------------------------------------------------
Pioneer Select Research Growth Fund              $      612,627       0.75% up to $1 Billion;
                                                                      0.70% over $1 Billion*
----------------------------------------------------------------------------------------------------------------------
Pioneer Select Research Value Fund               $      599,700       0.75% up to $1 Billion;
                                                                      0.70% over $1 Billion*
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                         Net Assets
                                                 (as of end of fund's last        Management Fee (as a percentage
Portfolio                                             fiscal year) ($)            of average daily net assets) (%)
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
Pioneer Floating Rate Fund                           $     31,904,782       0.60% up to $500 Million;
                                                                            0.55% over $500 Million
----------------------------------------------------------------------------------------------------------------------
Pioneer Global High Yield Fund                       $  2,146,272,678       0.70% up to $500 Million;
                                                                            0.65% of the next $500 Million;
                                                                            0.60% of the next $500 Million;
                                                                            0.55% of the next $500 Million;
                                                                            0.45% over $2 Billion*
----------------------------------------------------------------------------------------------------------------------
Global Diversified Equity Fund                             N/A              0.75% up to $500 Million;
                                                                            0.70% of the next $500 Million;
                                                                            0.65% over $1 Billion
----------------------------------------------------------------------------------------------------------------------
Pioneer Global Aggregate Bond Fund                         N/A              0.50  %
----------------------------------------------------------------------------------------------------------------------
Pioneer Short Term Income Fund                       $    214,755,257        0.40%*
----------------------------------------------------------------------------------------------------------------------
Pioneer Small Cap Value Fund                         $    749,827,909       0.85% up to $1 Billion;
                                                                            0.80% over $1 Billion
----------------------------------------------------------------------------------------------------------------------
Pioneer Strategic Income Fund                        $  1,265,847,112       0.60% up to $1 Billion;
                                                                            0.55% of next $9 Billion;
                                                                            0.50% over $10 Billion
----------------------------------------------------------------------------------------------------------------------
Pioneer Tax Free Income Fund                         $    657,049,821       0.50% up to $250 Million;
                                                                            0.45% of next $500 Million;
                                                                            0.40% over $750 Million
----------------------------------------------------------------------------------------------------------------------
Pioneer Value Fund                                   $  3,850,438,260       0.60% up to $5 Billion;
                                                                            0.575% of the next $5 Billion;
                                                                            0.55% over $10 Billion
                                                                            Maximum performance adjustment +/-0.10%
----------------------------------------------------------------------------------------------------------------------
Met Investors Series Trust--Pioneer                  $     46,686,266***    0.375% up to $250 million;
Fund Portfolio                                                              0.325% of the next $250 million;
                                                                            0.300% of the next $500 million;
                                                                            0.275% of the next $1 billion;
                                                                            0.225% over $2 billion
----------------------------------------------------------------------------------------------------------------------
Met Investors Series Trust--Pioneer Strategic        $    325,038,867***    0.35% up to $200 million;
Income Portfolio                                                            0.30% of the next $200 million;
                                                                            0.25% over $400 million
----------------------------------------------------------------------------------------------------------------------
ING Pioneer Equity Income Portfolio**                $    167,649,258***    0.35% up to $500 million;
                                                                            0.30% over $500 million
----------------------------------------------------------------------------------------------------------------------
ING Pioneer Fund Portfolio**                         $    136,479,509***    0.35% up to $500 million;
                                                                            0.30% over $500 million
----------------------------------------------------------------------------------------------------------------------
ING Pioneer Mid Cap Value Portfolio                  $  1,010,716,999***    0.35  %
----------------------------------------------------------------------------------------------------------------------
ING Pioneer High Yield Portfolio                     $    110,192,520***    0.35% up to $250 million;
                                                                            0.30% over $250 million
----------------------------------------------------------------------------------------------------------------------



* Pioneer contractually has agreed to cap total expenses under this management agreement.

** The management fees for ING Pioneer Equity Income Portfolio and ING Pioneer Fund Portfolio are based on the combined assets of the two series.

***  Net assets provided as of December 31, 2007.

SECTION 6

5% SHARE OWNERSHIP AND NUMBER OF SHARES OUTSTANDING
     As of February 14, 2008, to the best knowledge of each Portfolio, the following persons owned of record the amounts indicated of the shares of the class of the Portfolio indicated. The table also lists, as of February 14, 2008, the total number of shares outstanding for each class of each Portfolio.




----------------------------------------------------------------------------------------------------------------------
   Portfolio         Class                                      5% Ownership
----------------------------------------------------------------------------------------------------------------------
                                                                                       Percent
                                                                                       of Class      Number of
                               Name                       Address                      Owned         Shares Owned
----------------------------------------------------------------------------------------------------------------------
Pioneer Bond VCT       I       SYMETRA LIFE INSURANCE     777 108TH AVE NE STE 1200      59.77%      2,501,089.976
Portfolio                      COMPANY                    BELLEVUE WA 98004-5135
                       I       ALLMERICA FINANCIAL LIFE   1 SW SECURITY BENEFIT PL       39.37%      1,647,428.453
                               INSURANCE & ANNUITY CO     TOPEKA KS 66636-1000
                       II      METLIFE INSURANCE          PO BOX 990027                  52.97%      1,160,604.200
                               COMPANY OF CONNECTICUT     HARTFORD CT 06199-0027
                       II      METLIFE LIFE AND ANNUITY   PO BOX 990027                  46.82%      1,025,727.502
                               COMPANY OF CONNECTICUT     HARTFORD CT 06199-0027
Pioneer Cullen Value   II      METLIFE INSURANCE          PO BOX 990027                  49.39%        748,706.557
VCT Portfolio                  COMPANY OF CONNECTICUT     HARTFORD CT 06199-0027
                       II      METLIFE LIFE AND ANNUITY   PO BOX 990027                  44.20%        670,090.228
                               COMPANY OF CONNECTICUT     HARTFORD CT 06199-0027
                       II      JEFFERSON NATIONAL         9920 CORPORATE CAMPUS           6.40%         97,034.974
                               LIFE INS CO                DR STE 1000
                               ATTN SEPARATE ACCOUNTS     LOUISVILLE KY 40223-4051
Pioneer Emerging       I       AETNA LIFE INSURANCE       151 FARMINGTON AVENUE          69.26%        743,335.861
Markets VCT                    ANNUITY CO                 HARTFORD CT 06156-0001
Portfolio                      ING FUND OPERATIONS
                               CONVEYOR TN41
                       I       ALLMERICA FINANCIAL LIFE   1 SW SECURITY BENEFIT PL       30.13%        323,326.678
                               INSURANCE & ANNUITY CO     TOPEKA KS 66636-1000
                       II      ALLMERICA FINANCIAL LIFE   1 SW SECURITY BENEFIT PL       32.08%        618,686.861
                               INSURANCE & ANNUITY CO     TOPEKA KS 66636-1000
                       II      METLIFE INSURANCE          PO BOX 990027                  22.60%        435,898.205
                               COMPANY OF CONNECTICUT     HARTFORD CT 06199-0027
                       II      METLIFE LIFE AND ANNUITY   PO BOX 990027                  20.92%        403,361.037
                               COMPANY OF CONNECTICUT     HARTFORD CT 06199-0027
                       II      SYMETRA LIFE INSURANCE     777 108TH AVE NE STE 1200      12.66%        244,162.372
                               COMPANY                    BELLEVUE WA 98004-5135
                       II      MLPF&S FOR THE SOLE        4800 DEER LAKE DR E FL 2        5.97%        115,035.546
                               BENEFIT OF ITS CUSTOMERS   JACKSONVILLE FL 32246-6484
                               VARIABLE ANNUITY
                               ADMINISTRATION
Pioneer Equity         I       AETNA LIFE INSURANCE       151 FARMINGTON AVENUE          51.07%      3,437,468.019
Income VCT Portfolio           ANNUITY CO                 HARTFORD CT 06156-0001
                               ING FUND OPERATIONS
                               CONVEYOR TN41
                       I       ALLMERICA FINANCIAL LIFE   1 SW SECURITY BENEFIT PL       48.20%      3,244,303.105
                               INSURANCE & ANNUITY CO     TOPEKA KS 66636-1000
                       II      IDS LIFE INSURANCE         222 AXP FINANCIAL CENTER       46.28%      2,853,206.049
                               COMPANY                    MINNEAPOLIS MN 55474-0002


------------------------------------------------------
                       Total Number
                       of Outstanding
       Portfolio       Shares in Class
------------------------------------------------------
Pioneer Bond VCT           4,176,244.205
Portfolio
------------------------------------------------------

------------------------------------------------------
                           2,190,863.302
------------------------------------------------------

------------------------------------------------------
Pioneer Cullen Value       1,515,827.575
VCT Portfolio

------------------------------------------------------

------------------------------------------------------

------------------------------------------------------
Pioneer Emerging           1,075,237.105
Markets VCT
Portfolio
------------------------------------------------------

------------------------------------------------------
                           1,927,984.885
------------------------------------------------------

------------------------------------------------------

------------------------------------------------------

------------------------------------------------------
Pioneer Equity             6,730,671.937
Income VCT Portfolio
------------------------------------------------------
                           6,152,884.682

----------------------------------------------------------------------------------------------------------------------
      Portfolio        Class                                     5% Ownership
----------------------------------------------------------------------------------------------------------------------
                                                                                      Percent
                                                                                      of Class   Number of
                              Name                        Address                     Owned      Shares Owned
----------------------------------------------------------------------------------------------------------------------
                      II      METLIFE LIFE AND ANNUITY    PO BOX 990027                  11.82%      728,391.746
                              COMPANY OF CONNECTICUT      HARTFORD CT 06199-0027
----------------------------------------------------------------------------------------------------------------------
                      II      ING USA ANNUITY & LIFE      151 FARMINGTON AVENUE          11.25%      693,639.145
                              INSURANCE CO                HARTFORD CT 06156-0001
                              ING FUND OPERATIONS
                              CONVEYOR TN41
----------------------------------------------------------------------------------------------------------------------
                      II      METLIFE INSURANCE           PO BOX 990027                  11.10%      684,163.384
                              COMPANY OF CONNECTICUT      HARTFORD CT 06199-0027
----------------------------------------------------------------------------------------------------------------------
                      II      SYMETRA LIFE INSURANCE      777 108TH AVE NE STE 1200       6.47%      398,766.392
                              COMPANY                     BELLEVUE WA 98004-5135
----------------------------------------------------------------------------------------------------------------------
                      II      IDS LIFE INSURANCE          222 AXP FINANCIAL CENTER        5.35%      329,803.194
                              COMPANY OF NEW YORK         MINNEAPOLIS MN 55474-
                                                          0002
----------------------------------------------------------------------------------------------------------------------
Pioneer Fund VCT      I       SYMETRA LIFE INSURANCE      777 108TH AVE NE STE 1200      43.78%    6,218,538.805
Portfolio                     COMPANY                     BELLEVUE WA 98004-5135
----------------------------------------------------------------------------------------------------------------------
                      I       ALLMERICA FINANCIAL LIFE    1 SW SECURITY BENEFIT PL       23.99%    3,407,439.113
                              INSURANCE & ANNUITY CO      TOPEKA KS 66636-1000
----------------------------------------------------------------------------------------------------------------------
                      I       AMERICAN UNITED LIFE        ONE AMERICAN SQUARE            10.97%    1,558,297.365
                              AUL INDIVIDUAL UNIT TRUST   PO BOX 1995
                              SEPARATE ACCOUNT B          INDIANAPOLIS IN 46206-9102
----------------------------------------------------------------------------------------------------------------------
                      I       AETNA LIFE INSURANCE        151 FARMINGTON AVENUE           8.87%    1,260,183.739
                              ANNUITY CO                  HARTFORD CT 06156-0001
                              ING FUND OPERATIONS
                              CONVEYOR TN41
----------------------------------------------------------------------------------------------------------------------
                      II      HARTFORD LIFE INSURANCE     PO BOX 2999                    50.52%    2,768,247.643
                              COMPANY SEPARATE ACCOUNT    HARTFORD CT 06104-2999
                              ATTN: UIT OPERATIONS
----------------------------------------------------------------------------------------------------------------------
                      II      METLIFE LIFE AND ANNUITY    PO BOX 990027                  18.77%    1,028,450.622
                              COMPANY OF CONNECTICUT      HARTFORD CT 06199-0027
----------------------------------------------------------------------------------------------------------------------
                      II      METLIFE INSURANCE           PO BOX 990027                  14.59%      799,265.462
                              COMPANY OF CONNECTICUT      HARTFORD CT 06199-0027
----------------------------------------------------------------------------------------------------------------------
                      II      ALLMERICA FINANCIAL LIFE    1 SW SECURITY BENEFIT PL        6.71%      367,719.667
                              INSURANCE & ANNUITY CO      TOPEKA KS 66636-1000
----------------------------------------------------------------------------------------------------------------------
Pioneer Global High   II      METLIFE INSURANCE           PO BOX 990027                  56.11%      892,300.916
Yield VCT Portfolio           COMPANY OF CONNECTICUT      HARTFORD CT 06199-0027
----------------------------------------------------------------------------------------------------------------------
                      II      METLIFE LIFE AND ANNUITY    PO BOX 990027                  38.07%      605,357.337
                              COMPANY OF CONNECTICUT      HARTFORD CT 06199-0027
----------------------------------------------------------------------------------------------------------------------
Pioneer Growth        I       SYMETRA LIFE INSURANCE      777 108TH AVE NE STE 1200      63.13%    5,563,783.904
Opportunities VCT             COMPANY                     BELLEVUE WA 98004-5135
Portfolio
----------------------------------------------------------------------------------------------------------------------
                      I       AMERICAN UNITED LIFE        ONE AMERICAN SQUARE            15.44%    1,360,651.554
                              AUL GROUP RETIREMENT        PO BOX 1995
                              ANNUITY                     INDIANAPOLIS IN 46206-9102
                              SEPARATE ACCOUNT II
----------------------------------------------------------------------------------------------------------------------
                      I       AMERICAN UNITED LIFE        ONE AMERICAN SQUARE             8.24%      726,393.405
                              AUL AMERICAN UNIT           PO BOX 1995
                              INVESTMENT TRUST            INDIANAPOLIS IN 46206-9102
----------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------
                      Total Number
                      of Outstanding
      Portfolio       Shares in Class
----------------------------------------------------------------------------------------------------------------------
------------------------------------------------------

------------------------------------------------------

------------------------------------------------------


------------------------------------------------------

------------------------------------------------------

------------------------------------------------------


------------------------------------------------------
Pioneer Fund VCT          14,188,977.639
Portfolio
------------------------------------------------------

------------------------------------------------------

------------------------------------------------------

------------------------------------------------------
                           5,469,568.539
------------------------------------------------------

------------------------------------------------------

------------------------------------------------------

------------------------------------------------------
Pioneer Global High        1,590,109.689
Yield VCT Portfolio
------------------------------------------------------

------------------------------------------------------
Pioneer Growth             8,810,738.811
Opportunities VCT
Portfolio
------------------------------------------------------

------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
      Portfolio        Class                                      5% Ownership
----------------------------------------------------------------------------------------------------------------------
                                                                                     Percent
                                                                                     of Class   Number of
                              Name                       Address                     Owned      Shares Owned
----------------------------------------------------------------------------------------------------------------------
Pioneer               I       ALLMERICA FINANCIAL LIFE   1 SW SECURITY BENEFIT PL       98.39%      1,209,705.163
Independence VCT              INSURANCE & ANNUITY CO     TOPEKA KS 66636-1000
Portfolio
----------------------------------------------------------------------------------------------------------------------
                      II      METLIFE LIFE AND ANNUITY   PO BOX 990027                  62.43%        325,327.145
                              COMPANY OF CONNECTICUT     HARTFORD CT 06199-0027
----------------------------------------------------------------------------------------------------------------------
                      II      METLIFE INSURANCE          PO BOX 990027                  35.22%        183,494.036
                              COMPANY OF CONNECTICUT     HARTFORD CT 06199-0027
----------------------------------------------------------------------------------------------------------------------
Pioneer High Yield    I       AETNA LIFE INSURANCE       151 FARMINGTON AVENUE          39.26%      2,566,055.946
VCT Portfolio                 ANNUITY CO                 HARTFORD CT 06156-0001
                              ING FUND OPERATIONS
                              CONVEYOR TN41
----------------------------------------------------------------------------------------------------------------------
                      I       ALLMERICA FINANCIAL LIFE   1 SW SECURITY BENEFIT PL       33.69%      2,201,777.651
                              INSURANCE & ANNUITY CO     TOPEKA KS 66636-1000
----------------------------------------------------------------------------------------------------------------------
                      I       NATIONWIDE INSURANCE       PO BOX 182029                  21.37       1,396,848.889
                              COMPANY                    COLUMBUS OH 43218-2029
                              C/O IPO PORTFOLIO
                              ACCOUNTING
----------------------------------------------------------------------------------------------------------------------
                      II      METLIFE LIFE AND ANNUITY   PO BOX 990027                  48.30%      2,098,712.355
                              COMPANY OF CONNECTICUT     HARTFORD CT 06199-0027
----------------------------------------------------------------------------------------------------------------------
                      II      METLIFE INSURANCE          PO BOX 990027                  35.59%      1,546,313.494
                              COMPANY OF CONNECTICUT     HARTFORD CT 06199-0027
----------------------------------------------------------------------------------------------------------------------
                      II      JEFFERSON NATIONAL         9920 CORPORATE CAMPUS           5.49%        238,569.962
                              LIFE INS CO                DR STE 1000
                              ATTN SEPARATE ACCOUNTS     LOUISVILLE KY 40223-4051
----------------------------------------------------------------------------------------------------------------------
                      II      SYMETRA FINANCIAL          777 108TH AVE NE STE 1200       5.36%        232,718.953
                                                         BELLEVUE WA 98004-5135
----------------------------------------------------------------------------------------------------------------------
                      II      MLPF&S FOR THE SOLE        4800 DEER LAKE DR E FL 2        5.04%        219,183.977
                              BENEFIT OF ITS CUSTOMERS   JACKSONVILLE FL 32246-6484
                              VARIABLE ANNUITY
                              ADMINISTRATION
----------------------------------------------------------------------------------------------------------------------
Pioneer Ibbotson      II      METLIFE INSURANCE          PO BOX 990027                  55.03%        556,838.844
Aggressive Growth             COMPANY OF CONNECTICUT     HARTFORD CT 06199-0027
Allocation VCT
Portfolio
----------------------------------------------------------------------------------------------------------------------
                      II      METLIFE LIFE AND ANNUITY   PO BOX 990027                  44.97%        454,980.660
                              COMPANY OF CONNECTICUT     HARTFORD CT 06199-0027
----------------------------------------------------------------------------------------------------------------------
Pioneer Ibbotson      II      METLIFE INSURANCE          PO BOX 990027                  54.88%     11,454,203.472
Growth Allocation             COMPANY OF CONNECTICUT     HARTFORD CT 06199-0027
VCT Portfolio
----------------------------------------------------------------------------------------------------------------------
                      II      METLIFE LIFE AND ANNUITY   PO BOX 990027                  45.12%      9,417,831.473
                              COMPANY OF CONNECTICUT     HARTFORD CT 06199-0027
----------------------------------------------------------------------------------------------------------------------
Pioneer Ibbotson      I       ALLMERICA FINANCIAL LIFE   1 SW SECURITY BENEFIT PL       99.35%      1,658,536.191
Moderate Allocation           INSURANCE & ANNUITY CO     TOPEKA KS 66636-1000
VCT Portfolio
----------------------------------------------------------------------------------------------------------------------
                      II      METLIFE LIFE AND ANNUITY   PO BOX 990027                  51.75%      6,496,368.727
                              COMPANY OF CONNECTICUT     HARTFORD CT 06199-0027
----------------------------------------------------------------------------------------------------------------------
                      II      METLIFE INSURANCE          PO BOX 990027                  48.25%      6,056,772.802
                              COMPANY OF CONNECTICUT     HARTFORD CT 06199-0027
----------------------------------------------------------------------------------------------------------------------


------------------------------------------------------
                      Total Number
                      of Outstanding
      Portfolio       Shares in Class
------------------------------------------------------
------------------------------------------------------

------------------------------------------------------
Pioneer                  1,231,180,835
Independence VCT
Portfolio
------------------------------------------------------

------------------------------------------------------

------------------------------------------------------
Pioneer High Yield        6,532,680.749
VCT Portfolio

------------------------------------------------------

------------------------------------------------------


------------------------------------------------------
                          4,332,214.007
------------------------------------------------------

------------------------------------------------------

------------------------------------------------------

------------------------------------------------------

------------------------------------------------------
Pioneer Ibbotson          1,011,819.575
Aggressive Growth
Allocation VCT
Portfolio
------------------------------------------------------

------------------------------------------------------
Pioneer Ibbotson         20,872,035.029
Growth Allocation
VCT Portfolio
------------------------------------------------------

------------------------------------------------------
Pioneer Ibbotson          1,669,392.885
Moderate Allocation
VCT Portfolio
------------------------------------------------------
                         12,553,141.652
------------------------------------------------------

------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
       Portfolio         Class                                      5% Ownership
----------------------------------------------------------------------------------------------------------------------
                                                                                       Percent
                                                                                       of Class   Number of
                                Name                       Address                     Owned      Shares Owned
----------------------------------------------------------------------------------------------------------------------
Pioneer International   I       ALLMERICA FINANCIAL LIFE   1 SW SECURITY BENEFIT PL       98.70%      1,526,045.992
Value VCT Portfolio             INSURANCE & ANNUITY CO     TOPEKA KS 66636-1000
----------------------------------------------------------------------------------------------------------------------
                        II      IDS LIFE INSURANCE         222 AXP FINANCIAL CENTER       30.05%        468,681.465
                                COMPANY OF NEW YORK        MINNEAPOLIS MN
                                                           55474-0002
----------------------------------------------------------------------------------------------------------------------
                        II      METLIFE LIFE AND ANNUITY   PO BOX 990027                  27.42%        427,537.965
                                COMPANY OF CONNECTICUT     HARTFORD CT 06199-0027
----------------------------------------------------------------------------------------------------------------------
                        II      METLIFE INSURANCE          PO BOX 990027                  26.08%        406,742.045
                                COMPANY OF CONNECTICUT     HARTFORD CT 06199-0027
----------------------------------------------------------------------------------------------------------------------
                        II      JEFFERSON NATIONAL         9920 CORPORATE CAMPUS          12.77%        199,160.081
                                LIFE INS CO                DR STE 1000
                                ATTN SEPARATE ACCOUNTS     LOUISVILLE KY 40223-4051
----------------------------------------------------------------------------------------------------------------------
Pioneer Mid Cap         I       AETNA LIFE INSURANCE       151 FARMINGTON AVENUE          35.97%      3,478,720.445
Value VCT Portfolio             ANNUITY CO                 HARTFORD CT 06156-0001
                                ING FUND OPERATIONS
                                CONVEYOR TN41
----------------------------------------------------------------------------------------------------------------------
                        I       ALLMERICA FINANCIAL LIFE   1 SW SECURITY BENEFIT PL       33.85%      3,274,211.937
                                INSURANCE & ANNUITY CO     TOPEKA KS 66636-1000
----------------------------------------------------------------------------------------------------------------------
                        I       SYMETRA LIFE INSURANCE     777 108TH AVE NE STE 1200      18.88%      1,826,508.477
                                COMPANY                    BELLEVUE WA 98004-5135
----------------------------------------------------------------------------------------------------------------------
                        I       UNITED OF OMAHA            11TH FLOOR                     10.24%        990,593.948
                                LIFE INS CO                MUTUAL OF OMAHA PLAZA
                                ATTN: PRODUCT ACCT ING &   OMAHA NE 68175-0001
                                REPORTING
----------------------------------------------------------------------------------------------------------------------
                        II      METLIFE LIFE AND ANNUITY   PO BOX 990027                  30.15%      1,913,659.233
                                COMPANY OF CONNECTICUT     HARTFORD CT 06199-0027
                                ATTN: SHAREHOLDER
                                ACCOUNTING 19FL
----------------------------------------------------------------------------------------------------------------------
                        II      MLI USA SEPARATE ACCOUNT   501 BOYLSTON ST                23.00%      1,460,229.302
                                A METLIFE INVESTORS USA    BOSTON MA 02116-3769
                                INSURANCE CO.
----------------------------------------------------------------------------------------------------------------------
                        II      METLIFE LIFE INSURANCE     PO BOX 990027                  16.52%      1,048,580.818
                                COMPANY OF CONNECTICUT     HARTFORD CT 06199-0027
                                ATTN: SHAREHOLDER
                                ACCOUNTING 19FL
----------------------------------------------------------------------------------------------------------------------
                        II      METLIFE INSURANCE          PO BOX 990027                  10.56%        670,165.064
                                COMPANY OF CONNECTICUT     HARTFORD CT 06199-0027
----------------------------------------------------------------------------------------------------------------------
                        II      METLIFE LIFE AND ANNUITY   PO BOX 990027                  10.35%        657,027.585
                                COMPANY OF CONNECTICUT     HARTFORD CT 06199-0027
----------------------------------------------------------------------------------------------------------------------
Pioneer Money           I       ALLMERICA FINANCIAL LIFE   1 SW SECURITY BENEFIT PL       65.68%     26,080,904.820
Market VCT Portfolio            INSURANCE & ANNUITY CO     TOPEKA KS 66636-1000
----------------------------------------------------------------------------------------------------------------------
                        I       SYMETRA FINANCIAL          777 108TH AVE NE STE 1200      33.32%     13,231,125.310
                                                           BELLEVUE WA 98004-5135
----------------------------------------------------------------------------------------------------------------------
Pioneer Oak Ridge       II      HARTFORD LIFE INSURANCE    PO BOX 2999                    45.72%        934,846.527
Large Cap Growth                COMPANY SEPARATE ACCOUNT   HARTFORD CT 06104-2999
VCT Portfolio                   ATTN: UIT OPERATIONS
----------------------------------------------------------------------------------------------------------------------
                        II      METLIFE INSURANCE          PO BOX 990027                  30.61%        625,924.331
                                COMPANY OF CONNECTICUT     HARTFORD CT 06199-0027
----------------------------------------------------------------------------------------------------------------------


                          Total Number
                          of Outstanding
Portfolio                 Shares in Class
------------------------------------------------------
Pioneer International       1,546,178.575
Value VCT Portfolio
------------------------------------------------------
                            1,557,894.687


------------------------------------------------------

------------------------------------------------------

------------------------------------------------------


------------------------------------------------------
Pioneer Mid Cap             9,668,689.401
Value VCT Portfolio

------------------------------------------------------

------------------------------------------------------

------------------------------------------------------


------------------------------------------------------
                            6,358.233.398


------------------------------------------------------


------------------------------------------------------


------------------------------------------------------

------------------------------------------------------

------------------------------------------------------
Pioneer Money              39,843,573.740
------------------------------------------------------

------------------------------------------------------
Market VCT Portfolio
Pioneer Oak Ridge           2,038,099.512
------------------------------------------------------
Large Cap Growth
VCT Portfolio
------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
       Portfolio        Class                                     5% Ownership
----------------------------------------------------------------------------------------------------------------------
                                                                                       Percent
                                                                                       of Class   Number of
                               Name                        Address                     Owned      Shares Owned
----------------------------------------------------------------------------------------------------------------------
                       II      METLIFE LIFE AND ANNUITY    PO BOX 990027                  23.66%      483,790.492
                               COMPANY OF CONNECTICUT      HARTFORD CT 06199-0027
----------------------------------------------------------------------------------------------------------------------
Pioneer Real Estate    I       ALLMERICA FINANCIAL LIFE    1 SW SECURITY BENEFIT PL       73.66%      593,680.943
Shares VCT Portfolio           INSURANCE & ANNUITY CO      TOPEKA KS 66636-1000
----------------------------------------------------------------------------------------------------------------------
                       I       UNITED OF OMAHA             11TH FLOOR                     25.17%      202,860.015
                               LIFE INS CO                 MUTUAL OF OMAHA PLAZA
                               ATTN: PRODUCT ACCT ING &    OMAHA NE 68175-0001
                               REPORTING
----------------------------------------------------------------------------------------------------------------------
                       II      ALLMERICA FINANCIAL LIFE    1 SW SECURITY BENEFIT PL       55.30%    1,217,569.121
                               INSURANCE & ANNUITY CO      TOPEKA KS 66636-1000
----------------------------------------------------------------------------------------------------------------------
                       II      METLIFE INSURANCE           PO BOX 990027                  18.12%      398,925.354
                               COMPANY OF CONNECTICUT      HARTFORD CT 06199-0027
----------------------------------------------------------------------------------------------------------------------
                       II      METLIFE LIFE AND ANNUITY    PO BOX 990027                  16.16%      355,810.862
                               COMPANY OF CONNECTICUT      HARTFORD CT 06199-0027
----------------------------------------------------------------------------------------------------------------------
                       II      FIRST ALLMERICA FINANCIAL   ONE SECURITY BENEFIT            5.20%      114,508.744
                               LIFE CO ACCUMULATION        PLACE
                                                           TOPEKA KS 66636-1000
----------------------------------------------------------------------------------------------------------------------
Pioneer Small Cap      I       SYMETRA FINANCIAL           777 108TH AVE NE STE 1200      54.89%    1,550,645.798
Value VCT Portfolio                                        BELLEVUE WA 98004-5135
----------------------------------------------------------------------------------------------------------------------
                       I       ALLMERICA FINANCIAL LIFE    1 SW SECURITY BENEFIT PL       22.68%      640,606.798
                               INSURANCE & ANNUITY CO      TOPEKA KS 66636-1000
----------------------------------------------------------------------------------------------------------------------
                       I       GREAT-WEST LIFE & ANNUITY   8515 EAST ORCHARD ROAD,        11.73%      331,406.318
                               GWLA VARIABLE ANNUITY 1     2T2
                               SIGNATURE                   ENGLEWOOD CO 80111-5002
----------------------------------------------------------------------------------------------------------------------
                       I       GREAT-WEST LIFE & ANNUITY   8515 EAST ORCHARD ROAD,         6.52%      184,114.354
                               GWLA VARIABLE ANNUITY 1     2T2
                               SIGNATURE                   ENGLEWOOD CO 80111-5002
----------------------------------------------------------------------------------------------------------------------
                       II      METLIFE LIFE AND ANNUITY    PO BOX 990027                  27.78%      643,140.275
                               COMPANY OF CONNECTICUT      HARTFORD CT 06199-0027
----------------------------------------------------------------------------------------------------------------------
                       II      METLIFE INSURANCE           PO BOX 990027                  26.67%      617,562.315
                               COMPANY OF CONNECTICUT      HARTFORD CT 06199-0027
----------------------------------------------------------------------------------------------------------------------
                       II      SYMETRA LIFE INSURANCE      777 108TH AVE NE STE 1200      22.81%      528,143.996
                               COMPANY                     BELLEVUE WA 98004-5135
----------------------------------------------------------------------------------------------------------------------
                       II      ING USA ANNUITY & LIFE      151 FARMINGTON AVENUE          16.11%      373,120.876
                               INSURANCE CO                HARTFORD CT 06156-0001
                               ING FUND OPERATIONS
                               CONVEYOR TN41
----------------------------------------------------------------------------------------------------------------------
Pioneer Strategic      I       ALLMERICA FINANCIAL LIFE    1 SW SECURITY BENEFIT PL       99.71%    1,655,090.344
Income VCT Portfolio           INSURANCE & ANNUITY CO      TOPEKA KS 66636-1000
----------------------------------------------------------------------------------------------------------------------
                       II      METLIFE INSURANCE           PO BOX 990027                  48.07%    2,678,618.047
                               COMPANY OF CONNECTICUT      HARTFORD CT 06199-0027
----------------------------------------------------------------------------------------------------------------------
                       II      METLIFE LIFE AND ANNUITY    PO BOX 990027                  40.08%    2,233,013.475
                               COMPANY OF CONNECTICUT      HARTFORD CT 06199-0027
----------------------------------------------------------------------------------------------------------------------
                       II      JEFFERSON NATIONAL          9920 CORPORATE CAMPUS           6.87%      382,014.453
                               LIFE INS CO                 DR STE 1000
                               ATTN SEPARATE ACCOUNTS      LOUISVILLE KY 40223-4051
----------------------------------------------------------------------------------------------------------------------


------------------------------------------------------
                        Total Number
                        of Outstanding
Portfolio               Shares in Class
------------------------------------------------------
------------------------------------------------------

------------------------------------------------------
Pioneer Real Estate        804,820.886
Shares VCT Portfolio
------------------------------------------------------


------------------------------------------------------
                         2,199,468.249
------------------------------------------------------

------------------------------------------------------

------------------------------------------------------


------------------------------------------------------
Pioneer Small Cap        2,822,750.775
Value VCT Portfolio
------------------------------------------------------

------------------------------------------------------

------------------------------------------------------


------------------------------------------------------
                         2,313,733.411
------------------------------------------------------

------------------------------------------------------

------------------------------------------------------


------------------------------------------------------
Pioneer Strategic        1,659,722.144
Income VCT Portfolio
------------------------------------------------------
                         5,567,720.705
------------------------------------------------------

------------------------------------------------------


------------------------------------------------------

SECTION 7

SUBMISSION OF SHAREHOLDER PROPOSALS
     The Portfolios do not hold annual meetings of shareholders. A shareholder proposal intended to be presented at a future special meeting of shareholders of a Portfolio must be received at the offices of the Portfolio, 60 State Street, Boston, Massachusetts 02109, at a reasonable time before the Portfolio begins to print and mail its proxy materials. Timely submission of a proposal does not guarantee that such proposal will be included in a proxy statement.

SECTION 8

SHAREHOLDER COMMUNICATIONS
     Shareholders who wish to communicate with the Board or any individual Trustee should write their Portfolio to the attention of Dorothy E. Bourassa, Secretary, 60 State Street, Boston, Massachusetts 02109. The letter should indicate that you are a Portfolio shareholder. If the communication is intended for a specific Trustee and so indicates, it will be sent only to that Trustee. If a communication does not indicate a specific Trustee it will be sent to the chair of the Nominating Committee and the outside counsel to the Independent Trustees for further distribution as deemed appropriate by such persons.

     Shareholders with complaints or concerns regarding accounting matters may address letters to the Portfolio's Chief Compliance Officer ("CCO"), 60 State Street, Boston, Massachusetts 02109. Shareholders who are uncomfortable submitting complaints to the CCO may address letters directly to the Chair of the Audit Committee of the Board that oversees the Portfolio. Such letters may be submitted on an anonymous basis.

SECTION 9

EXPENSES OF PROXY

     The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and this Joint Proxy Statement and costs in connection with the solicitation of proxies will be allocated to the Portfolios based on their respective net assets. These costs are estimated at approximately $500,000. The costs to be allocated among the Portfolios do not include certain costs associated with preparing the Amended and Restated Management Agreement for the Portfolios. These costs will be borne by Pioneer. Solicitation may be made by letter or telephone by officers or employees of Pioneer, or by dealers and their representatives. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies. The Portfolios will reimburse brokerage firms, custodians, banks and fiduciaries for their expenses in forwarding this Joint Proxy Statement and proxy materials to the beneficial owners of each Portfolio's shares. In addition, the Portfolios have retained Computershare Fund Services, a proxy solicitation firm, to assist in the solicitation of proxies. The Portfolios currently do not anticipate any additional expenses for such solicitation services. Computershare Fund Services may solicit proxies personally and by telephone.

SECTION 10

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
     The Trustees, including a majority of the Independent Trustees, have selected Ernst & Young, LLP ("E&Y") as the independent registered public accounting firm for the Portfolios. E&Y, in accordance with Independence Standards Board Standard No. 1 (ISB No. 1), has confirmed to the Audit Committee that it is an independent registered public accounting firm with respect to the Portfolios.

     The Audit Committee approved the engagement of E&Y as the Portfolios' independent registered public accounting firm for the most recent fiscal year, as well as for the current fiscal year. A majority of the Trustees, including a majority of the Independent Trustees, approved the appointment of E&Y, subject to the right of the Portfolio, by a majority vote of the shareholders at any meeting called for that purpose, to terminate the appointment without penalty.

     The reports of E&Y on each Portfolio's financial statements for each of the last two fiscal years audited by E&Y contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. There have been no disagreements with E&Y during such fiscal years and any subsequent interim period on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of E&Y, would have caused them to make reference thereto in their reports on the financial statements for such years.

     No representatives of E&Y will be present at the Meeting.

     Part II, Section 11 of this Joint Proxy Statement sets forth for each Portfolio, for each of the two most recent fiscal years, the fees billed by the Portfolio's independent registered public accounting firm for all audit and non-audit services provided directly to the Portfolio. The fee information in
Part II, Section 11 is presented under the following captions:

     (a) Audit Fees -- fees related to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

     (b) Audit-Related Fees -- fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under "Audit Fees," including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews not required by regulators.

     (c) Tax Fees -- fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis reviews.

     (d) All Other Fees -- fees for products and services provided to the Portfolio other than those reported under "Audit Fees," "Audit-Related Fees" and "Tax Fees."

     The charter of the Audit Committee requires that the Audit Committee shall approve (a) all audit and non-audit services to be provided to each Portfolio and (b) all non-audit services to be provided by the Portfolio's independent auditors to Pioneer and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Portfolio ("Covered Service Providers") if the engagement relates directly to the operations and financial reporting of the Portfolio. The Audit Committee may delegate, to the extent permitted by law, pre-approved responsibilities to one or more members of the audit committee who shall report to the full audit committee.

     The Audit Committee may not approve non-audit services that the audit committee believes may impair the independence of the independent registered public accounting firms. Permissible non-audit services include any professional services (including tax services) that are not prohibited services as described below provided to the Portfolio by the independent registered public accounting firms, other than those provided to a Portfolio in connection with an audit or a review of the financial statements of the Portfolio. Permissible non-audit services may not include (a) bookkeeping or other services related to the accounting records or financial statements of the Portfolio; (b) financial information systems design and implementation; (c) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (d) actuarial services; (e) internal audit outsourcing services; (f) management functions or human resources; (g) broker or dealer, investment adviser or investment banking services; (h) legal services and expert services unrelated to the audit; and (i) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

     Pre-approval by the Audit Committee of any permissible non-audit services is not required so long as: (a) the aggregate amount of all such permissible non-audit services provided to a Portfolio, Pioneer and any Covered Service Provider constitutes not more than 5% of the total amount of revenues paid to the independent registered public accounting firms during the fiscal year in which the permissible non-audit services are provided to (i) the Portfolio,
(ii) Pioneer and (iii) any Covered Service Provider during the fiscal year in which services are provided that would not have to be approved by the Audit Committee; (b) the permissible non-audit services were not recognized by the Portfolio at the time of the engagement to be non-audit services; and (c) such services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee (or its delegate(s)) prior to completion of the audit.

     For each Portfolio's two most recent fiscal years, there were no services rendered by E&Y to the Portfolios for which the pre-approval requirement was waived.


     Non-audit fees billed by E&Y for services rendered to the Portfolios and Pioneer or any entity controlling, controlled by or under common control with Pioneer that provides ongoing services to the Portfolios were $202,909 and $148,580, respectively, in 2006 and 2007.


     The Audit Committee has considered whether the provision of non-audit services that were rendered by E&Y to Pioneer and Covered Service Providers that were not pre-approved (not requiring pre-approval) is compatible with maintaining such auditor's independence. All services provided by E&Y to each Portfolio, Pioneer or Covered Service Providers that were required to be pre-approved were pre-approved as required.

SECTION 11

AUDIT FEES, AUDIT RELATED FEES, TAX FEES AND ALL OTHER FEES TO INDEPENDENT
   REGISTERED PUBLIC ACCOUNTANTS
     The following tables set forth, with respect to each Portfolio, audit fees, audit related fees, tax fees and all other fees paid to the Portfolio's independent registered public accountants for the two most recent fiscal years.

                       Audit Fees and Audit Related Fees

---------------------------------------------------------------------------------------------------
                                                     Audit Fees              Audit Related Fees
---------------------------------------------------------------------------------------------------
                                              Most Recent      Prior      Most Recent      Prior
                                              Fiscal Year   Fiscal Year   Fiscal Year   Fiscal Year
Portfolio                                         ($)           ($)           ($)           ($)
---------------------------------------------------------------------------------------------------
Pioneer Bond VCT Portfolio                        31,990        30,760         4,403            0
---------------------------------------------------------------------------------------------------
Pioneer Cullen Value VCT Portfolio                25,440        24,460             0            0
---------------------------------------------------------------------------------------------------
Pioneer Emerging Markets VCT Portfolio            34,175        32,860             0       12,974
---------------------------------------------------------------------------------------------------
Pioneer Equity Income VCT Portfolio               28,715        27,610             0            0
---------------------------------------------------------------------------------------------------
Pioneer Fund VCT Portfolio                        29,810        28,660         3,861            0
---------------------------------------------------------------------------------------------------
Pioneer Global High Yield VCT Portfolio           31,990        30,760             0            0
---------------------------------------------------------------------------------------------------
Pioneer Growth Opportunities VCT Portfolio        26,530        25,510             0            0
---------------------------------------------------------------------------------------------------
Pioneer Independence VCT Portfolio                27,625        26,560             0            0
---------------------------------------------------------------------------------------------------
Pioneer High Yield VCT Portfolio                  34,175        32,860             0            0
---------------------------------------------------------------------------------------------------
Pioneer Ibbotson Aggressive Allocation            31,990        30,760             0            0
VCT Portfolio
---------------------------------------------------------------------------------------------------
Pioneer Ibbotson Growth Allocation                31,990        30,760             0            0
VCT Portfolio
---------------------------------------------------------------------------------------------------
Pioneer Ibbotson Moderate Allocation              31,990        30,760             0       13,824
VCT Portfolio
---------------------------------------------------------------------------------------------------
Pioneer International Value VCT Portfolio         31,990        30,760             0       12,969
---------------------------------------------------------------------------------------------------
Pioneer Mid Cap Value VCT Portfolio               28,715        27,610             0            0
---------------------------------------------------------------------------------------------------
Pioneer Money Market VCT Portfolio                21,070        20,260             0            0
---------------------------------------------------------------------------------------------------
Pioneer Oak Ridge Large Cap Growth                25,440        24,460             0            0
VCT Portfolio
---------------------------------------------------------------------------------------------------
Pioneer Real Estate Shares VCT Portfolio          34,175        32,860             0            0
---------------------------------------------------------------------------------------------------
Pioneer Small Cap Value VCT Portfolio             27,625        26,560             0            0
---------------------------------------------------------------------------------------------------
Pioneer Strategic Income VCT Portfolio            31,990        30,760             0             0
---------------------------------------------------------------------------------------------------

                          Tax Fees and All Other Fees

---------------------------------------------------------------------------------------------------
                                                      Tax Fees                 All Other Fees
---------------------------------------------------------------------------------------------------
                                              Most Recent      Prior      Most Recent      Prior
                                              Fiscal Year   Fiscal Year   Fiscal Year   Fiscal Year
Portfolio                                         ($)           ($)           ($)           ($)
---------------------------------------------------------------------------------------------------
Pioneer Bond VCT Portfolio                         7,820         7,515             0            0
---------------------------------------------------------------------------------------------------
Pioneer Cullen Value VCT Portfolio                 7,820         7,515             0            0
---------------------------------------------------------------------------------------------------
Pioneer Emerging Markets VCT Portfolio             7,820         7,515             0            0
---------------------------------------------------------------------------------------------------
Pioneer Equity Income VCT Portfolio                7,820         7,515             0            0
---------------------------------------------------------------------------------------------------
Pioneer Fund VCT Portfolio                         7,820         7,515             0            0
---------------------------------------------------------------------------------------------------
Pioneer Global High Yield VCT Portfolio            7,820         7,515             0            0
---------------------------------------------------------------------------------------------------
Pioneer Growth Opportunities VCT Portfolio         7,820         7,515             0            0
---------------------------------------------------------------------------------------------------
Pioneer Independence VCT Portfolio                 7,820         7,515             0            0
---------------------------------------------------------------------------------------------------
Pioneer High Yield VCT Portfolio                   7,820         7,515             0            0
---------------------------------------------------------------------------------------------------
Pioneer Ibbotson Aggressive Allocation             7,820         7,515             0            0
VCT Portfolio
---------------------------------------------------------------------------------------------------
Pioneer Ibbotson Growth Allocation                 7,820         7,515             0            0
VCT Portfolio
---------------------------------------------------------------------------------------------------
Pioneer Ibbotson Moderate Allocation               7,820         7,515             0            0
VCT Portfolio
---------------------------------------------------------------------------------------------------
Pioneer International Value VCT Portfolio          7,820         7,515             0            0
---------------------------------------------------------------------------------------------------
Pioneer Mid Cap Value VCT Portfolio                7,820         7,515             0            0
---------------------------------------------------------------------------------------------------
Pioneer Money Market VCT Portfolio                 7,820         7,515             0            0
---------------------------------------------------------------------------------------------------
Pioneer Oak Ridge Large Cap Growth                 7,820         7,515             0            0
VCT Portfolio
---------------------------------------------------------------------------------------------------
Pioneer Real Estate Shares VCT Portfolio           7,820         7,515             0            0
---------------------------------------------------------------------------------------------------
Pioneer Small Cap Value VCT Portfolio              7,820         7,515             0            0
---------------------------------------------------------------------------------------------------
Pioneer Strategic Income VCT Portfolio             7,820         7,515             0            0
---------------------------------------------------------------------------------------------------

SECTION 12

FORM OF AMENDED AND RESTATED DECLARATION OF TRUST

             AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST
                                       OF
                                 [NAME OF TRUST]

     THIS AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST is made as of
this [   ] day of [      ], [   ] by the Trustees hereunder.

     WHEREAS, the [NAME OF TRUST] was established pursuant to an Agreement and Declaration of Trust dated [DATE OF ORIGINAL DECLARATION] (as amended to the date hereof, the "Original Declaration") and the filing of a Certificate of Trust with the Delaware Secretary of State for the purposes of carrying on the business of a management investment company;

     WHEREAS, the Trustees, pursuant to Section [      ], Article [      ] of
the Original Declaration, are authorized to amend the Original Declaration with the vote or consent of the Shareholders as required by such Section;

     WHEREAS, this Amended and Restated Agreement and Declaration of Trust has been amended in accordance with the provisions of the Original Declaration in effect as of the date hereof;

     NOW, THEREFORE, the Trustees and any successor Trustees elected or appointed in accordance with Article V hereof hereby declare that they will hold all cash, securities and other assets and properties, which the Trust may from time to time acquire in any manner, IN TRUST, and that they will manage and dispose of the same and manage the affairs and business of the Trust upon the following terms and conditions for the benefit of the holders from time to time of shares of beneficial interest in this Trust as hereinafter set forth.

ARTICLE I

NAME AND DEFINITIONS
     Section 1.1. Name. This Trust shall be known as [      ] and the Trustees
shall conduct the business of the Trust under that name or any other name as they may from time to time determine.

     Section 1.2. Definitions. Whenever used herein, unless otherwise required by the context or specifically provided, the following terms have the following respective meanings:

     (a) "Bylaws" means the Bylaws of the Trust referred to in Section 6.8 hereof, as from time to time amended, which Bylaws are expressly incorporated by reference herein as part of the Trust's "governing instrument" within the meaning of the Delaware Act (as defined below).

     (b) "Certificate of Trust" means the certificate of trust of the Trust, as filed with the Secretary of State of the State of Delaware in accordance with the Delaware Act (as defined below), and as such certificate of trust may be amended or amended and restated from time to time.

     (c) "Class" means one or more Shares (as defined below) of a Series (as defined below) of the Trust as may be established and designated as a Class from time to time by the Trustees pursuant to Section 4.9(c) hereof.

     (d) "Code" means the Internal Revenue Code of 1986 (or any successor statute), as amended from time to time, and the rules and regulations thereunder, as adopted or amended from time to time.

     (e) "Commission" shall have the same meaning given to such term in the 1940 Act.

     (f) "Complaining Shareholder" shall refer to a Shareholder making a demand or bringing a claim pursuant to Section 9.8 hereof.

     (g) "Declaration" means this Agreement and Declaration of Trust as amended, supplemented or amended and restated from time to time, which, together with the Bylaws and any designations of Series or Classes made in accordance with Section 4.6(c) hereof, shall constitute the Trust's "governing instrument" within the meaning of the Delaware Act. Reference in this Agreement and Declaration of Trust to "Declaration," "hereof," "herein," and "hereunder" shall be deemed to refer to this Declaration rather than exclusively to the article or section in which such words appear.


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     (h) "Delaware Act" shall refer to the Delaware Statutory Trust Act, as amended from time to time.

     (i) "He," "Him" and "His" shall include the feminine and neuter, as well as the masculine, genders.

     (j) "Interested Person" shall have the same meaning given to such term in the 1940 Act.

     (k) "1940 Act" refers to the Investment Company Act of 1940 (and any successor statute) and the rules thereunder, all as amended from time to time, as may apply to the Trust or any Series or Class thereof, including pursuant to any exemptive, interpretive or other relief or guidance issued by the Commission or the staff of the Commission under such Act.

     (l) "Outstanding Shares" means those Shares shown from time to time on the books of the Trust or its transfer agent as then issued and outstanding, but shall not include Shares which have been redeemed, repurchased, cancelled or terminated by the Trust.

     (m) "Person" means and includes natural persons, corporations, partnerships, limited partnerships, business trusts, limited liability partnerships, statutory trusts, limited liability companies, trusts, associations, joint ventures, estates, nominees and any other entity in its own or any representative capacity, whether or not legal entities, and governments and agencies and political subdivisions thereof, in each case whether domestic or foreign.

     (n) "Prospectus" means the prospectus and statement of additional information with respect to the Trust or one or more Series or Classes thereof as the context shall require, as contained in the most recent effective registration statement filed with the Commission with respect to the Trust or one or more such Series or Classes thereof, as the same may be supplemented or modified from time to time in accordance with the requirements of the federal securities laws.

     (o) "Series" individually or collectively means each Series of Shares as may be established and designated from time to time by the Trustees pursuant to
Section 4.9(c) hereof.

     (p) "Shareholder" means a record owner of Outstanding Shares.

     (q) "Shares" means the units of interest into which the beneficial interest in the Trust shall be divided from time to time, including the Shares of any and all Series and Classes which may be established and designated by the Trustees, and includes fractions of Shares as well as whole Shares.

     (r) "Trust" refers to the Delaware statutory trust established under the Delaware Act by this Declaration and the filing of the Certificate of Trust with the Secretary of State of the State of Delaware.

     (s) "Trust Property" means any and all property, real or personal, tangible or intangible, which is owned or held by or for the account of the Trust or, if the Trust has established one or more Series, any such Series as the context shall require.

     (t) "Trustees" means, at any time, the person or persons who have signed this Declaration and all other persons who may from time to time be duly qualified and serving as Trustees in accordance with the provisions of Article V hereof, in each case if they shall at that time continue in office in accordance with the terms hereof, and reference herein to a Trustee or the Trustees shall refer to such person or persons in his capacity or their capacities as Trustees hereunder.

ARTICLE II

NATURE AND PURPOSE OF TRUST
     The purpose of the Trust is to engage in, operate and carry on the business of an open-end management investment company through one or more Series, and to do any and all acts or things as are necessary, convenient, appropriate, incidental or customary in connection therewith, both within and without the State of Delaware, and without limiting the foregoing or the other provisions hereof, the Trust may exercise all powers conferred by the laws of the State of Delaware upon a Delaware statutory trust formed pursuant to the Delaware Act.

ARTICLE III

REGISTERED AGENT AND REGISTERED OFFICE
     The registered agent and office of the Trust in the State of Delaware are Delaware Corporation Organizers, Inc., 1201 North Market Street, Wilmington, DE 19801. Unless otherwise required by applicable law, the Trust shall at all times maintain at least one resident agent who shall be either a citizen of the State of Delaware who resides in such State or a Delaware corporation. The Trustees may change the registered agent or registered office of the Trust from time to time by making the appropriate filing or filings with the Secretary of State of the State of Delaware.


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

ARTICLE IV

BENEFICIAL INTERESTS; SHAREHOLDERS
     Section 4.1. Shares of Beneficial Interest. The beneficial interest in the Trust shall be divided into such Shares of beneficial interest, of such Series or Classes, and of such designations and par values (if any) and with such rights, preferences, privileges, limitations, restrictions and such other relative terms as shall be determined by the Trustees, from time to time. The number of Shares is unlimited. The Trustees shall have full power and authority to take such action with respect to the Shares as the Trustees may deem desirable.

     Section 4.2. Issuance of Shares. (a) Shares may be issued from time to time to such Persons (including, without limitation, any Trustee, officer, or agent of the Trust or any Person in which a Trustee, officer or agent of the Trust has an interest) either for cash or for such other consideration (which may be in any one or more instances a certain specified consideration or certain specified considerations) and on such terms as the Trustees, from time to time, may deem advisable, and the Trust may, in connection with an issuance of Shares, acquire other assets (including the acquisition of assets subject to, and in connection with, the assumption of liabilities), and all Shares so issued hereunder, including without limitation Shares issued in connection with a dividend in Shares or a split or reverse split of Shares, shall be fully paid and nonassessable. The Trust shall have the right to refuse to issue Shares to any Person at any time and for any reason or for no reason whatsoever.

     (b) The Trust may issue Shares in fractional denominations to the same extent as its whole Shares, and Shares in fractional denominations shall be Shares having proportionately to the respective fractions represented thereby all the rights of whole Shares, including, without limitation, the right to vote, the right to receive dividends and distributions and the right to participate upon termination of the Trust.

     (c) Any Shares issued by the Trust which have been purchased, redeemed or otherwise reacquired by the Trust shall be retired automatically and shall have the status of unissued Shares.

     Section 4.3. Rights of Shareholders. The ownership of the Trust Property of every description and the right to conduct any business herein described is vested exclusively in the Trust. The Shareholders shall have no right or title in or to the Trust Property or to call for any partition or division of any property, profits, rights or interests of the Trust or any Series thereof and the Shareholders shall have no interest therein other than the beneficial interest conferred by their Shares. The death, incapacity, dissolution, termination, or bankruptcy of a Shareholder during the continuance of the Trust shall neither operate to terminate the Trust or any Series thereof nor entitle the representative of any such Shareholder to an accounting or to take any action in court or elsewhere against the Trust, any Series thereof or the Trustees, but shall entitle such representative only to the rights of said Shareholder under this Declaration. Neither the Trust nor the Trustees, nor any officer, employee or agent of the Trust shall have any power to bind personally any Shareholder, or to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may at any time personally agree to pay, provided however that any sales loads or charges, redemption fees, account fees or any other fees or charges not prohibited as charges to Shareholders under applicable law shall not be deemed to be an assessment for the purposes of this Declaration. The Shares shall be personal property giving only the rights specifically set forth in this Declaration. The holders of Shares shall not, as such holders, have any right to acquire, purchase or subscribe for any Shares or securities of the Trust that it may hereafter issue or sell, other than such right, if any, as the Trustees may determine. The holders of Shares shall not be entitled to exercise the rights of objecting shareholders and shall have no appraisal rights with respect to their Shares and, except as otherwise determined by the Trustees from time to time, shall have no exchange or conversion rights with respect to their Shares. Every Shareholder, by virtue of purchasing Shares and becoming a Shareholder, shall be held to have expressly assented and agreed to the terms of this Declaration and any other governing instrument and shall be bound thereby.

     Section 4.4. Ownership and Transfer of Shares; Small Accounts. (a) The ownership and transfer of Shares shall be recorded on the books of the Trust or, if there is a transfer or similar agent with respect to such Shares, on the books and records of such transfer or similar agent with respect to such Shares, which records shall be maintained separately for the Shares of each Series or Class of the Trust. No certificates representing the ownership of Shares shall be issued except as the Trustees may otherwise determine from time to time. The Trustees may make such rules or impose such restrictions as they consider necessary or appropriate for the issuance of Share certificates, transfer of Shares and similar matters. The record books of the Trust, as kept by the Trust or any transfer or similar agent of the Trust, shall be conclusive as to who are the holders of Shares and as to the number of Shares held from time to time by each Shareholder. No Shareholder shall be entitled to receive any payment of a dividend or distribution, or to have notice given to him as provided herein or in the Bylaws, until


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he has provided such information as shall be required to the Trust or, as applicable, the Trust's transfer or similar agent with respect to his Shares.

     (b) In the event any certificates representing Outstanding Shares are at any time outstanding, the Trustees may at any time or from time to time determine that Shares shall no longer be represented by certificates, and in connection therewith, upon written notice to any Shareholder holding certificates representing Outstanding Shares, such certificates shall be cancelled, provided that such cancellation shall not affect the ownership by such Shareholder of such Shares, and following such cancellation, ownership and transfer of such Shares shall be recorded by book entry on the books of the Trust or its transfer or similar agent.

     (c) The Trustees may establish, from time to time, one or more minimum investment amounts for Shareholder accounts, which may differ within and among any Series or Classes, and may impose account fees on (which may be satisfied by involuntarily redeeming the requisite number of Shares in any such account in the amount of such fee), and/or require the involuntary redemption of Shares held in, those accounts the net asset value of which for any reason falls below such established minimum investment amounts, or may authorize the Trust to convert any such Shares in such account to Shares of another Class or Series, or take any other such action with respect to minimum investment amounts as may be deemed necessary or appropriate by the Trustees, in each case upon such terms as shall be established by the Trustees.

     Section 4.5. Voting by Shareholders. (a) Shareholders shall not have the power to vote on any matter except: (i) for the election or removal of Trustees to the extent and as provided in Article V hereof; and (ii) with respect to such additional matters relating to the Trust as may be required by law or as the Trustees may consider and determine necessary or desirable.

     (b) As determined by the trustees without the vote or consent of Shareholders, on any matter submitted to a vote of Shareholders either (i) each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional Share shall be entitled to a proportionate fractional vote, or (ii) each whole Share or fractional Share outstanding on the record date shall entitle the holder thereof to a number of votes as to any matter on which the Shareholder is entitled to vote equal to the net asset value of the Share or fractional Share in United States dollars determined at the close of business on the record date. Without limiting the power of the Trustees in any way to designate otherwise in accordance with the preceding sentence, the Trustees hereby establish that each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional Share shall be entitled to a proportionate fractional vote. There shall be no cumulative voting in the election of Trustees or on any other matter submitted to a vote of the Shareholders. Shares may be voted in person or by proxy. Until Shares of the Trust or any Series or Class are issued, the Trustees may exercise all rights of Shareholders of the Trust or such Series or Class and may take any action required or permitted by law, this Declaration or the Bylaws of the Trust to be taken by Shareholders of the Trust, such Series or Class.

     (c) On any matter submitted to a vote of the Shareholders of the Trust, all Shares of all Series and Classes then entitled to vote shall be voted together, except that (i) when required by the 1940 Act to be voted by individual Series or Class, Shares shall be voted by individual Series or Class, and (ii) when the Trustees have determined that the matter affects only the interests of Shareholders of one or more Series or Classes, only Shareholders of such one or more Series or Classes shall be entitled to vote thereon.

     Section 4.6. Meetings. Meetings of the Shareholders of the Trust or any one or more Series or Classes thereof may be called and held from time to time for the purpose of taking action upon any matter requiring the vote or authority of the Shareholders as herein provided or upon any other matter deemed by the Trustees to be necessary or desirable. The Trustees may set in the Bylaws provisions relating to the calling and holding of meetings (including the holding of meetings by electronic or other similar means), notice of meetings, record dates, place of meetings, conduct of meetings, voting by proxy, postponement, adjournment or cancellation of meetings and related matters.

     Section 4.7. Quorum and Action. (a) The Trustees shall set forth in the Bylaws the quorum required for the transaction of business by the Shareholders at a meeting, which quorum shall in no event be less than Shares representing thirty percent (30%) of the voting power of the Shares entitled to vote at such meeting. If a quorum is present when a duly called and held meeting is convened, the Shareholders present may continue to transact business until adjournment, even though the withdrawal of a number of Shareholders originally present leaves less than the proportion or number otherwise required for a quorum.

     (b) The Shareholders shall take action by the affirmative vote of the holders of Shares entitled to vote and representing a majority of votes cast at a meeting of Shareholders at which a quorum is present, except in the case of the election of Trustees


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which shall only require a plurality and except as may be otherwise required by applicable law or any provision of this Declaration or the Bylaws.

     Section 4.8. Action by Written Consent in Lieu of Meeting of
Shareholders. Any action required or permitted to be taken at a meeting of the Shareholders may be taken, if so directed by the Trustees, without a meeting by written action executed by Shareholders, as of a record date specified in accordance with the Bylaws, holding not less than the minimum voting power that would have been necessary to take the action at a meeting, assuming that the Shareholders holding all of the Outstanding Shares entitled to vote on that action were present and voting at that meeting. The written action shall be effective when it has been executed by the requisite number of Shareholders and delivered to the secretary of the Trust, unless a different effective time is provided in the written action. Such a consent may be executed and delivered by electronic means in accordance with any procedures that may be adopted by the Trustees from time to time.

     Section 4.9. Series and Classes of Shares.
     (a) Series. The current Series of the Trust are set forth on Schedule A hereto. The Trustees may from time to time authorize the division of Shares into additional Series. The relative rights, preferences, privileges, limitations, restrictions and other relative terms of any Series shall be established and designated by the Trustees, and may be modified by the Trustees from time to time, upon and subject to the following provisions:

          (i) Subject to variations between Classes of Shares of a Series, all Shares shall be identical except that there may be such variations as shall be fixed and determined by the Trustees from time to time between different Series, including, without limitation, as to qualifications for ownership, minimum purchase amounts, minimum account size, purchase price, fees and expenses, redemptions, conversions and exchanges, and special and relative rights as to dividends and on liquidation, and each Series shall have such business purpose or investment objective as shall be determined by the Trustees. Each Share of a Series shall represent a beneficial interest in the net assets allocated or belonging to such Series only, and such interest shall not extend to the assets of the Trust generally (except to the extent that General Assets (as defined below) are allocated to such Series). All references to Shares in this Declaration shall be deemed to include references to Shares of any or all Series as the context may require.

          (ii) The number of authorized Shares of each Series and the number of Shares of each Series that may be issued shall be unlimited. The Trustees may divide or combine any issued or unissued Shares of any Series into a greater or lesser number; classify or reclassify any issued or unissued Shares into one or more Series; terminate any one or more Series; change the name of a Series; and take such other action with respect to the Series as the Trustees may deem desirable.

          (iii) All consideration received by the Trust for the issue or sale of Shares of a particular Series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be (collectively, the "Assets"), shall irrevocably belong to that Series for all purposes, subject only to the rights of creditors of such Series, and shall be so recorded upon the books of the Trust. Such Assets, together with any General Assets (as hereinafter defined) allocated to that Series as provided in the following sentence, are herein referred to as "Assets belonging to" that Series. In the event that there are any assets, income, earnings, profits or proceeds thereof, funds or payments which are not readily identifiable as Assets belonging to any particular Series (collectively, the "General Assets"), the Trustees shall allocate such General Assets to and among any one or more of the Series created from time to time in such manner and on such basis as they deem fair and equitable; and any General Assets allocated to a particular Series shall be Assets belonging to that Series. Each such allocation by the Trustees shall be conclusive and binding upon the Shareholders of all Series for all purposes. Separate and distinct records shall be maintained for each Series and the Assets belonging to each Series shall be held and accounted for in such separate and distinct records separately from the Assets belonging to all other Series and the General Assets of the Trust not allocated to such Series.

          (iv) The Assets belonging to a particular Series shall be charged with the debts, liabilities and obligations of the Trust in respect of that Series and with all expenses, costs, charges and reserves attributable to that Series (collectively, the "Liabilities"), which Liabilities shall be recorded upon the books of the Trust. Such Liabilities together with any General Liabilities (as hereinafter defined) allocated to that Series as provided in the following sentence, are herein referred to as "Liabilities belonging to" that Series. In the event there are any debts, liabilities, obligations, expenses, costs, charges or reserves of the Trust that are not readily identifiable as belonging to any particular Series (collectively, the "General


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

     Liabilities"), the Trustees shall allocate and charge such General Liabilities to and among any one or more of the Series created from time to time in such manner and on such basis as they deem fair and equitable; and any General Liabilities so allocated to a particular Series shall belong to that Series. Each such allocation by the Trustees shall be conclusive and binding upon all concerned for all purposes. Without limiting the foregoing, but subject to the right of the Trustees to allocate General Liabilities as herein provided, the Liabilities belonging to a particular Series shall be enforceable only against the Assets belonging to such Series and not against the assets of the Trust generally or against the Assets belonging to any other Series, and none of the General Liabilities incurred, contracted for or otherwise existing with respect to the Trust generally or any Liabilities incurred, contracted for or otherwise existing with respect to any other Series shall be enforceable against the Assets belonging to such Series. Notice of this contractual limitation on liabilities among Series shall be set forth in the Certificate of Trust (whether originally or by amendment) as filed or to be filed with the Secretary of State of the State of Delaware pursuant to the Delaware Act, and upon the giving of such notice in the Certificate of Trust, the statutory provisions of [sec]3804(a) of the Delaware Act relating to limitations on liabilities among Series (and the statutory effect under [sec]3804(a) of setting forth such notice in the Certificate of Trust) shall become applicable to the Trust and each Series. Any Person extending credit to, contracting with or having any claim against any Series may look only to the Assets belonging to that Series to satisfy or enforce any Liability belonging to that Series. No Shareholder or former Shareholder of any Series, in such capacity, shall have a claim on or any right to any Assets belonging to any other Series or the Trust generally.

     (b) Classes. The current Classes are set forth on Schedule B hereto with respect to those Series identified on such Schedule. The Trustees may from time to time authorize the division of Shares of the Trust or any Series thereof into additional Classes. The relative rights, preferences, privileges, limitations, restrictions and other relative terms of a Class shall be established and designated by the Trustees and may be modified by the Trustees from time to time. All Shares of a Class of a Series shall be identical with each other and with the Shares of each other Class of the same Series except for such variations between Classes as may be authorized by the Trustees from time to time and not prohibited by the 1940 Act, including, without limitation, as to qualifications for ownership, minimum purchase amounts, minimum account size, purchase price, fees and expenses, right of redemption, and the price, terms and manner of redemption, conversion and exchange rights and features and special and relative rights as to dividends and on liquidation. The number of authorized Shares of each Class and the number of Shares of each Class that may be issued shall be unlimited. The Trustees may divide or combine the issued or unissued Shares of any Class into a greater or lesser number; classify or reclassify any issued or unissued Shares of any Class into one or more Classes; combine two or more Classes of a Series into a single Class of such Series; terminate any one or more Classes of Shares; change the name or other designation of a Class; and take such other action with respect to the Classes as the Trustees may deem desirable. To the extent necessary or appropriate to give effect to the preferences and special or relative rights and privileges of any Classes, the Trustees may allocate assets, liabilities, income and expenses of a Series to a particular Class of that Series or apportion the same among two or more Classes of that Series. All references to Shares in this Declaration shall be deemed to include references to Shares of any or all Classes as the context may require.

     (c) Establishment and Designation of Series and Classes. The establishment and designation of any Series or Class of Shares shall be made either by the vote of a majority of the Trustees or by the execution by a majority of the Trustees of an instrument in each case setting forth such establishment and designation, the effective date of such establishment and designation and the relative rights, preferences, privileges, limitations, restrictions and other relative terms of such Series and/or Class, whether directly in such resolution or instrument or by reference to one or more documents or instruments outside this Declaration and outside the resolutions, as the same may be in effect from time to time, including any Prospectus relating to such Series or Class, and any such resolutions or instruments shall be deemed to be incorporated by reference herein as part of the Trust's "governing instrument" within the meaning of the Delaware Act. Additions or modifications to a designation, including, without limitation, any termination of an existing Series or Class, shall be made in the same manner as is permitted for the establishment and designation of such Series or Class.

     Section 4.10. Disclosure of Shareholder Holdings. The holders of Shares or other securities of the Trust shall upon demand disclose to the Trust in writing such information with respect to direct and indirect ownership of Shares or other securities of the Trust as the Trustees deem necessary to comply with the provisions of the Code; to comply with the requirements of any other law or regulation; or as the Trustees may otherwise decide, and ownership of Shares may be disclosed by the Trust if so required by applicable law or as the Trustees may otherwise decide.

     Section 4.11. Access to Trust Records. As provided in Section 3819 of the Delaware Act, Shareholders shall only have such right to inspect the such records, documents, accounts and books of the Trust as may be granted from time to time


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by the Trustees, and subject to such reasonable standards (including standards governing what information and documents are to be furnished at what time and location and at whose expense as may be established from time to time by the Trustees.

     Section 4.12. Communications with Shareholders. Any notices, reports, statements, or communications with Shareholders of any kind required under this Declaration, including any such communications with Shareholders or their counsel or other representatives required under Section 9.8 hereof, or otherwise made by the Trust or its agents on behalf of the Trust shall be governed by the provisions pertaining thereto in the Bylaws.

ARTICLE V

THE TRUSTEES
     Section 5.1. Management of the Trust. The business and affairs of the Trust shall be managed under the direction of the Trustees, and they shall have all powers necessary and desirable to carry out that responsibility, including, without limitation, those powers described more fully in Article VI hereof.

     Section 5.2. Qualification and Number. Each Trustee shall be a natural person. A Trustee need not be a citizen of the United States or a resident of the State of Delaware. By a majority vote or consent of the Trustees as may then be in office, the Trustees may from time to time establish the number of Trustees. No decrease in the number of Trustees shall have the effect of removing any Trustee from office prior to the expiration of his term, but the number of Trustees may be decreased in conjunction with the resignation, retirement or removal of a Trustee pursuant to Section 5.4 hereof.

     Section 5.3. Term and Election. Except as provided in Section 5.4 below, each Trustee shall hold office until the next meeting of Shareholders called for the purpose of considering the election or re-election of such Trustee or of a successor to such Trustee, and until his successor, if any, is elected, qualified and serving as a Trustee hereunder. Any Trustee vacancy may be filled by the affirmative vote or consent of a majority of the Trustees then in office, except as prohibited by the 1940 Act, or, if for any reason there are no Trustees then in office, vacancies may be filled by the officers of the Trust elected pursuant to Section 6.2(b)(iii) hereof, or may be filled in any other manner permitted by the 1940 Act.

     Section 5.4. Resignation, Retirement and Removal. Any Trustee may resign or retire as a Trustee by an instrument in writing signed by him and delivered or mailed to the Chair, if any, the president or the secretary, and such resignation or retirement shall be effective upon such delivery, or at a later date according to the terms of the instrument. Any Trustee who has attained a mandatory retirement age or term limit established pursuant to, or who is otherwise required to retire in accordance with, any written policy adopted from time to time by at least two-thirds (2/3) of the Trustees shall, automatically and without action of such Trustee or the remaining Trustees, be deemed to have retired in accordance with the terms of such policy, effective as of the date determined in accordance with such policy. Except as aforesaid, any Trustee may be removed from office only (i) by action of at least two-thirds (2/3) of the voting power of the Outstanding Shares, or (ii) by the action of a majority of the remaining Trustees, specifying the date when such removal shall become effective. Except to the extent expressly provided in a written agreement to which the Trust is a party or in a written policy adopted by the Trustees, no resigning, retiring or removed Trustee shall have any right to any compensation for any period following his resignation, retirement or removal, or any right to damages on account of such resignation, retirement or removal.

     Section 5.5. Vacancies. The death, resignation, retirement, removal, or incapacity of one or more of the Trustees, or all of them, shall not operate to annul the Trust or to revoke any existing agency created pursuant to the terms of this Declaration. Whenever a vacancy in the number of Trustees shall occur, until such vacancy is filled as provided herein, or the number of Trustees as fixed is reduced, the Trustees in office, regardless of their number, shall have all the powers granted to the Trustees, and during the period during which any such vacancy shall occur, only the Trustees then in office shall be counted for the purposes of the existence of a quorum or any action to be taken by such Trustees.

ARTICLE VI

POWERS OF TRUSTEES
     Section 6.1. General Powers. The Trustees shall have exclusive and absolute control over the Trust Property and over the business of the Trust but with full powers of delegation, except as may otherwise be expressly prohibited by this Declaration. The Trustees shall have the power to direct the business and affairs of the Trust and carry on the Trust's operations and maintain offices both within and outside the State of Delaware, and to do or authorize all such other things and execute or authorize the execution of all such instruments as they deem necessary, proper or desirable in order to promote the interests of the Trust. With respect to any power or authority of the Trustees hereunder, whether stated or implied, the Trustees shall have


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all further powers and authority as may be necessary, incidental, relative, conductive, appropriate or desirable for the accomplishment, carrying out or attainment of any action authorized by the Trustees. In construing the provisions of this Declaration, the presumption shall be in favor of a grant of power to the Trustees. Without limiting the foregoing, the Trustees shall have power and authority to operate and carry on the business of an investment company and the Trustees shall exercise all the powers as are necessary, convenient, appropriate, incidental or customary in connection therewith and may exercise all powers which are ordinarily exercised by the trustees of a statutory trust. The enumeration of any specific power herein shall not be construed as limiting the aforesaid general powers. Such powers of the Trustees may be exercised without order of or resort to any court. Whenever in this Declaration the Trustees are given authority to act on behalf of the Trust or to direct, authorize or cause the Trust to take any action, such power and authority shall apply, mutatis mutandis, to any action of the Trust on behalf of any Series or Class, whether or not specific reference is made to Series or Classes.

     Section 6.2. Certain Specific Powers. (a) Investments. The Trustees shall not in any way be bound or limited by present or future laws, rules, regulations, or customs in regard to investments by fiduciaries, but shall have full authority and power to authorize the Trust to make, invest and reinvest in, to buy or otherwise acquire, to hold, for investment or otherwise, to borrow, to sell, terminate, exercise or otherwise dispose of, to lend or to pledge, to write, enter into, engage, trade or deal in any and all investments or investment strategies as they may deem proper at any time and from time to time to accomplish the purpose of the Trust or any Series thereof. In furtherance of, and in no way limiting, the foregoing, the Trustees shall have power and authority to authorize the Trust:

          (i) to exercise powers and rights of subscription or otherwise which in any manner arise out of ownership of securities or other assets;

          (ii) to hold any security or property in a form not indicating any trust, whether in bearer, unregistered or other negotiable form or either in the Trust's name or in the name of a custodian or a nominee or nominees;

          (iii) to exercise all rights, powers and privileges of ownership or interest in all securities and other assets included in the Trust Property, including the right to vote thereon and otherwise act with respect thereto and to do all acts for the preservation, protection, improvement and enhancement in value of all such assets;

          (iv) to acquire (by purchase, lease or otherwise) and to hold, use, maintain, develop and dispose of (by sale or otherwise) any property, real or personal, tangible or intangible, including cash, securities, currencies, any commodities, and any interest therein;

          (v) to borrow money for any purpose and in this connection issue notes or other evidence of indebtedness;

          (vi) to secure borrowings by mortgaging, pledging or otherwise subjecting as security all or any portion of the Trust Property;

          (vii) to endorse, guarantee, or undertake the performance of any obligation or engagement of any other Person;

          (viii) to lend money or any other Trust Property;

          (ix) to aid by further investment any corporation, company, trust, association or firm, any obligation of or interest in which is included in the Trust Property or in the affairs of which the Trustees have any direct or indirect interest and to do all acts and things designed to protect, preserve, improve or enhance the value of such obligation or interest;

          (x) to guarantee or become surety on any or all of the contracts, stocks, bonds, notes, debentures and other obligations of any such corporation, company, trust, association or firm;

          (xi) to consent to or participate in any plan for the reorganization, consolidation or merger of any corporation or issuer, any security or property of which is held in the Trust;

          (xii) to consent to any contract, lease, mortgage, purchase, or sale of property by such corporation or issuer;

          (xiii) to pay calls or subscriptions with respect to any security held in the Trust; and

          (xiv) to join with other security holders in acting through a committee, depositary, voting trustee or otherwise, and in that connection to deposit any security with, or transfer any security to, any such committee, depositary or trustee, and to delegate to them such power and authority with relation to any security (whether or not so deposited or transferred) as the Trustees shall deem proper, and to agree to pay, and to pay, such portion of the expenses and compensation of such committee, depositary or trustee as the Trustees shall deem proper.


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     (b) Additional Powers. The Trustees shall have the power and authority on behalf of the Trust:

          (i) to employ, engage or contract with, or make payments to, such Persons as the Trustees may deem desirable for the transaction of the business of the Trust or any Series thereof, including, without limitation, any Trustee or officer of the Trust or any firm of which any such Trustee or officer is a member, whether as agents or independent contractors of the Trust or any Series thereof, or as delegates of the Trustees, officers, or any other Person who may be involved with the management of the business affairs of the Trust or any Series thereof, to have such titles, and such rights, powers and duties as the Trustees may determine from time to time, to terminate any such employment, engagement or contract or other relationship, and to delegate to any such Person the supervision of any other Person that has been so employed, engaged or contracted with;

          (ii) to authorize the Trust to enter into joint ventures, partnerships and any other combinations or associations;

          (iii) to elect and remove such officers as they consider appropriate, including, without limitation, a president and a secretary;

          (iv) to authorize the Trust to indemnify any Person with whom the Trust has dealings, including, without limitation, any service provider employed pursuant to Article VII hereof, to such extent as the Trustees shall determine;

          (v) to authorize the Trust to purchase, and pay for out of Trust Property, (A) insurance policies insuring the Shareholders, Trustees, officers, employees and any other Persons, including, without limitation, any service provider employed pursuant to Article VII hereof, against any or all claims arising by reason of holding any such position or by reason of any action taken or omitted by any such Person in such capacity whether or not the Trust would have the power to indemnify such Person against such liability, (B) insurance for the protection of Trust Property, (C) insurance as may be required by applicable law, or (D) such other insurance as the Trustees shall deem advisable, in each case as the Trustees shall determine;

          (vi) to authorize the Trust to establish pension, profit-sharing, share purchase, and other retirement, incentive and benefit plans, including the purchasing of life insurance and annuity contracts as a means of providing such retirement and other benefits, for any Trustees, officers, employees and agents of the Trust;

          (vii) to authorize the Trust to guarantee indebtedness or contractual obligations of others;

          (viii) to determine and change the fiscal year of the Trust or any Series and the method by which its accounts shall be kept;

          (ix) to adopt a seal for the Trust, but the absence of such seal shall not impair the validity of any instrument executed on behalf of the Trust; and

          (x) to engage in any other lawful act or activity in connection with or incidental to any of the powers enumerated in this Declaration, to do everything necessary, suitable or proper for the accomplishment of any purpose or the attainment of any object or the furtherance of any power herein set forth, either alone or in association with others, and to do every other act or thing incidental or appurtenant to or growing out of or connected with the aforesaid business or purposes, objects or powers.

     (c) The foregoing enumeration of the powers and authority of the Trustees shall be read as broadly and liberally as possible, it being the intent of the foregoing in no way to limit the Trustees' powers and authority.

     Section 6.3. Issuance and Repurchase of Shares. The Trustees shall have the power to authorize the Trust to issue, sell, repurchase, redeem, retire, cancel, acquire, hold, resell, reissue, dispose of, transfer, and otherwise deal in Shares and in any options, warrants or other rights to purchase Shares or any other interests in the Trust other than Shares.

     Section 6.4. Delegation; Committees. The Trustees shall have power to delegate from time to time to one or more of their number or to officers, employees or agents of the Trust the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Trustees or otherwise as the Trustees may deem expedient, except to the extent such delegation is prohibited by applicable law. Without limiting the foregoing, and notwithstanding any provisions herein to the contrary, the Trustees may by resolution appoint committees consisting of one or more, but less than the whole number of, Trustees then in office and such other members as the Trustees shall approve, which committees may be empowered to act for and bind the Trustees and the Trust, as if the acts of such committees were the acts of all the Trustees then in office.


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     Section 6.5. Collection and Payment. The Trustees shall have the power to authorize the Trust or its agents to: collect all money or other property due to the Trust; to pay all claims, including taxes, against the Trust Property; to prosecute, defend, arbitrate, compromise or abandon any claims relating to the Trust Property; to foreclose any security interest securing any obligations, by virtue of which any money or other property is owed to the Trust; and to enter into releases, agreements and other instruments; but the Trustees shall have no liability for failing to authorize any of the foregoing.

     Section 6.6. Expenses. The Trustees shall have the power to authorize the Trust to incur and pay any expenses which, in the opinion of the Trustees, are necessary or incidental to carry out any of the purposes of this Declaration, to pay compensation from the funds of the Trust to themselves as Trustees and to reimburse themselves from the funds of the Trust for their expenses and disbursements. The Trustees shall fix the compensation of all officers, employees and Trustees.

     Section 6.7. Manner of Acting. Except as otherwise provided herein, under applicable law or in the Bylaws, any action to be taken or determination made by the Trustees may be taken or made by a majority of the Trustees present at a meeting of Trustees (a quorum being present), including any meeting held by means of a conference telephone circuit or similar communications equipment by means of which all persons participating in the meeting can hear each other, or by written consents of a majority of Trustees then in office. Any such action or determination may be made by reference to one or more documents or instruments or policies or procedures outside this Declaration and outside the resolutions of the Trustees. Except as set forth specifically in this Declaration, any action that may be taken by the Trustees may be taken by them in their sole discretion and without the vote or consent of Shareholders.

     Section 6.8. Bylaws. The Trustees may adopt Bylaws not inconsistent with this Declaration to provide for the conduct of the business of the Trust and shall have the exclusive power to amend or repeal such Bylaws.

     Section 6.9. Principal Transactions. Except in transactions not permitted by the 1940 Act, the Trustees may authorize the Trust to buy any securities or other assets from or sell or lend any securities or other assets of the Trust to, any affiliate of the Trust or any account managed by an affiliate of the Trust, any Trustee or officer of the Trust or any firm of which any such Trustee or officer is a member acting as principal, or have any such dealings with any service provider employed pursuant to Article VII hereof.

     Section 6.10. Effect of Trustees' Determination. Any action taken or determination made by or pursuant to the direction of the Trustees in good faith and consistent with the provisions of this Declaration shall be final and conclusive and shall be binding upon the Trust, every holder at any time of Shares and any other Person.

ARTICLE VII

SERVICE PROVIDERS
     Section 7.1. Investment Adviser and Administrator. The Trust may enter into contracts with one or more Persons, to act as investment adviser, investment sub-adviser, manager, administrator, sub-administrator or other agent to the Trust or Series, and as such to perform such functions as the Trustees may deem reasonable and proper, including, without limitation, investment advisory, management, research, valuation of assets, clerical and administrative functions, under such terms and conditions, and for such compensation, as the Trustees may deem advisable. The Trustees may also authorize any adviser or sub-adviser to employ one or more sub-advisers from time to time and any administrator to employ one or more sub-administrators from time to time, upon such terms and conditions as shall be approved by the Trustees.

     Section 7.2. Underwriter; Transfer Agent; Shareholder Servicing Agent; Custodian. The Trust may enter into a contract or contracts with one or more Persons to act as underwriters, distributors or placement agents whereby the Trust may either agree to sell Shares of the Trust or any Series or Class to the other party or parties to the contract or appoint such other party or parties its sales agent or agents for such Shares and with such other provisions as the Trustees may deem reasonable and proper, and the Trust may from time to time enter into transfer agency, sub-transfer agency and/or shareholder servicing contract(s), in each case with such terms and conditions, and providing for such compensation, as the Trustees may deem advisable.

     All securities and cash of the Trust shall be held pursuant to a written contract or contracts with one or more custodians and subcustodians or shall otherwise be held in accordance with the 1940 Act.

     Section 7.3. Parties to Contract. Any contract of the character described in this Article VII may be entered into with any Person, including, without limitation, the investment adviser, any investment sub-adviser or an affiliate of the investment adviser or sub-adviser, although one or more of the Trustees, officers, or Shareholders of the Trust may be an officer,


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director, trustee, shareholder, or member of such other party to the contract, or otherwise interested in such contract, and no such contract shall be invalidated or rendered voidable by reason of the existence of any such relationship, nor shall any Person holding such relationship be liable merely by reason of such relationship for any loss or expense to the Trust under or by reason of said contract or accountable for any profit realized directly or indirectly therefrom, provided that the contract when entered into was not inconsistent with the provisions of this Article VII or the Bylaws. The same Person may be a party to more than one contract entered into pursuant to this
Article VII and any individual may be financially interested or otherwise affiliated with Persons who are parties to any or all of the contracts mentioned in this Article VII.

     Section 7.4. Further Authority of Trustees. The authority of the Trustees hereunder to authorize the Trust to enter into contracts or other agreements or arrangements shall include the authority of the Trustees to modify, amend, waive any provision of, supplement, assign all or a portion of, novate, or terminate such contracts, agreements or arrangements. The enumeration of any specific contracts in this Article VII shall in no way be deemed to limit the power and authority of the Trustees as set forth in Section 6.2 hereof to authorize the Trust to employ, contract with or make payments to such Persons as the Trustees may deem desirable for the transaction of the business of the Trust.

ARTICLE VIII

DISTRIBUTIONS; REDEMPTIONS; DETERMINATION OF NET ASSET VALUE
     Section 8.1. Distributions. The Trustees may from time to time declare and authorize the payment of, or may prescribe and set forth in a duly adopted vote or votes of the Trustees, the bases and time or frequency, which may be monthly or otherwise, for the declaration and payment of, such dividends and distributions on Shares of a particular Series or Class thereof as they may deem necessary or desirable, after providing for actual and accrued expenses and liabilities (including such reserves as the Trustees may establish) determined in accordance with good accounting practices. All dividends and distributions on Shares of a particular Series shall be distributed only from the Assets belonging to that Series, as such term is defined in Section 4.9 hereof, and shall be distributed pro rata to the Shareholders of that Series in proportion to the number of Shares of that Series held by such Shareholders at the date and time of record for the payment of such dividends or distributions, subject to any variations with respect to Classes of Shares of such Series, if any, and in a manner consistent with the 1940 Act and the Code. Such distributions may be paid in cash and/or in securities or other property, and the composition of any such distribution shall be determined by the Trustees and may be different among Shareholders (including differences among Shareholders in the same Series or Class).

     Section 8.2. Redemption of Shares. All shares of the Trust shall be redeemable, at the redemption price determined in the manner set out in this Declaration. The Trust shall redeem the Shares of the Trust or any Series or Class thereof at the price determined as hereinafter set forth, at such offices or agencies and in accordance with such conditions, not inconsistent with the 1940 Act, regarding the redemption of Shares as may be described in the applicable Prospectus.

     Section 8.3. Redemption Price. Shares of the Trust, or of any Series or Class thereof shall be redeemed at their net asset value determined as set forth in Section 8.7 hereof as of such time or times as the Trustees shall have theretofore prescribed, less such fees and/or charges, if any, as may be established by the Trustees from time to time.

     Section 8.4. Payment. Payment of the redemption price of Shares of the Trust or any Series or Class thereof shall be made in cash or in property or any combination thereof, out of the assets of the Trust or, as applicable, the Assets belonging to such Series, as such term is defined in Section 4.9 hereof, and the composition of any such payment may be different among Shareholders (including differences among Shareholders in the same Series or Class), at such time and in the manner as may be specified from time to time in the applicable Prospectus. In no event shall the Trust be liable for any delay of any other Person in transferring securities or other property selected for delivery as all or part of any such payment.

     Section 8.5. Redemption of Shareholder's Interest By Action of
Trust. Subject to the provisions of the 1940 Act, the Trust may redeem some or all of the Shares of the Trust or one or more Series or Classes held by any Shareholder for any reason and under terms set by the Trustees, including by way of illustration, for the following reasons:

     (a) the value of such Shares held by such Shareholder being less than the minimum amount established from time to time by the Trustees;

     (b) the determination that direct or indirect ownership of Shares by any Person has become concentrated in such Shareholder to any extent that would disqualify that Series as a regulated investment company under the Code;


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     (c) the failure of a Shareholder to supply a tax identification or other identification or if the Trust is unable to verify a Shareholder's identity;

     (d) the failure of a Shareholder to pay when due for the purchase of Shares issued to such Shareholder;

     (e) the failure of a Shareholder to meet or maintain the qualifications for ownership of a particular Class or Series of Shares;

     (f) the payment of account fees or other charges, expenses and/or fees as set by the Trustees, including without limitation any small account fees permitted by Section 4.4 hereof;

     (g) the determination that ownership of Shares by a particular Shareholder is not in the best interests of the remaining Shareholders of the Trust or applicable Series or Class;

     (h) the failure of a holder of Shares or other securities of the Trust to comply with a demand pursuant to Section 4.10 hereof;

     (i) in connection with the termination of any Series or Class of Shares; or

     (j) when the Trust is requested or compelled to do so by governmental authority or applicable law.

     Section 8.6. Suspension of Right of Redemption. Notwithstanding the foregoing, the Trust may postpone payment of the redemption price and may suspend the right of the holders of Shares to require the Trust to redeem Shares to the extent permissible under the 1940 Act.

     Section 8.7. Determination of Net Asset Value; Valuation of Portfolio Assets. The Trustees may from time to time prescribe such bases and times for determining the per Share net asset value of the Shares of the Trust or any Series or Class thereof and may prescribe or approve the procedures and methods for determining the value of portfolio assets as they may deem necessary or desirable.

     The Trust may suspend the determination of net asset value during any period when it may suspend the right of the holders of Shares to require the Trust to redeem Shares.

     Section 8.8. Constant Net Asset Value. With respect to any Series that holds itself out as a money market or stable value fund, the Trustees shall have the power to reduce the number of Outstanding Shares of the Series by reducing the number of Shares in the account of each Shareholder on a pro rata basis, or to take such other measures as are not prohibited by the 1940 Act, so as to maintain the net asset value per share of such Series at a constant dollar amount.

     Section 8.9. Reserves. The Trustees may set apart, from time to time, out of any funds of the Trust or Series or out of funds allocable to a Class thereof a reserve or reserves for any proper purpose, and may abolish any such reserve.

     Section 8.10. Determination by Trustees. The Trustees may make any determinations they deem necessary with respect to the provisions of this
Article VIII, including, but not limited to, the following matters: the amount of the assets, obligations, liabilities and expenses of the Trust; the amount of the net income of the Trust from dividends, capital gains, interest or other sources for any period and the amount of assets at any time legally available for the payment of dividends or distributions; which items are to be treated as income and which as capital; the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges were created shall have been paid or discharged); the market value, or any other price to be applied in determining the market value, or the fair value, of any security or other asset owned or held by the Trust; the number of Shares of the Trust issued or issuable; the net asset value per Share; and any of the foregoing matters as it may pertain to any Series or Class.

ARTICLE IX

LIMITATION OF LIABILITY AND INDEMNIFICATION
     Section 9.1. No Personal Liability of and Indemnification of
Shareholders. No personal liability for any debt, liability or obligation or expense incurred by, contracted for, or otherwise existing with respect to, the Trust or any Series or Class shall attach to any Shareholder or former Shareholder of the Trust. In case any Shareholder or former Shareholder of the Trust shall be held to be personally liable solely by reason of his being or having been a Shareholder and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors,
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legal representatives or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets of the Trust or, if the Trust has more than one Series, the applicable Series, to be held harmless from and indemnified against all loss and expense arising from such liability; provided, however, there shall be no liability or obligation of the Trust or any Series arising hereunder to reimburse any Shareholder for taxes paid by reason of such Shareholder's ownership of any Shares or for losses suffered by reason of any changes in value of any Trust assets. The Trust shall, upon request by the Shareholder or former Shareholder, assume the defense of any claim made against the Shareholder for any act or obligation of the Trust and satisfy any judgment thereon.

     Section 9.2. Limitation of Liability of Trustees and Others. (a) No Liability to Third Parties. No person who is or has been a Trustee, officer, or employee of the Trust shall be subject to any personal liability whatsoever to any Person, other than the Trust or its Shareholders, in connection with the affairs of the Trust; and all Persons shall look solely to the Trust Property or Property of a Series for satisfaction of claims of any nature arising in connection with the affairs of the Trust or such Series.

     Every note, bond, contract, instrument, certificate, Share or undertaking and every other act or thing whatsoever executed or done by or on behalf of the Trust or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been executed or done only in or with respect to their or his capacity as Trustees or Trustee and neither such Trustees or Trustee nor the Shareholders shall be personally liable thereon.

     All Persons extending credit to, contracting with or having any claim against the Trust or a Series shall look only to the assets of the Trust Property or the Trust Property of such Series for payment under such credit, contract or claim; and neither the Trustees, nor any of the Trust's officers, employees or agents, whether past, present or future, shall be personally liable therefor.

     (b) Limitation of Liability to Trust and Shareholders. No person who is or has been a Trustee, officer or employee of the Trust shall be liable to the Trust or to any Shareholder for any action or failure to act except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties involved in the conduct of the individual's office, and for nothing else, and shall not be liable for errors of judgment or mistakes of fact or law.

     (c) No Liability for Acts of Others. Without limiting the foregoing limitations of liability contained in this Section 9.2, a Trustee shall not be responsible for or liable in any event for any neglect or wrongdoing of any officer, employee, investment adviser, sub-adviser, principal underwriter, custodian or other agent of the Trust, nor shall any Trustee be responsible or liable for the act or omission of any other Trustee (or for the failure to compel in any way any former or acting Trustee to redress any breach of trust), except in the case of such Trustee's own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

     Section 9.3. Experts; No Bond or Surety. The Trustees may rely upon advice of counsel or other experts with respect to the meaning and operation of this Declaration and their duties as Trustees hereunder, and shall be under no liability for any act or omission in accordance with such advice or for merely failing to follow such advice. In discharging their duties, the Trustees, when acting in good faith, shall be entitled to rely upon the books of account of the Trust and upon written reports made to the Trustees by any officer appointed by them, any independent registered public accounting firm and (with respect to the subject matter of the contract involved) any officer, partner or responsible employee of any other party to any contract entered into hereunder. The appointment, designation or identification of a Trustee as chair of the Trustees, a member or chair of a committee of the Trustees, an expert on any topic or in any area (including an audit committee financial expert), or the lead independent Trustee, or any other special appointment, designation or identification of a Trustee, shall not impose on that person any standard of care or liability that is greater than that imposed on that person as a Trustee in the absence of the appointment, designation or identification, and no Trustee who has special skills or expertise, or is appointed, designated or identified as aforesaid, shall be held to a higher standard of care by virtue thereof. In addition, no appointment, designation or identification of a Trustee as aforesaid shall affect in any way that Trustee's rights or entitlement to indemnification or advancement of expenses. The Trustees shall not be required to give any bond as such, nor any surety if a bond is required.

     Section 9.4. Liability of Third Persons Dealing with the Trust or Trustees. No third Person dealing with the Trust or the Trustees shall be bound to make any inquiry concerning the validity of any transaction made or to be made by the Trust or Trustees or to see to the application of any payments made or property transferred to the Trust or upon its order.

     Section 9.5. Indemnification and Advancement of Expenses. Subject to the exceptions and limitations contained in this Section 9.5, every person who is, or has been, a Trustee, officer, or employee of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has


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an interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person"), shall be indemnified by the Trust or the applicable Series to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.

     No indemnification shall be provided hereunder to a Covered Person to the extent such indemnification is prohibited by applicable federal law.

     The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person.

     Subject to applicable federal law, expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 9.5 shall be advanced by the Trust or the applicable Series prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this
Section 9.5.

     To the extent that any determination is required to be made as to whether a Covered Person engaged in conduct for which indemnification is not provided as described herein, or as to whether there is reason to believe that a Covered Person ultimately will be found entitled to indemnification, the Person or Persons making the determination shall afford the Covered Person a rebuttable presumption that the Covered Person has not engaged in such conduct and that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

     As used in this Section 9.5, the words "claim," "action," "suit" or "proceeding" shall apply to all claims, demands, actions, suits, investigations, regulatory inquiries, proceedings or any other occurrence of a similar nature, whether actual or threatened and whether civil, criminal, administrative or other, including appeals, and the words "liability" and "expenses" shall include without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

     Section 9.6. Further Indemnification. Nothing contained herein shall affect any rights to indemnification to which any Covered Person or other Person may be entitled by contract or otherwise under law or prevent the Trust from entering into any contract to provide indemnification to any Covered Person or other Person. Without limiting the foregoing, the Trust may, in connection with the acquisition of assets subject to liabilities pursuant to
Section 4.2 hereof or a merger or consolidation pursuant to Section 10.2 hereof, assume the obligation to indemnify any Person including a Covered Person or otherwise contract to provide such indemnification, and such indemnification shall not be subject to the terms of this Article IX.

     Section 9.7. Amendments and Modifications. Without limiting the provisions of Section 11.1(b) hereof, in no event will any amendment, modification or change to the provisions of this Declaration or the Bylaws adversely affect in any manner the rights of any Covered Person to (a) indemnification under
Section 9.5 hereof in connection with any proceeding in which such Covered Person becomes involved as a party or otherwise by virtue of being or having been a Trustee, officer or employee of the Trust or (b) any insurance payments under policies maintained by the Trust, in either case with respect to any act or omission of such Covered Person that occurred or is alleged to have occurred prior to the time such amendment, modification or change to this Declaration or the Bylaws.

     Section 9.8. Derivative Actions. (a) Subject to the Delaware Act, no Shareholder may bring a derivative or similar action or proceeding in the right of the Trust or any Series to recover a judgment in its favor (a "derivative action") unless each of the following conditions is met:

          (i) Each Complaining Shareholder was a Shareholder of (A) the Series on behalf of or in the right of which the action is proposed to be brought and (B) a Class of the Series affected by the action or failure to act complained of, to the extent that fewer than all Classes were affected (the "affected Series or Class"), at the time of the action or failure to act complained of, or acquired the Shares afterwards by operation of law from a Person who was a Shareholder at that time;

          (ii) Each Complaining Shareholder was a Shareholder of the affected Series or Class at the time the demand required by subparagraph (iii) below was made;

          (iii) Prior to the commencement of such derivative action, the Complaining Shareholders have made a written demand on the Trustees requesting that the Trustees cause the Trust to file the action itself on behalf of the affected Series or Class (a "demand"), which demand (A) shall be executed by or on behalf of no less than three Complaining Shareholders, each of which shall be unaffiliated and unrelated (by blood or by marriage) to any other Complaining Shareholder executing such written demand and (B) shall include at least the following:

               (1) a detailed description of the action or failure to act complained of, the facts upon which each such allegation is made and the reasonably estimated damages or other relief sought;

               (2) a statement to the effect that the Complaining Shareholders believe in good faith that they will fairly and adequately represent the interests of similarly situated Shareholders in enforcing the right of the affected Series or Class and an explanation of why the Complaining Shareholders believe that to be the case;

               (3) a certification that the requirements of subparagraphs (i) and (ii) of this paragraph (a) have been met, as well as information reasonably designed to allow the Trustees to verify that certification;

               (4) a list of all other derivative or class actions in which any of the Complaining Shareholders is or was a named plaintiff, the court in which such action was filed, the date of filing, the name of all counsel to any plaintiffs and the outcome or current status of such actions;

               (5) a certification of the number of Shares of the affected Series or Class owned beneficially or of record by each Complaining Shareholder at the time set forth in subparagraphs (i), (ii) and (iii) of this paragraph (a) and an undertaking that each Complaining Shareholder will be a Shareholder of the affected Series or Class as of the commencement of and throughout the derivative action and will notify the Trust in writing of any sale, transfer or other disposition by any of the Complaining Shareholders of any such Shares within three business days thereof; and

               (6) an acknowledgment of the provisions of paragraphs (e) and (f) of this Section 9.8 below;

          (iv) Shareholders owning Shares representing at least ten percent (10%) of the voting power of the affected Series or Class must join in initiating the derivative action; and

          (v) A copy of the proposed derivative complaint must be served on the Trust, assuming the requirements of subparagraphs (i) through (iv) above have already been met and the derivative action has not been barred in accordance with paragraph (c) below.

     (b) Within 90 calendar days of the receipt of a Shareholder demand submitted in accordance with the requirements above, those Trustees who are independent for purposes of considering the demand or a committee comprised of some or all of such Trustees (the "independent Trustees") will consider, with the assistance of counsel who may be retained by such Trustees on behalf and at the expense of the Trust, the merits of the claim and determine whether maintaining a suit would be in the best interests of the Trust. If, during this 90-day period, those independent Trustees conclude that a determination as to the maintenance of a suit cannot reasonably be made within the 90-day period, those independent Trustees may extend the 90-day period by a period of time that the independent Trustees consider will be sufficient to permit them to make such a determination, not to exceed 60 calendar days from the end of the initial 90-day period (such 90-day period, as may be extended as provided hereunder, the "review period"). Notice of any such decision to extend the review period shall be sent in accordance with the provisions of Section 4.12 hereof to the Complaining Shareholders, or, the Shareholders' counsel if represented by counsel, in writing within five business days of any decision to extend the period. Trustees who are not deemed to be Interested Persons of the Trust are deemed independent for all purposes, including for the purpose of approving or dismissing a derivative action. A Trustee otherwise independent for purposes of considering the demand shall not be considered not to be independent solely by virtue of (i) the fact that such Trustee receives remuneration for his service as a Trustee of the Trust or as a trustee or director of one or more investment companies with the same or an affiliated investment adviser or underwriter, (ii) the amount of such remuneration, (iii) the fact that such Trustee was identified in the demand as a potential defendant or witness, or (iv) the fact that the Trustee approved the act being challenged in the demand if the act resulted in no material personal benefit to the Trustee or, if the Trustee is also a Shareholder, no material personal benefit that is not shared pro rata with other Shareholders.

     (c) If the demand has been properly made under paragraph (a) of this
Section 9.8, and a majority of the independent Trustees have considered the merits of the claim and have determined that maintaining a suit would not be in the best interests of the Trust, the demand shall be rejected and the Complaining Shareholders shall not be permitted to maintain a derivative action unless they first sustain the burden of proof to the court that the decision of the Trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the Trust. If upon such consideration a majority of the independent Trustees determine that such a suit should be maintained, then the appropriate officers of the Trust shall cause the Trust to commence that suit and such suit shall proceed directly rather than derivatively or permit the Complaining Shareholders to proceed derivatively, provided however that any counsel representing the interests of the Trust shall be approved by the Trustees. The Trustees, or the appropriate officers of the Trust, shall inform the Complaining Shareholders of any decision reached under this paragraph (c) by sending in accordance with the provisions of Section 4.12 hereof written notice to each Complaining Shareholder, or the Shareholder's counsel, if represented by counsel, within five business days of such decision having been reached.

     (d) If notice of a decision has not been sent to the Complaining Shareholders or the Shareholders' counsel within the time permitted by paragraph (c) above, and subparagraphs (i) through (v) of paragraph (a) above have been complied with, the Complaining Shareholders shall not be barred by this Declaration from commencing a derivative action.

     (e) A Complaining Shareholder whose demand is rejected pursuant to paragraph (c) above shall be responsible for the costs and expenses (including attorneys' fees) incurred by the Trust and/or the affected Series in connection with the Trust's consideration of the demand if a court determines that the demand was made without reasonable cause or for an improper purpose. A Shareholder who commences or maintains a derivative action in violation of this
Section 9.8 shall reimburse the Trust and/or the affected Series for the costs and expenses (including attorneys' fees) incurred by the Trust and/or the affected Series in connection with the action if the action is dismissed on the basis of the failure to comply with this Section 9.8. If a court determines that any derivative action has been brought without reasonable cause or for an improper purpose, the costs and expenses (including attorneys' fees) incurred by the Trust and/or the affected Series in connection with the action shall be borne by the Shareholders who commenced the action.


     (f) The Trust or the affected Series shall be responsible for payment of attorneys' fees and legal expenses incurred by a Complaining Shareholder in any circumstances only if required by law. Neither the Trust nor the affected Series shall be obligated to pay any attorneys' fees so incurred by a Complaining Shareholder other than fees that are reasonable and that do not exceed an amount calculated using reasonable hourly rates.

     (g) No Shareholder may make demand or commence a derivative action on behalf of any Series of the Trust of which he or she is not a shareholder.

ARTICLE X

TERMINATION; MERGERS AND SALE OF ASSETS
     Section 10.1. Termination of Trust or Series. (a) Unless terminated as provided herein, the Trust shall continue without limitation of time. The Trust or any Series of the Trust may be terminated at any time by the Trustees for any reason they deem appropriate, with notice to the Shareholders of the Trust or such Series as the case may be.

     (b) Upon the requisite action of the Trustees to terminate the Trust or such Series, after paying or otherwise providing for all charges, taxes, expenses and liabilities, whether due or accrued or anticipated, as may be determined by the Trustees and as required by the Delaware Act, which may include the establishment of a liquidating trust or similar vehicle, the Trust shall, in accordance with such procedures as the Trustees consider appropriate, reduce the remaining assets of the Trust or assets of the particular Series thereof to distributable form in cash or other securities, or any combination thereof, and distribute the proceeds to the Shareholders of the Shares of the Trust or such Series in the manner determined by the Trustees, provided that Shareholders of a particular Series shall be entitled to receive a pro rata share of the net assets of such Series only, subject to any variations with respect to Classes of Shares of such Series, if any. Thereupon, the Trust or any affected Series shall terminate, and the Trustees and the Trust shall be discharged of any and all further liabilities and duties relating thereto or arising therefrom, and the right, title, and interest of all parties with respect to the Trust or such Series shall be canceled and discharged.

     (c) Any Class of the Trust or Series thereof may be terminated by the Trustees as provided in Article IV hereof.

     (d) Upon termination of the Trust, following completion of winding up of its business, the Trustees (or, if there is no remaining Trustee at that time, any remaining officer of the Trust) shall direct that a Certificate of Cancellation of the Trust be executed and filed with the Secretary of State of the State of Delaware.

     Section 10.2. Merger and Consolidation. Subject to applicable law, the Trust may merge or consolidate with or into one or more statutory trusts or other business entities or series or classes thereof formed or organized or existing under the laws of Delaware or any other state or the United States or any foreign country or other foreign jurisdiction by the affirmative vote of two-thirds (2/3) of the Trustees. Pursuant to and in accordance with [sec]3815(f) of the Delaware Act, and notwithstanding anything to the contrary contained in this Declaration, an agreement of merger or consolidation so approved by the Trustees in accordance with this Section 10.2 may (a) effect any amendment to the governing instrument of the Trust; or (b) effect the adoption of a new governing instrument of the Trust if it is the surviving or resulting trust in the merger or consolidation.

     Section 10.3. Sale of Assets; Reorganization. The Trustees may authorize the Trust or any Series or Class thereof, to sell, lease, transfer, pledge, exchange, convey or dispose of all or substantially all of the Trust Property (or all or substantially all of the Trust Property allocated or belonging to a particular Series or Class), including its good will, to any one or more business or statutory trusts or other business entities or series or classes thereof (including another Series or Class of the Trust) upon such terms and conditions and for such consideration (which may include the assumption of some or all of the outstanding obligations and liabilities, accrued or contingent, whether known or unknown, of the Trust or such Series or Class) as may be authorized by the Trustees. Without limiting the generality of the foregoing, this provision may be utilized to permit the Trust or any Series or Class thereof to pursue its investment program through one or more subsidiary vehicles or to operate in a master-feeder or fund of funds structure.

     Section 10.4. Conversion. The Trustees may authorize the creation of one or more statutory trusts to which all or any part of the assets, liabilities, profits, or losses of the Trust or any Series or Class thereof may be transferred and may provide for the conversion of Shares of the Trust or any Series or Class thereof into beneficial interests in any such newly created trust or trusts or any series or classes thereof.

     Section 10.5. Combination of Classes. The authority of the Trustees under this Article X with respect to the merger, consolidation, sale of assets or reorganization of any Series of the Trust or any Class thereof is in addition to the authority of the Trustees under Section 4.9 hereof to combine two or more Classes of a Series into a single Class.

ARTICLE XI

AMENDMENTS; FILINGS; MISCELLANEOUS
     Section 11.1. Amendments to Declaration and Certificate of Trust. (a) The Trustees may by vote of a majority of the Trustees then in office amend or otherwise supplement the Declaration by making an amendment, a Declaration supplemental hereto or an amended and restated Declaration, provided, however, that an amendment to any provision of Article V hereof shall require the vote of two-thirds (2/3) of the Trustees then in office.


     (b) Notwithstanding anything else herein, any amendment to Section 6.6 which reduces the right of Trustees to receive reasonable compensation or to
Article IX which would have the effect of reducing the indemnification or limitation of liability provided thereby to Trustees, officers, employees, and agents of the Trust or to Shareholders or former Shareholders, and any repeal or amendment of this sentence shall each require the affirmative vote of the holders of two-thirds of the Outstanding Shares of the Trust entitled to vote thereon.


     (c) The Trust's Certificate of Trust may be amended at any time for any purpose as the Trustees may determine and such amendment shall be signed by one or more of the Trustees or by an officer of the Trust as duly authorized by vote of a majority of the Trustees then in office.

     Section 11.2. Filing of Certificate; Copies of Declaration; Counterparts; Headings. Any amendment to the Certificate of Trust shall be filed with the Secretary of State of the State of Delaware. The original or a copy of this instrument and of each amendment and/or restatement hereto shall be kept in the office of the Trust where it may be inspected by any Shareholder. Anyone dealing with the Trust may rely on a certificate by an officer or Trustee of the Trust as to whether or not any such amendments or restatements have been made and as to any matters in connection with the Trust hereunder, and with the same effect as if it were the original, may rely on a copy certified by an officer or Trustee of the Trust to be a copy of this instrument or of any such amendments or restatements. This instrument may be executed in any number of counterparts, each of which shall be deemed an original. Headings are placed herein for convenience of reference only, and in case of any conflict, the text of this instrument, rather than the headings, shall control.

     Section 11.3. Trustees May Resolve Ambiguities. The Trustees may construe any of the provisions of this Declaration insofar as the same may appear to be ambiguous or inconsistent with any other provisions hereof, and any such construction hereof by the Trustees in good faith shall be conclusive as to the meaning to be given to such provisions.

     Section 11.4. Applicable Law; Forum Selection; Jury Waiver. (a) The Trust set forth in this instrument is created under and is to be governed by and construed and administered according to the laws of the State of Delaware, without reference to its conflicts of law rules, as a Delaware statutory trust under the Delaware Act, and without limiting the provisions hereof, the Trust specifically reserves the right to exercise any of the powers and privileges afforded to statutory trusts or actions that may be engaged in by statutory trusts under the Delaware Act, and the absence of a specific reference herein to any such power, privilege, or action shall not imply that the Trust may not exercise such power or privilege or take such actions.


     (b) Notwithstanding the first sentence of Section 11.4(a) hereof, there shall not be applicable to the Trust, the Trustees, or this Declaration any provisions of the laws (statutory or common) of the State of Delaware (other than the Delaware Act) or any other state pertaining to trusts, including by way of illustration and without limitation, laws that relate to or regulate:
(i) the filing with any court or governmental body or agency of trustee accounts or schedules of trustee fees and charges; (ii) affirmative requirements to post bonds for trustees, officers, agents, or employees of a trust; (iii) the necessity for obtaining a court or other governmental approval concerning the acquisition, holding, or disposition of real or personal property; (iv) fees or other sums applicable to trustees, officers, agents or employees of a trust; (v) the allocation of receipts and expenditures to income or principal; (vi) restrictions or limitations on the permissible nature, amount, or concentration of trust investments or requirements relating to the titling, storage, or other manner of holding of trust assets; (vii) the establishment of fiduciary or other standards or responsibilities or limitations on the acts or powers or liabilities or authorities and powers of trustees if such laws are inconsistent with the authorities and powers or the limitation on liability of the Trustees set forth or referenced in this Declaration; or (viii) any requirements that a trust have any initial beneficiary or any initial corpus. Section 3540 of Title 12 of the Delaware Code shall not apply to the Trust.


     (c) No provision of this Declaration shall be effective to require a waiver of compliance with any provision of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended or the 1940 Act, or of any valid rule, regulation or order of the Commission thereunder.

     (d) Subject to the Delaware Act, any action commenced by a Shareholder, directly or derivatively, against or on behalf of the Trust or a Series or Class thereof, its Trustees, officers, or employees, shall be brought only in the U.S. District Court for the Southern District of New York, or if such action may not be brought in that court, then such action shall be brought in the New York Supreme Court with assignment to the Commercial Division to the extent such assignment is permitted under the Uniform Civil Rules for the Supreme Court, including [sec] 202.70 thereof (each, a "Chosen Court"). The Trust, its Trustees, officers, employees and Shareholders (a) waive any objection to venue in either Chosen Court and (b) waive any objection that either Chosen Court is an inconvenient forum.

     (e) In any action commenced by a Shareholder against the Trust or any Series or Class thereof, its Trustees or officers, or as a derivative action on behalf of the Trust, or any Series or Class thereof there shall be no right to a jury trial. THE RIGHT TO A TRIAL BY JURY IS EXPRESSLY WAIVED TO THE FULLEST EXTENT PERMITTED BY LAW.

     Section 11.5. Statutory Trust Only. The Trust is not intended to be, shall not be deemed to be, and shall not be treated as, a general or a limited partnership, joint venture, corporation or joint stock company, nor shall the Trustees or Shareholders or any of them for any purpose be deemed to be, or be treated in any way whatsoever as though they were, liable or responsible hereunder as partners or joint venturers.

     Section 11.6. Provisions in Conflict with Law or Regulations. (a) The provisions of this Declaration are severable, and if the Trustees shall determine, with the advice of counsel, that any such provision, in whole or in part, conflicts with the 1940 Act, the regulated investment company provisions of the Code, and the regulations thereunder, the Delaware Act or with other applicable laws and regulations, the conflicting provision, or the conflicting part or parts thereof, shall be deemed not to constitute a part of this Declaration; provided, however, that such determination shall not affect any of the remaining provisions of this Declaration or render invalid or improper any action taken or omitted prior to such determination.

     (b) If any provision of this Declaration shall be held invalid or unenforceable, in whole or in part, in any jurisdiction, such invalidity or unenforceability shall attach only to such provision, or such part or parts thereof, in such jurisdiction and shall not in any manner affect such provision in any other jurisdiction or any other provision of this Declaration in any jurisdiction.

     Section 11.7. Writings. To the fullest extent permitted by applicable law, except as the Trustees may otherwise determine:

     (a) any requirements in this Declaration or in the Bylaws that any action be taken by means of any writing, including, without limitation, any written instrument, any written consent or any written agreement, shall be deemed to be satisfied by means of any electronic record in such form that is acceptable to the Trustees provided such form is capable of conversion into a written form within a reasonable time; and

     (b) any requirements in this Declaration or in the Bylaws that any writing be signed shall be deemed to be satisfied by any electronic signature in such form that is acceptable to the Trustees.

     IN WITNESS WHEREOF, the undersigned, being the Trustees of the Trust, have executed this instrument as of the date first written above.


                                        -----------------------------------
                                        [Name], as Trustee
                                        [Address]


                                        -----------------------------------
                                        [Name], as Trustee
                                        [Address]


                                        -----------------------------------
                                        [Name], as Trustee
                                        [Address]


                                        -----------------------------------
                                        [Name], as Trustee
                                        [Address]


                                        -----------------------------------
                                        [Name], as Trustee
                                        [Address]


                                        -----------------------------------
                                        [Name], as Trustee
                                        [Address]


                                        -----------------------------------
                                        [Name], as Trustee
                                        [Address]


                                        -----------------------------------
                                        [Name], as Trustee
                                        [Address]


                                        -----------------------------------
                                        [Name], as Trustee
                                        [Address]

                                   SCHEDULE A

                    Series of Shares of Beneficial Interests
                              (Effective as of [ ])

     WHEREAS, the Trustees of the Trust, acting pursuant to the Trust's agreement and declaration of trust as then in effect, have previously established and designated one or more series of shares of beneficial interest in the Trust (each, a "Series") pursuant to one or more designations of series (the "Prior Designations");

     WHEREAS, in connection with the adoption of an Amended and Restated
Agreement and Declaration of Trust dated as of [      ] (the "Declaration"),
pursuant to Section 4.9(a) of the Declaration, the previously established and designated Series are hereby included on this Schedule A, which Schedule A shall be deemed an amendment and restatement of the Prior Designations.

     NOW THEREFORE, the following Series of the Trust are established with such relative rights, preferences, privileges, limitations, restrictions and other relative terms as are set forth below:

                                   [      ]

1. Each Share of each Series is entitled to all the rights and preferences accorded to Shares under the Declaration.

2. The number of authorized Shares of each Series is unlimited.

3. Each Series shall be authorized to hold cash, invest in securities, instruments and other property, use investment techniques, and have such goals or objectives as from time to time described in the prospectus and statement of additional information contained in the Trust's then currently effective registration statement under the Securities Act of 1933 to the extent pertaining to the offering of Shares of the Series, as the same may be amended and supplemented from time to time ("Prospectus"). Each Share of a Series shall represent a beneficial interest in the net assets allocated or belonging to such Series only, and such interest shall not extend to the assets of the Trust generally (except to the extent that General Assets (as defined in the Declaration) are allocated to such Series), and shall be entitled to receive its pro rata share of the net assets of the Series upon liquidation of the Series, all as set forth in Section 4.9 of the Declaration.

4. With respect to each Series, (a) the purchase price of the Shares, (b) fees and expenses, (c) qualifications for ownership, if any, (d) the method of determination of the net asset value of the Shares, (e) minimum purchase amounts, if any, (f) minimum account size, if any, (g) the price, terms and manner of redemption of the Shares, (h) any conversion or exchange feature or privilege, (i) the relative dividend rights, and (j) any other relative rights, preferences, privileges, limitations, restrictions and other relative terms have been established by the Trustees in accordance with the Declaration and are set forth in the Prospectus with respect to such Series.

5. The Trustees may from time to time modify any of the relative rights, preferences, privileges, limitations, restrictions and other relative terms of a Series that have been established by the Trustees or redesignate any of the Series without any action or consent of the Shareholders.

6. The designation of any Series hereby shall not impair the power of the Trustees from time to time to designate additional Series of Shares of the Trust.

7. Capitalized terms not defined herein have the meanings given to such terms in the Declaration.

                                  SCHEDULE B

                       Designation of Classes of Shares
                          (Effective as of [      ])

     WHEREAS, the Trustees of the Trust, acting pursuant to the Trust's agreement and declaration of trust as then in effect, have previously established and designated one or more series of shares of beneficial interest in the Trust (each, a "Series") and have previously established and designated one or more classes of Shares (each, a "Class") for some or all of the Series pursuant to one or more designations of Classes (the "Prior Designations");

     WHEREAS, in connection with the adoption of an Amended and Restated
Agreement and Declaration of Trust dated as of [      ] (the "Declaration"),
pursuant to Section 4.9(b) of the Declaration, the previously established and designated Classes are hereby included on this Schedule B, which Schedule B shall be deemed an amendment and restatement of the Prior Designations.

     NOW THEREFORE, the following Classes as listed below with respect to the identified Series of the Trust are established with such relative rights, preferences, privileges, limitations, restrictions and other relative terms as are set forth below:


            Series                                 Classes
           --------                                --------

1. Each Share of each Class is entitled to all the rights and preferences accorded to Shares under the Declaration.

2. The number of authorized Shares of each Class is unlimited.

3. All Shares of a Class of a Series shall be identical with each other and with the Shares of each other Class of the same Series except for such variations between Classes as may be authorized by the Trustees from time to time and set forth in the Trust's then currently effective registration statement under the Securities Act of 1933 to the extent pertaining to the offering of Shares of the Class of such Series, as the same may be amended and supplemented from time to time ("Prospectus"). The Trustees may change the name or other designation of a Class; and take such other action with respect to the Classes as the Trustees may deem desirable.

4. With respect to the Shares of a Class of a Series, (a) the time and method of determining the purchase price, (b) the fees and expenses, (c) the qualifications for ownership, if any, (d) minimum purchase amounts, if any, (e) minimum account size, if any, (f) the price, terms and manner of redemption of,
(g) any conversion or exchange feature or privilege , (h) the relative dividend rights, and (i) any other relative rights, preferences, privileges, limitations, restrictions and other relative terms have been established by the Trustees in accordance with the Declaration and are set forth in the Prospectus with respect to such Class of such Series.

5. The Trustees may from time to time modify any of the relative rights, preferences, privileges, limitations, restrictions and other relative terms of a Class of a Series that have been established by the Trustees, divide or combine the issued or unissued Shares of any Class of a Series into a greater or lesser number; classify or reclassify any issued or unissued Shares of any Class of a Series into one or more Classes of such Series; combine two or more Classes of a Series into a single Class of such Series; in each case without any action or consent of the Shareholders.

6. The designation of any Class hereby shall not impair the power of the Trustees from time to time to designate additional Classes of Shares of a Series or terminate any one or more Classes of a Series hereby designated.

7. Capitalized terms not defined herein have the meanings given to such terms in the Declaration.

SECTION 13

COMPARISON OF TERMS OF CURRENT AND AMENDED AND RESTATED MANAGEMENT AGREEMENTS
     This Section 13 sets forth a comparison of the principal terms of the Current Management Agreements with the corresponding terms of the Amended and Restated Management Agreement. For purposes of the chart, Portfolios have been assigned to a group, Group A3 or B4, based on the similarity of terms of their Current Management Agreements. The Current Management Agreements of several Portfolios contain terms that differ from terms of the Current Management Agreements of the Group A Portfolios and the Group B Portfolios, so the agreements for those Portfolios are addressed separately, where appropriate.

     You should note that the chart contains only a description of the principal provisions of the Current Management Agreements and may not include all of the terms of those agreements or the exact wording of those provisions described. You should refer to Part II, Section 14 of this Joint Proxy Statement for the complete terms of the Amended and Restated Management Agreement.


------------------------------------------------------------------------------------------------------------------------------
Current Management Agreements                                   Amended and Restated Management Agreement
------------------------------------------------------------------------------------------------------------------------------
Investment Management Services                                  Investment Management Services

All Portfolios                                                  The Trust hereby appoints the Manager to act as
                                                                investment adviser of each Fund for the period and on
The Manager will regularly provide the Trust with               the terms set forth in this Agreement. The Manager
investment research, advice and supervision and will            accepts such appointment and agrees to render the
furnish continuously an investment program for the Trust,       services herein set forth, for the compensation
consistent with the investment objectives and policies of       herein provided.
the Trust. The Manager will determine from time to time
what securities shall be purchased for the Trust, what          Subject to the supervision of the Trust's Board of
securities shall be held or sold by the Trust and what          Trustees (the "Board"), the Manager shall regularly
portion of the Trust's assets shall be held uninvested as       provide each Fund with investment research, advice,
cash, subject always to the provisions of the Trust's           management and supervision and shall furnish a
Certificate of Trust, Agreement, and Declaration of Trust,      continuous investment program for the Fund's portfolio
By-Laws and its registration statements under the 1940          of securities and other investments consistent with the
Act and under the 1933 Act covering the Trust's shares, as      Fund's investment objectives, policies and restrictions,
filed with the Commission, and to the investment                as stated in the Fund's current Prospectus and Statement
objective[s], policies and restrictions of the Trust, as each   of Additional Information. The Manager shall determine
of the same shall be from time to time in effect, and           from time to time what securities and other investments
subject, further, to such policies and instructions as the      (including, without limitation, repurchase agreements,
Board of Trustees of the Trust may from time to time            swap agreements, options, futures and other instruments)
establish. To carry out such determinations, the Manager        will be purchased, retained, sold or exchanged by each
will exercise full discretion and act for the Trust in the      Fund and what portion of the assets of the Fund's portfolio
same manner and with the same force and effect as the           will be held in the various securities and other investments
Trust itself might or could do with respect to purchases,       in which the Fund invests, and what portion will be held
sales or other transactions, as well as with respect to all     uninvested in cash, and shall implement those decisions
other things necessary or incidental to the furtherance or      (including the execution of investment documentation), all
conduct of such purchases, sales or other transactions.         subject to the provisions of the Trust's Declaration of Trust
------------------------------------------------------------------------------------------------------------------------------

-----------
(3) Group A Portfolios include Pioneer Emerging Markets VCT Portfolio, Pioneer Equity Income VCT Portfolio, Pioneer Fund VCT Portfolio, Pioneer Independence VCT Portfolio, Pioneer High Yield VCT Portfolio, Pioneer International Value VCT Portfolio, Pioneer Mid Cap Value VCT Portfolio, Pioneer Money Market VCT Portfolio, Pioneer Small Cap Value VCT Portfolio, and Pioneer Strategic Income VCT Portfolio.
(4) Group B Portfolios include Pioneer Bond VCT Portfolio, Pioneer Cullen Value VCT Portfolio, Pioneer Global High Yield VCT Portfolio, Pioneer Growth Opportunities VCT Portfolio, Pioneer Ibbotson Aggressive Allocation VCT Portfolio, Pioneer Ibbotson Growth Allocation VCT Portfolio, Pioneer Ibbotson Moderate Allocation VCT Portfolio, Pioneer Oak Ridge Large Cap Growth VCT Portfolio and Pioneer Real Estate Shares VCT Portfolio.

------------------------------------------------------------------------------------------------------------------------------
Current Management Agreements                                    Amended and Restated Management Agreement
------------------------------------------------------------------------------------------------------------------------------
                                                                 and By-Laws (collectively, the "Governing Documents")
                                                                 and the 1940 Act, as well as the investment objectives,
                                                                 policies and restrictions of the Fund referred to above,
                                                                 and any other specific policies adopted by the Board and
                                                                 disclosed to the Manager. The Manager is authorized as
                                                                 the agent of the Trust to give instructions to the custodian of each Fund as to deliveries of securities and other
                                                                 investments and payments of cash for the account
                                                                 of the Fund.
------------------------------------------------------------------------------------------------------------------------------
Brokerage Transactions                                           Brokerage Transactions
All Portfolios                                                   The Manager will place orders pursuant to its investment
                                                                 determinations for each Fund either directly with the
The Manager shall arrange for the placing of all orders for      issuer or with any broker or dealer, foreign currency
the purchase and sale of securities for the Trust's account      dealer, futures commission merchant or others selected
with brokers or dealers selected by the Manager. In the          by it. Except as described herein, the Manager shall
selection of such brokers or dealers and the placing of          seek overall the best execution available in the selection
such orders, the Manager is directed at all times to seek        of brokers or dealers and the placing of orders for each
for the Trust the most favorable execution and net price         Fund. In assessing the best execution available for any
available except as described herein. It is also understood      transaction, the Manager may consider factors it deems
that it is desirable for the Trust that the Manager have         relevant, including the size and type of the transaction, the
access to supplemental investment and market research            nature and character of the markets for the security to be
and security and economic analyses provided by brokers           purchased or sold, the execution capabilities and financial
who may execute brokerage transactions at a higher cost          condition of the broker or dealer, and the reasonableness
to the Trust than may result when allocating brokerage to        of the commission or dealer spread, if any (whether for
other brokers on the basis of seeking the most favorable         a specific transaction or on a continuing basis). In
price and efficient execution. Therefore, the Manager is         connection with the selection of such brokers or dealers
authorized to place orders for the purchase and sale of          and the placing of such orders, subject to applicable law,
securities for the Trust with such brokers, subject to           brokers or dealers may be selected who also provide
review by the Trust's Trustees from time to time with            brokerage and research services (as those terms are
respect to the extent and continuation of this practice.         defined in Section 28(e) of the Securities Exchange Act
It is understood that the services provided by such              of 1934, as amended (the "Exchange Act")) to the Fund
brokers may be useful to the Manager in connection with          and/or the other accounts over which the Manager or
its or its affiliates' services to other clients. [In addition,  its affiliates exercise investment discretion. The Manager
subject to the Manager's obligation to seek the most             is authorized to pay a broker or dealer who provides
favorable execution and net price available, the Manager         such brokerage and research services a commission for
may consider the sale of the Trust's shares in selecting         executing a portfolio transaction for a Fund which is in
brokers and dealers.]5                                           excess of the amount of commission another broker or
                                                                 dealer would have charged for effecting that transaction if the Manager determines in good faith that such amount
                                                                 of commission is reasonable in relation to the value of
                                                                 the brokerage and research services provided by such
                                                                 broker or dealer, viewed in terms of either that particular transaction or in terms of all of the accounts over which
                                                                 the Manager or its affiliates exercise investment discretion.
-------------------------------------------------------------------------------------------------------------------------------

-----------
(5) Bracketed text appears in the Current Management Agreements for Group B Portfolios.

-------------------------------------------------------------------------------------------------------------------------------
Current Management Agreements                                Amended and Restated Management Agreement
-------------------------------------------------------------------------------------------------------------------------------
Investment in Investment Companies                           Investment in Investment Companies

All Portfolios                                               Subject to applicable provisions of the 1940 Act and
                                                             direction from the Board, the investment program to be
Not specifically addressed.                                  provided hereunder may entail the investment of all or
                                                             substantially all of the assets of any Fund in one or more investment companies.
-------------------------------------------------------------------------------------------------------------------------------
Additional Services                                          Additional Services
All Portfolios                                               The Manager shall also provide advice and
                                                             recommendations with respect to other aspects of the
Not specifically addressed.                                  business and affairs of each Fund, shall exercise voting
                                                             rights, rights to consent to corporate action and any other rights pertaining to the Fund's portfolio securities subject to such direction as the Board may provide, and shall
                                                             perform such other functions of investment management
                                                             and supervision as may be directed by the Board.
-------------------------------------------------------------------------------------------------------------------------------
Services Excluded                                            Services Excluded
All Portfolios                                               Notwithstanding the foregoing, the Manager shall
                                                             not be deemed to have assumed any duties with respect
Not specifically addressed.                                  to, and shall not be responsible for, the distribution of
                                                             the shares of any Fund, nor shall the Manager be deemed
                                                             to have assumed or have any responsibility with respect
                                                             to functions specifically assumed by any administrator,
                                                             transfer agent, fund accounting agent, custodian,
                                                             shareholder servicing agent or other agent, in each
                                                             case employed by the Trust or a Fund to perform
                                                             such functions.
-------------------------------------------------------------------------------------------------------------------------------
Authority to Execute Documents                               Authority to Execute Documents
All Portfolios                                               The Manager may execute on behalf of each Fund certain
                                                             agreements, instruments and documents in connection
Not specifically addressed.                                  with the services performed by it under this Agreement.
                                                             These may include, without limitation, brokerage
                                                             agreements, clearing agreements, account documentation,
                                                             futures and options agreements, swap agreements, other
                                                             investment related agreements, and any other agreements,
                                                             documents or instruments the Manager believes are
                                                             appropriate or desirable in performing its duties under
                                                             this Agreement.
-------------------------------------------------------------------------------------------------------------------------------
Transactions with Affiliates                                 Transactions with Affiliates
All Portfolios                                               Each Fund hereby authorizes any entity or person
                                                             associated with the Manager which is a member of a
In connection with purchases or sales of securities for the  national securities exchange to effect any transaction
account of the Trust, neither the Manager nor any of its     on the exchange for the account of the Fund which is
directors, officers or employees will act as a principal or  permitted by Section 11(a) of the Exchange Act and
agent or receive any commission except as permitted by       Rule 11a2-2(T) thereunder, and each Fund hereby consents
the 1940 Act.                                                to the retention of compensation for such transactions in
                                                             accordance with Rule 11a2-2(T)(a)(2)(iv).
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
Current Management Agreements                                  Amended and Restated Management Agreement
-------------------------------------------------------------------------------------------------------------------------------
Use of Subadvisers                                             Use of Subadvisers

Group A Portfolios                                             Subject to the Board's approval, the Manager or any Fund
                                                               may enter into contracts with one or more investment
It is understood that the Manager may employ one or            subadvisers, including without limitation, affiliates of the
more sub-investment advisers (each a "Sub-adviser")            Manager, in which the Manager delegates to such
to provide investment advisory services to the Trust by        investment subadvisers any or all its duties specified
entering into a written agreement with each such Sub-          hereunder, on such terms as the Manager determines to
adviser; provided, that any such agreement first shall         be necessary, desirable or appropriate, provided that in
be approved by the vote of a majority of the Trustees,         each case such contracts are entered into in accordance
including a majority of the Trustees who are not               with and meet all applicable requirements of the 1940
"interested persons" (as defined in the 1940 Act) of           Act. The Trust agrees that the Manager shall not be
the Trust, the Manager or any such Sub-adviser, and            accountable to the Trust or any Fund or any Fund's
otherwise approved in accordance with the requirements         shareholders for any loss or other liability arising out of
of the 1940 Act or an exemption therefrom. The authority       any error or omission by a sub-adviser to that Fund,
given to the Manager in Sections 1 through 13 hereof           ncluding without limitation any loss or liability relating to
may be delegated by it under any such agreement;               specific investments selected by any such subadviser.
provided, that any Sub-adviser shall be subject to the
same restrictions and limitations on investments and
brokerage discretion as the Manager. The Trust agrees that
the Manager shall not be accountable to the Trust or the
Trust's shareholders for any loss or other liability relating to specific investments directed by any Sub-adviser, even
though the Manager retains the right to reverse any such
investment because, in the event a Sub-adviser is retained,
the Trust and the Manager will rely almost exclusively on
the expertise of the Sub-adviser for the selection and
monitoring of specific investments.

Group B Portfolios

It is understood that the Manager may employ one or
more sub-investment advisers (each a "Sub-adviser")
to provide investment advisory services to the Trust by
entering into a written agreement with each such Sub-
adviser; provided, that any such agreement first shall
be approved by the vote of a majority of the Trustees,
including a majority of the Trustees who are not
"interested persons" of the Trust, the Manager or any
such Sub-adviser, and otherwise approved in accordance
with the requirements of the 1940 Act or an exemption
therefrom. The authority given to the Manager in Sections
1 through 13 hereof may be delegated by it under any
such agreement; provided, that any Sub-adviser shall
be subject to the same restrictions and limitations on
investments and brokerage discretion as the Manager.
The Trust agrees that the Manager shall not be
accountable to the Trust or the Trust's shareholders for
any loss or other liability relating to specific investments directed by any Sub-adviser, even though the Manager
retains the right to reverse any such investment; provided,
however, that the foregoing shall not in any way limit the
Manager's other responsibilities under this Agreement,
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
Current Management Agreements                                 Amended and Restated Management Agreement
-------------------------------------------------------------------------------------------------------------------------------
including, the supervision of the Sub-adviser's compliance
with the Trust's investment policies and restrictions.
-------------------------------------------------------------------------------------------------------------------------------
Information to be Provided to the Manager                     Information to be Provided to Manager

All Portfolios                                                The Trust shall at all times keep the Manager fully
                                                              informed with regard to the securities and other
Not specifically addressed.                                   investments owned by each Fund, its funds available, or to become available, for investment, and generally as to the
                                                              condition of its affairs. The Trust shall furnish the Manager with such other documents and information with regard to
                                                              its affairs as the Manager may from time to time
                                                              reasonably request.
-------------------------------------------------------------------------------------------------------------------------------
Information to be Provided by the Manager                     Information to be Provided by Manager

All Portfolios                                                The Manager shall supply the Board and officers of the
                                                              Trust with such information and reports reasonably
The Manager will, to the extent reasonably required in the    required by them and reasonably available to the Manager.
conduct of the business of the Trust and upon the Trust's
request, furnish to the Trust research, statistical and
advisory reports upon the industries, businesses,
corporations or securities as to which such requests shall
be made, whether or not the Trust shall at the time have
any investment in such industries, businesses,
corporations or securities. The Manager will use its best
efforts in the preparation of such reports and will endeavor to consult the persons and sources believed by it to have
information available with respect to such industries,
businesses, corporations or securities.
-------------------------------------------------------------------------------------------------------------------------------
Recordkeeping Obligations                                     Recordkeeping Obligations

All Portfolios                                                Unless maintained by another party on the Fund's behalf,
                                                              the Manager shall maintain the books and records with
The Manager will maintain all books and records with          respect to each Fund's securities and other transactions
respect to the Trust's securities transactions required by    and keep the Fund's books of account in accordance with
subparagraphs (b)(5), (6), (9) and (10) and paragraph         all applicable federal and state laws and regulations. In
(f) of Rule 31a-1 under the 1940 Act (other than those        compliance with the requirements of Rule 31a-3 under
records being maintained by the custodian or transfer         the 1940 Act, the Manager hereby agrees that any records
agent appointed by the Trust) and preserve such records       that it maintains for each Fund are the property of the
for the periods prescribed therefor by Rule 31 a-2 under      Fund, and further agrees to surrender promptly to the
the 1940 Act. The Manager will also provide to the Board      Fund any of such records upon the Fund's request. The
of Trustees such periodic and special reports as the Board    Manager further agrees to arrange for the preservation of
may reasonably request.                                       the records required to be maintained by Rule 31a-1 under
                                                              the 1940 Act for the periods prescribed by Rule 31a-2
                                                              under the 1940 Act.
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
Current Management Agreements                                    Amended and Restated Management Agreement
-------------------------------------------------------------------------------------------------------------------------------
Expenses                                                         Expenses

All Portfolios                                                   The Manager shall furnish, at its expense, all necessary
                                                                 services, facilities, equipment and personnel for
[The manager shall pay directly or reimburse the Trust           performing the Manager's services under this Agreement.
for...] all expenses not hereinafter specifically assumed        Other than as herein specifically indicated, the Manager
by the Trust where such expenses are incurred by the             shall not be responsible for the Trust's or any Fund's
Manager or by the Trust in connection with the                   ordinary and extraordinary expenses, and the Trust or
management of the affairs of, and the investment and             a Fund shall pay the Trust's or the Fund's ordinary and
reinvestment of the assets of, the Trust.                        extraordinary expenses. The Manager may agree to provide
                                                                 to the Funds services other than the services provided
Group A Portfolios                                               under this agreement on such terms as the Manager
                                                                 and the Trust may agree from time to time, and nothing
The Trust shall assume and shall pay: (i) charges and            herein shall preclude payment by the Trust or a Fund of
expenses for fund accounting, pricing and appraisal              compensation to the Manager for any such services
services and related overhead, including, to the extent          rendered pursuant to a written agreement or agreements
such services are performed by personnel of the Manager          approved by the Board.
or its affiliates, office space and facilities, and personnel compensation, training and benefits; (ii) the charges and
expenses of auditors; (iii) the charges and expenses of
any custodian, transfer agent, plan agent, dividend
disbursing agent and registrar appointed by the Trust;
(iv) issue and transfer taxes chargeable to the Trust in
connection with securities transactions to which the
Trust is a party; (v) insurance premiums, interest charges,
dues and fees for membership in trade associations and
all taxes and corporate fees payable by the Trust to
federal, state or other governmental agencies; (vi) fees
and expenses involved in registering and maintaining
registrations of the Trust and/or its shares with federal
regulatory agencies, state or blue sky registration agencies and foreign jurisdictions, including the preparation of
prospectuses and statements of additional information
for filing with such regulatory authorities; (vii) all expenses of shareholders' and Trustees' meetings and of preparing,
printing and distributing prospectuses, notices, proxy
statements and all reports to shareholders and to
governmental agencies; (viii) charges and expenses of
legal counsel to the Trust and the Trustees; (ix) any
distribution fees paid by the Trust in accordance with
Rule 12b-1 promulgated by the Commission pursuant to
the 1940 Act; (x) compensation of those Trustees of the
Trust who are not affiliated with, or "interested persons"
of, the Manager, the Trust (other than as Trustees), The
Pioneer Group, Inc. or Pioneer Funds Distributor, Inc.;
(xi) the cost of preparing and printing share certificates;
and (xii) interest on borrowed money, if any.
In addition to the expenses described in Section 6
above, the Trust shall pay all brokers' and underwriting
commissions chargeable to the Trust in connection with
securities transactions to which the Trust is a party.

-------------------------------------------------------------------------------------------------------------------------------
Current Management Agreements                                       Amended and Restated Management Agreement
-------------------------------------------------------------------------------------------------------------------------------
Group B Portfolios

The Trust shall assume and shall pay: (i) charges and expenses for fund accounting, pricing and appraisal services and related overhead, including, to the extent such services are performed by personnel of the Manager or its affiliates, office space and facilities, and personnel compensation, training and benefits; (ii) the charges and expenses of auditors; (iii) the charges and expenses of any custodian, transfer agent, plan agent, dividend disbursing agent, registrar or any other agent appointed by the Trust; (iv) issue and transfer taxes chargeable to the Trust in connection with securities transactions to which the Trust is a party; (v) insurance premiums, interest charges, dues and fees for membership in trade associations and all taxes and corporate fees payable by the Trust to federal, state or other governmental agencies; (vi) fees and expenses involved in registering and maintaining registrations of the Trust and/or its shares with federal regulatory agencies, state or blue sky securities agencies and foreign jurisdictions, including the preparation of prospectuses and statements of additional information for filing with such regulatory authorities; (vii) all expenses of shareholders' and Trustees' meetings and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (viii) charges and expenses of legal counsel to the Trust and the Trustees; (ix) any fees paid by the Trust in accordance with Rule 12b-1 promulgated by the Commission pursuant to the 1940 Act; (x) compensation of those Trustees of the Trust who are not affiliated with, or "interested persons" (as defined in the 1940 Act) of, the Manager, the Trust (other than as Trustees), Pioneer
Investment Management USA Inc. or Pioneer Funds
Distributor, Inc.; (xi) the cost of preparing and printing share certificates; (xii) interest on borrowed money, if any; and (xiii) any other expense that the Trust, the Manager or any other agent of the Trust may incur (A) as a result of a change in the law or regulations, (B) as a result of a mandate from the Board of Trustees with associated costs of a character generally assumed by similarly structured investment companies or (C) that is similar to the expenses listed above, and that is approved by the Board of Trustees (including a majority of the Independent Trustees) as being an appropriate expense of the Trust.

In addition to the expenses described in Section 6 above, the Trust shall pay all brokers' and underwriting commissions chargeable to the Trust in connection with securities transactions to which the Trust is a party.

All Portfolios
Except as otherwise provided herein, the Manager, at its own expense, shall furnish to the Trust office space in the offices of the Manager, or in such other place as may be agreedupon from time to time, and all necessary office facilities,equipment and personnel for managing the Trust's affairs and investments.

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
-------------------------------------------------------------------------------------------------------------------------------
Current Management Agreements                                 Amended and Restated Management Agreement
-------------------------------------------------------------------------------------------------------------------------------
Board Members and Officers                                    Board Members and Officers

All Portfolios                                                From time to time, the Manager shall authorize and permit
                                                              certain of its directors, officers and employees, who may
[Except as otherwise provided herein, the Manager...]         be elected as Board members or officers of the Trust, to
shall arrange, if desired by the Trust, for members of the    serve in the capacities in which they are elected. The
Manager's organization to serve as officers or agents of      Manager will pay directly or reimburse the Trust for the
the Trust.                                                    compensation (if any) of the Trustees who are affiliated
                                                              persons of the Manager and all officers of the Trust as
The Manager shall pay directly or reimburse the Trust for:    such, except as the Board may decide.
(i) the compensation (if any) of the Trustees who are
affiliated with, or "interested persons" (as defined in the
1940 Act) of, the Manager and all officers of the Trust
as such.
-------------------------------------------------------------------------------------------------------------------------------
Fees                                                          Fees

Group A Portfolios                                            As compensation for the services performed and the
                                                              facilities furnished and expenses assumed by the Manager,
The Trust shall pay to the Manager, as compensation for       each Fund shall pay the Manager, as promptly as possible
the Manager's services hereunder, a fee at the rate of        after the last day of each month, a fee, computed daily at
[  ]% per annum of the Trust's average daily net assets.      an annual rate set forth opposite the Fund's name on
                                                              Appendix A annexed hereto, based on the Fund's average
Group B Portfolios                                            daily net assets or otherwise as set forth on Appendix A. If this Agreement is terminated with respect to any Fund as
The Trust shall pay to the Manager, as compensation for       of any date not the last day of a month, the fee payable by
the Manager's services and expenses assumed hereunder,        the Fund shall be paid as promptly as possible after such
a fee at the annual rate of [  ]% of the Trust's average      date of termination and shall be computed on the basis of
daily net assets.                                             the period ending on the last business day on which this
                                                              Agreement is in effect with respect to the Fund subject
All Portfolios                                                to a pro rata adjustment based on the number of days
                                                              elapsed in the current month as a percentage of the total
The management fee payable hereunder shall be computed        number of days in the month
daily and paid monthly in arrears. In the event of the
termination of this Agreement, the fee provided in Section
8 shall be computed on the basis of the period ending on
the last business day on which this Agreement is in effect
subject to a pro rata adjustment based on the number of
days elapsed in the current month as a percentage of the
total number of days in such month.
-------------------------------------------------------------------------------------------------------------------------------
Fee Waivers                                                   Fee Waivers

All Portfolios
                                                              Not specifically addressed.
The Manager may from time to time agree not to impose
all or a portion of its fee otherwise payable hereunder (in
advance of the time such fee or a portion thereof would
otherwise accrue) and/or undertake to pay or reimburse
the Trust for all or a portion of its expenses not otherwise required to be borne or reimbursed by the Manager. Any
such fee reduction or undertaking may be discontinued or
modified by the Manager at any time.
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
Current Management Agreements                                     Amended and Restated Management Agreement
-------------------------------------------------------------------------------------------------------------------------------
Limitation of Liability of Manager                                Limitation of Liability of Manager

All Portfolios                                                    The Manager assumes no responsibility under this
                                                                  Agreement other than to render the services called for
The Manager will not be liable for any error of judgment          hereunder, in good faith, and shall not be liable for any
or mistake of law or for any loss sustained by reason of the      error of judgment or mistake of law, or for any loss
adoption of any investment policy or the purchase, sale, or       arising out of any investment or for any act or omission
retention of any security on the recommendation of the            in the execution of securities or other transactions for any
Manager, whether or not such recommendation shall have            Fund, provided that nothing in this Agreement shall protect
been based upon its own investigation and research or upon        the Manager against any liability to a Fund to which the
investigation and research made by any other individual, firm     Manager would otherwise be subject by reason of willful
or corporation, but nothing contained herein will be construed    misfeasance, bad faith, or gross negligence in the
to protect the Manager against any liability to the Trust or its  performance of its duties or by reason of its reckless
shareholders by reason of willful misfeasance, bad faith or       disregard of its obligations and duties hereunder. As used
gross negligence in the performance of its duties or by           in this paragraph 8, the term "Manager" shall include any
reason of its reckless disregard of its obligations and duties    affiliates of the Manager performing services for the Trust
under this Agreement.                                             or any Fund pursuant to this agreement and the partners,
                                                                  shareholders, directors, officers and employees of the
                                                                  Manager and such affiliates.
-------------------------------------------------------------------------------------------------------------------------------
Other Activities                                                  Other Activities

All Portfolios                                                    Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Manager who may
Nothing in this Agreement will in any way limit or restrict       also be a Trustee, officer, or employee of the Trust or any
the Manager or any of its officers, directors, or employees       Fund, to engage in any other business or to devote his time
from buying, selling or trading in any securities for its or      and attention in part to the management or other aspects of
their own accounts or other accounts. The Manager may             any other business, whether of a similar nature or a dissimilar
act as an investment adviser to any other person, firm or         nature, nor to limit or restrict the right of the Manager to
corporation, and may perform management and any other             engage in any other business or to render services of any
services for any other person, association, corporation,          kind, including investment advisory and management
firm or other entity pursuant to any contract or otherwise,       services, to any other fund, firm, individual or association.
and take any action or do any thing in connection
therewith or related thereto; and no such performance of
management or other services or taking of any such action
or doing of any such thing shall be in any manner
restricted or otherwise affected by any aspect of any
relationship of the Manager to or with the Trust or deemed
to violate or give rise to any duty or obligation of the
Manager to the Trust except as otherwise imposed by law.
-------------------------------------------------------------------------------------------------------------------------------
Allocation of Investment Opportunities                            Allocation of Investment Opportunities

All Portfolios                                                    If the purchase or sale of securities or other investments consistent with the investment policies of any Fund or
On occasions when the Manager deems the purchase or               one or more other accounts of the Manager is considered
sale of a security to be in the best interest of the Trust        at or about the same time, transactions in such securities
as well as other clients, the Manager may, to the extent          or other investments will be allocated among the accounts
permitted by applicable laws and regulations, aggregate           in a manner deemed equitable by the Manager. Such
the securities to be sold or purchased in order to obtain         transactions may be combined, in accordance with
the best execution and lower brokerage commissions, if            applicable laws and regulations, and consistent with the
any. In such event, allocation of the securities so
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
Current Management Agreements                                Amended and Restated Management Agreement
-------------------------------------------------------------------------------------------------------------------------------
purchased or sold, as well as the expenses incurred in the   Manager's policies and procedures as presented to the
transaction, will be made by the Manager in the manner it    Board from time to time.
considers to be the most equitable and consistent with its
fiduciary obligations to the Trust and to such clients.
-------------------------------------------------------------------------------------------------------------------------------
Specific Defined Terms                                       Specific Defined Terms

All Portfolios                                               For the purposes of this Agreement, a Fund's "net assets"
                                                             shall be determined as provided in the Fund's then-current
Not specifically addressed.                                  Prospectus and Statement of Additional Information and
                                                             the terms "assignment," "interested person," and "majority of the outstanding voting securities" shall have the
                                                             meanings given to them by Section 2(a) of the 1940 Act,
                                                             and references to the "1940 Act" shall include any rule,
                                                             regulation or applicable exemptive order of the Securities and Exchange Commission (the "Commission") thereunder
                                                             and interpretive guidance with respect to the 1940 Act by
                                                             the Commission or its staff.
-------------------------------------------------------------------------------------------------------------------------------
Term                                                         Term

All Portfolios                                               This Agreement will become effective with respect to each
                                                             Fund on the date first above written or such later date set
This Agreement shall become effective on the date hereof     forth opposite the Fund's name on Appendix A annexed
and shall remain in force until [      ] and from year to    hereto, provided that it shall have been approved by the
year thereafter, but only so long as its continuance is      Trust's Board and by the shareholders of the Fund in
approved in accordance with the requirements of the 1940     accordance with the requirements of the 1940 Act and,
Act or an exemption therefrom, subject to the right of the   unless sooner terminated as provided herein, will continue
Trust and the Manager to terminate this contract as          in effect for each Fund designated on Appendix A on the
provided in Section 17 hereof.                               date hereof until December 31, 2009, and for each Fund
                                                             added to Appendix A hereafter, until the date specified in
                                                             Appendix A. Thereafter, if not terminated, this Agreement
                                                             shall continue in effect with respect to each Fund, so long as such continuance is specifically approved at least
                                                             annually (i) by the Board or (ii) by a vote of a majority of the outstanding voting securities of the Fund, provided that in either event the continuance is also approved by a
                                                             majority of the Trustees who are not interested persons of any party to this Agreement, by vote cast in person at a
                                                             meeting called for the purpose of voting on such approval.
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
Current Management Agreements                                  Amended and Restated Management Agreement
-------------------------------------------------------------------------------------------------------------------------------
Termination                                                    Termination

All Portfolios                                                 This Agreement is terminable with respect to any Fund
                                                               without penalty by the Board or by vote of a majority
Either party hereto may, without penalty, terminate this       of the outstanding voting securities of the Fund, in each
Agreement by vote of its Board of Trustees or Directors, as    case on not more than 60 days' nor less than 30 days'
the case may be, or by vote of a "majority of the              written notice to the Manager, or by the Manager upon
outstanding voting securities" (as defined in the 1940 Act)    not less than 60 days' written notice to the Trust, and
of the Trust or the Manager, as the case may be, and the       will be terminated upon the mutual written consent of
giving of sixty days' written notice to the other party.       the Manager and the Trust. This Agreement shall terminate
This Agreement shall automatically terminate in the event      automatically in the event of its assignment.
of its assignment. For purposes of this Agreement, the         This Agreement may be terminated with respect to one or
term "assignment" shall have the meaning given it by           more Funds without affecting the validity of this Agreement
Section 2(a)(4) of the 1940 Act.                               with respect to any other Fund designated on Appendix A.
-------------------------------------------------------------------------------------------------------------------------------
Limitation of Recourse                                         Limitation of Recourse

All Portfolios                                                 The Manager agrees that for services rendered to each
                                                               Fund, or for any claim by it in connection with services
Not specifically addressed.                                    rendered to the Fund, it shall look only to assets of the
                                                               Fund for satisfaction and that it shall have no claim against the assets of any other portfolios of the Trust. The
                                                               undersigned officer of the Trust has executed this
                                                               Agreement not individually, but as an officer under the
                                                               Trust's Declaration of Trust and the obligations of this
                                                               Agreement are not binding upon any of the Trustees,
                                                               officers or shareholders of the Trust individually.
-------------------------------------------------------------------------------------------------------------------------------
Amendments; Severability                                       Amendments; Severability

All Portfolios                                                 No provision of this Agreement may be changed, waived,
                                                               discharged or terminated orally, but only by an instrument
This Agreement states the entire agreement of the parties      in writing signed by the party against which enforcement
hereto, and is intended to be the complete and exclusive       of the change, waiver, discharge or termination is sought,
statement of the terms hereof. It may not be added to          and no material amendment of the Agreement with respect
or changed orally and may not be modified or rescinded         to any Fund shall be effective until approved, if so required
except by a writing signed by the parties hereto and in        by the 1940 Act, by vote of the holders of a majority of
accordance with the 1940 Act, when applicable.                 that Fund's outstanding voting securities.
Any term or provision of this Agreement which is invalid       This Agreement embodies the entire agreement and
or unenforceable in any jurisdiction shall, as to such         understanding between the parties hereto and supersedes
jurisdiction, be ineffective to the extent of such invalidity  all prior agreements and understandings relating to the
or unenforceability without rendering invalid or               subject matter hereof. Should any part of this Agreement
unenforceable the remaining terms or provisions of this        be held or made invalid by a court decision, statute, rule
Agreement or affecting the validity or enforceability of any   or otherwise, the remainder of this Agreement shall not be
of the terms or provisions of this agreement in any other      affected thereby. This Agreement shall be binding on and
jurisdiction.                                                  shall inure to the benefit of the parties hereto and their respective successors.
-------------------------------------------------------------------------------------------------------------------------------
Governing Law                                                  Governing Law
All Portfolios                                                 This Agreement shall be construed and the provisions
                                                               hereof interpreted under and in accordance with the laws
This Agreement and all performance hereunder shall be          of The Commonwealth of Massachusetts.
governed by and construed in accordance with the laws of
The Commonwealth of Massachusetts.
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
Current Management Agreements                                 Amended and Restated Management Agreement
-------------------------------------------------------------------------------------------------------------------------------
Amendment and Restatement                                     Amendment and Restatement

All Portfolios                                                This Agreement amends and restates in its entirety the
                                                              [management agreements].
Not applicable.
-------------------------------------------------------------------------------------------------------------------------------
Use of "Pioneer" Name                                         Use of "Pioneer" Name
All Portfolios                                                The Trust agrees that in the event that none of the
                                                              Manager or any of its affiliates acts as an investment
The Trust agrees that in the event that neither the Manager   adviser to a Fund, the name of the Fund will be changed
nor any of its affiliates acts as an investment adviser to    to one that does not contain the name "Pioneer" or
the Trust, the name of the Trust will be changed to one       otherwise suggest an affiliation with the Manager.
that does not contain the name "Pioneer" or otherwise
suggest an affiliation with the Manager.
-------------------------------------------------------------------------------------------------------------------------------
Manager as Independent Contractor                             Manager as Independent Contractor

All Portfolios                                                Not specifically addressed.

The Manager is an independent contractor and not an
employee of the Trust for any purpose. If any occasion
should arise in which the Manager gives any advice to its
clients concerning the shares of the Trust, the Manager
will act solely as investment counsel for such clients and
not in any way on behalf of the Trust.
-------------------------------------------------------------------------------------------------------------------------------
Counterparts                                                  Counterparts

All Portfolios                                                This Agreement may be executed in one or more
                                                              counterparts, each of which shall be deemed an original,
This Agreement may be executed simultaneously in two or       but all of which together shall constitute one and the same
more counterparts, each of which shall be deemed an           instrument.
original, but all of which together shall constitute one and the same instrument.
-------------------------------------------------------------------------------------------------------------------------------

SECTION 14

FORM OF AMENDED AND RESTATED MANAGEMENT AGREEMENT


                   AMENDED AND RESTATED MANAGEMENT AGREEMENT

     This AMENDED AND RESTATED MANAGEMENT AGREEMENT ("Agreement") is made this
   day of         , 2008, by and between [name of trust] (the "Trust"), a
[Delaware statutory] [Massachusetts business] trust, and Pioneer Investment Management, Inc., a Delaware corporation (the "Manager").

     WHEREAS, the Trust is registered as a management investment company under the Investment Company Act of 1940, as amended (the "1940 Act");

     WHEREAS, the Manager is engaged primarily in rendering investment advisory and management services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended;

     WHEREAS, the Trust wishes to retain the Manager to provide investment advisory and management services to the Trust with respect to the series of the Trust designated in Appendix A annexed hereto (the "Funds"); and

     WHEREAS, the Manager is willing to furnish such services on the terms and conditions hereinafter set forth;

     NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed as follows:

     1. The Trust hereby appoints the Manager to act as investment adviser of each Fund for the period and on the terms set forth in this Agreement. The Manager accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

     2. (a) Subject to the supervision of the Trust's Board of Trustees (the "Board"), the Manager shall regularly provide each Fund with investment research, advice, management and supervision and shall furnish a continuous investment program for the Fund's portfolio of securities and other investments consistent with the Fund's investment objectives, policies and restrictions, as stated in the Fund's current Prospectus and Statement of Additional Information. The Manager shall determine from time to time what securities and other investments (including, without limitation, repurchase agreements, swap agreements, options, futures and other instruments) will be purchased, retained, sold or exchanged by each Fund and what portion of the assets of the Fund's portfolio will be held in the various securities and other investments in which the Fund invests, and what portion will be held uninvested in cash, and shall implement those decisions (including the execution of investment documentation), all subject to the provisions of the Trust's Declaration of Trust and By-Laws (collectively, the "Governing Documents") and the 1940 Act, as well as the investment objectives, policies and restrictions of the Fund referred to above, and any other specific policies adopted by the Board and disclosed to the Manager. The Manager is authorized as the agent of the Trust to give instructions to the custodian of each Fund as to deliveries of securities and other investments and payments of cash for the account of the Fund. Subject to applicable provisions of the 1940 Act and direction from the Board, the investment program to be provided hereunder may entail the investment of all or substantially all of the assets of any Fund in one or more investment companies. The Manager will place orders pursuant to its investment determinations for each Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. Except as described herein, the Manager shall seek overall the best execution available in the selection of brokers or dealers and the placing of orders for each Fund. In assessing the best execution available for any transaction, the Manager may consider factors it deems relevant, including the size and type of the transaction, the nature and character of the markets for the security to be purchased or sold, the execution capabilities and financial condition of the broker or dealer, and the reasonableness of the commission or dealer spread, if any (whether for a specific transaction or on a continuing basis). In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) to the Fund and/or the other accounts over which the Manager or its affiliates exercise investment discretion. The Manager is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Manager determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or in terms of all of the accounts over which the Manager or its affiliates exercise investment discretion. The Manager shall also provide advice and recommendations with respect to other aspects of the business and affairs of each Fund, shall exercise voting rights, rights to consent to corporate action and any other rights pertaining to the Fund's portfolio securities subject to such direction as the Board may provide, and shall perform such other functions of investment management and supervision as may be directed by the Board. Notwithstanding the foregoing, the Manager shall not be deemed to have assumed any duties with respect to, and shall not be responsible for, the distribution of the shares of any Fund, nor shall the Manager be deemed to have assumed or have any responsibility with respect to functions specifically assumed by any administrator, transfer agent, fund accounting agent, custodian, shareholder servicing agent or other agent, in each case employed by the Trust or a Fund to perform such functions. The Manager may execute on behalf of each Fund certain agreements, instruments and documents in connection with the services performed by it under this Agreement. These may include, without limitation, brokerage agreements, clearing agreements, account documentation, futures and options agreements, swap agreements, other investment related agreements, and any other agreements, documents or instruments the Manager believes are appropriate or desirable in performing its duties under this Agreement.

       (b) Each Fund hereby authorizes any entity or person associated with the Manager which is a member of a national securities exchange to effect any transaction on the exchange for the account of the Fund which is permitted by
Section 11(a) of the Exchange Act and Rule 11a2-2(T) thereunder, and each Fund hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv).

     3. Subject to the Board's approval, the Manager or any Fund may enter into contracts with one or more investment subadvisers, including without limitation, affiliates of the Manager, in which the Manager delegates to such investment subadvisers any or all its duties specified hereunder, on such terms as the Manager determines to be necessary, desirable or appropriate, provided that in each case such contracts are entered into in accordance with and meet all applicable requirements of the 1940 Act. The Trust agrees that the Manager shall not be accountable to the Trust or any Fund or any Fund's shareholders for any loss or other liability relating to specific investments selected by any such subadviser.

     4. The Trust shall at all times keep the Manager fully informed with regard to the securities and other investments owned by each Fund, its funds available, or to become available, for investment, and generally as to the condition of its affairs. The Trust shall furnish the Manager with such other documents and information with regard to its affairs as the Manager may from time to time reasonably request. The Manager shall supply the Board and officers of the Trust with such information and reports reasonably required by them and reasonably available to the Manager.

     5. (a) Unless maintained by another party on the Fund's behalf, the Manager shall maintain the books and records with respect to each Fund's securities and other transactions and keep the Fund's books of account in accordance with all applicable federal and state laws and regulations. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Manager hereby agrees that any records that it maintains for each Fund are the property of the Fund, and further agrees to surrender promptly to the Fund any of such records upon the Fund's request. The Manager further agrees to arrange for the preservation of the records required to be maintained by Rule 31a-1 under the 1940 Act for the periods prescribed by Rule 31a-2 under the 1940 Act.

       (b) The Manager shall furnish, at its expense, all necessary services, facilities, equipment and personnel for performing the Manager's services under this Agreement. Other than as herein specifically indicated, the Manager shall not be responsible for the Trust's or any Fund's ordinary and extraordinary expenses, and the Trust or a Fund shall pay the Trust's or the Fund's ordinary and extraordinary expenses. The Manager may agree to provide to the Funds services other than the services that are provided under this Agreement, on such terms as the Manager and the Trust may agree from time to time, and nothing herein shall preclude payment by the Trust or a Fund of compensation to the Manager for any such services rendered pursuant to a written agreement or agreements approved by the Board.

     6. From time to time, the Manager shall authorize and permit certain of its directors, officers and employees, who may be elected as Board members or officers of the Trust, to serve in the capacities in which they are elected. The Manager will pay directly or reimburse the Trust for the compensation (if any) of the Trustees who are affiliated persons of the Manager and all officers of the Trust as such, except as the Board may decide.

     7. As compensation for the services performed and the facilities furnished and expenses assumed by the Manager, each Fund shall pay the Manager, as promptly as possible after the last day of each month, a fee, computed daily at an annual rate set forth opposite the Fund's name on Appendix A annexed hereto, based on the Fund's average daily net assets or otherwise as set forth on Appendix A. If this Agreement is terminated with respect to any Fund as of any date not the last day of a month, the fee payable by the Fund shall be paid as promptly as possible after such date of termination and shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect with respect to the Fund subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in the month.

     8. The Manager assumes no responsibility under this Agreement other than to render the services called for hereunder, in good faith, and shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities or other transactions for any Fund, provided that nothing in this Agreement shall protect the Manager against any liability to a Fund to which the Manager would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder. As used in this paragraph 8, the term "Manager" shall include any affiliates of the Manager performing services for the Trust or any Fund pursuant to this Agreement and the partners, shareholders, directors, officers and employees of the Manager and such affiliates.

     9. Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Manager who may also be a Trustee, officer, or employee of the Trust or any Fund, to engage in any other business or to devote his time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, nor to limit or restrict the right of the Manager to engage in any other business or to render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association. If the purchase or sale of securities or other investments consistent with the investment policies of any Fund or one or more other accounts of the Manager is considered at or about the same time, transactions in such securities or other investments will be allocated among the accounts in a manner deemed equitable by the Manager. Such transactions may be combined, in accordance with applicable laws and regulations, and consistent with the Manager's policies and procedures as presented to the Board from time to time.

     10. For the purposes of this Agreement, a Fund's "net assets" shall be determined as provided in the Fund's then-current Prospectus and Statement of Additional Information and the terms "assignment," "interested person," and "majority of the outstanding voting securities" shall have the meanings given to them by Section 2(a) of the 1940 Act, and references to the "1940 Act" shall include any rule, regulation or applicable exemptive order of the Securities and Exchange Commission (the "Commission") thereunder and interpretive guidance with respect to the 1940 Act by the Commission or its staff.

     11. This Agreement will become effective with respect to each Fund on the date first above written or such later date set forth opposite the Fund's name on Appendix A annexed hereto, provided that it shall have been approved by the Trust's Board and by the shareholders of the Fund in accordance with the requirements of the 1940 Act and, unless sooner terminated as provided herein, will continue in effect for each Fund designated on Appendix A on the date hereof until December 31, 2009, and for each Fund added to Appendix A hereafter, until the date specified in Appendix A. Thereafter, if not terminated, this Agreement shall continue in effect with respect to each Fund, so long as such continuance is specifically approved at least annually (i) by the Board or (ii) by a vote of a majority of the outstanding voting securities of the Fund, provided that in either event the continuance is also approved by a majority of the Trustees who are not interested persons of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.

     12. This Agreement is terminable with respect to any Fund without penalty by the Board or by vote of a majority of the outstanding voting securities of the Fund, in each case on not more than 60 days' nor less than 30 days' written notice to the Manager, or by the Manager upon not less than 60 days' written notice to the Trust, and will be terminated upon the mutual written consent of the Manager and the Trust. This Agreement shall terminate automatically in the event of its assignment. This Agreement may be terminated with respect to one or more Funds without affecting the validity of this Agreement with respect to any other Fund designated on Appendix A.

     13. The Manager agrees that for services rendered to each Fund, or for any claim by it in connection with services rendered to the Fund, it shall look only to assets of the Fund for satisfaction and that it shall have no claim against the assets of any other portfolios of the Trust. The undersigned officer of the Trust has executed this Agreement not individually, but as an officer under the Trust's Declaration of Trust and the obligations of this Agreement are not binding upon any of the Trustees, officers or shareholders of the Trust individually.

     14. The Trust agrees that in the event that none of the Manager or any of its affiliates acts as an investment adviser to a Fund, the name of the Fund will be changed to one that does not contain the name "Pioneer" or otherwise suggest an affiliation with the Manager.

     15. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no material amendment of the Agreement with respect to any Fund shall be effective until approved, if so required by the 1940 Act, by vote of the holders of a majority of that Fund's outstanding voting securities.

     16. This Agreement embodies the entire agreement and understanding between the parties hereto and supersedes all prior agreements and understandings relating to the subject matter hereof. Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their respective successors.

     17. This Agreement shall be construed and the provisions hereof interpreted under and in accordance with the laws of The Commonwealth of Massachusetts.

     18. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     19 This Agreement amends and restates in its entirety the [management agreements].

                           [signature page to follow]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers thereunto duly authorized.


                                        [NAME OF TRUST]



                                        By: -----------------------------------

                                        Name:
                                        Title:


                                        PIONEER INVESTMENT MANAGEMENT, INC.



                                        By: -----------------------------------

                                        Name:
                                        Title:

                                   Appendix A



Fund                     Effective Date/Initial Term Date                  Fee
------                  ----------------------------------                 ----

SECTION 15

NOMINATING COMMITTEE CHARTER


                                 PIONEER FUNDS

                         NOMINATING COMMITTEE CHARTER

     Function The key function of the Nominating Committee of the Boards of Trustees of the Pioneer Funds (the "Funds") is to screen potential candidates for Independent Trustees. In performing such function, the Nominating Committee will:

     o Periodically review the requisite skills and criteria for Independent Trustees.

     o Periodically review the requisite skills and criteria for the re-nomination of a person currently serving as an Independent Trustee.

     o Review the qualifications of any person nominated to serve on the Board by a shareholder or recommended by any Trustee, management or another person and to make a recommendation as to the qualifications of such nominated or recommended person to the Independent Trustees and the Board; and

     o Periodically review and revise as it deems appropriate procedures regarding Trustee candidates recommended by shareholders.

     With respect to a vacancy on the Board, the Committee shall use the criteria and the principles set forth on Annex A, as revised from time to time, to guide its selection process. These criteria shall be applied when considering a recommendation as to a vacancy whether the person has been recommended by a shareholder, Trustee, management or otherwise.

     With respect to the re-nomination of an existing Independent Trustee, the Committee and the Independent Trustees Committee shall use the criteria and the principles set forth on Annex A, as revised from time to time, to guide its selection process.

     The Nominating Committee performs these functions to assist the Board and the Independent Trustees in carrying out their fiduciary responsibilities and the requirements of the Investment Company Act of 1940 and the rules thereunder with respect to the nomination of members of the Board. The primary function of the Committee is to act as a consultative body to the Independent Trustees Committee, which shall be responsible for determining whether to recommend the nomination of any person to serve as Independent Trustee to the Board. Nomination of any person to serve on the Board as an Independent Trustee shall initially be acted upon by the Independent Trustees and then the entire Board. Nominations of persons to serve as Trustees who are not Independent Trustees shall be made by the Board.

     Governance The Committee shall be comprised of three Trustees who shall be nominated and elected by the Board. Each member of the Committee must be independent under the New York Stock Exchange's Revised Listing Rules and must not be interested persons, as defined in the Investment Company Act of 1940, as amended, of Pioneer Investment Management, Inc. Members of the Committee shall elect from among themselves a Chairperson, who shall preside over meetings of the Committee. Replacements for vacancies, occurring from time to time, shall be nominated and elected by the remaining Trustees of the Funds.

     The Committee shall meet with such frequency as the members of the Committee shall determine to be appropriate. Meetings of the Nominating Committee shall be open to all Independent Trustees; however, no member of the Board other than a member of the Committee shall have the right to vote on any matter brought before the Committee. All actions by the Committee shall be taken by a majority of the total number of members of the Committee, regardless of the number of members of the Committee actually present at such meeting. Any action permitted to be taken by the Committee may be taken by written action signed by at least a majority of the members of the Committee.

     The Committee shall have the authority to retain and terminate any search firm to be used to identify or investigate the qualifications of Trustee nominees, including authority to approve the search firm's fees and other retention terms. The Committee is empowered, without further action by the Board, to cause the Funds to pay the compensation of any search firm engaged by the Committee.

     The Committee shall, from time to time as it deems appropriate, review and reassess the adequacy of this Charter, including Annex A, and recommend any proposed changes to the Board for approval.

     Approval of Charter This Charter and any amendments are subject to approval by the Board.

Annex A -- General Criteria

1. Nominees should have a reputation for integrity, honesty and adherence to high ethical standards.

2. Nominees should have demonstrated business acumen and ability to exercise sound judgments in matters that relate to the current and long-term objectives of the Fund(s) and should be willing and able to contribute positively to the decision-making process of the Fund(s).

3. Nominees should have a commitment and ability to devote the necessary time and energy to be an effective trustee, to understand the Fund(s) and the responsibilities of a trustee of an investment company. The nominee should have the expectation to attend and participate in all meetings of the Board and its committees.

4. Nominees should have the ability to understand the sometimes conflicting interests of the various constituencies of the Fund, including shareholders and the management company, and to act in the interests of all shareholders.

5. Nominees should not have, nor appear to have, a conflict of interest that would impair the nominee's ability to represent the interests of all the shareholders and to fulfill the responsibilities of a trustee.


6. Nominees shall not be discriminated against on the basis of race, religion, national origin, sex, sexual orientation, disability or any other basis proscribed by law. The value of diversity on the Board should be considered.

[LOGO] PIONEER                                                VOTING INSTRUCTION
       Investments(R)

                        PIONEER VARIABLE CONTRACTS TRUST
       PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD MAY 13, 2008
  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARDS OF TRUSTEES OF THE PORTFOLIOS

[Insurance Company Name Drop-In]
The undersigned revoking all voting instructions heretofore given with respect to shares to be voted at the Special Meeting of Shareholders of the below listed Portfolio(s) to be held at the offices of Bingham McCutchen LLP, 150 Federal Street, Boston, Massachusetts 02110, on May 13, 2008, at 2:00 p.m. (Eastern time), hereby instructs all shares deemed attributable to the undersigned's contract or policy with the issuing insurance company named above to be voted as indicated on the Voting Instruction Card at the Special Meeting and at any adjournment or postponement thereof. The issuing insurance company named above and any proxies appointed by it are authorized in their discretion to transact such other business as may properly come before the Special Meeting or any adjournment thereof.

                    VOTE VIA THE INTERNET:  www.proxy-direct.com
                    VOTE VIA THE TELEPHONE:  1-866-235-4258

                    ----------------------- ---------------------------

                    Note: Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.

                    ------------------------------------------------------------
                    Signature(s)

                    ------------------------------------------------------------
                    Signature(s)

                    ------------------------------------------------------------
                    Date                                        VCT_18637_031408




FUND                        FUND                        FUND
----                        -----                       ----
Fundname Drop-In 1          Fundname Drop-In 2          Fundname Drop-In 3
Fundname Drop-In 4          Fundname Drop-In 5          Fundname Drop-In 6
Fundname Drop-In 7          Fundname Drop-In 8          Fundname Drop-In 9


THE BOARD RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK.  Example: [X]

--------------------------------------------------------------------------------
[ ] To vote FOR all Proposals for all Portfolios mark this box. No other vote is necessary.
--------------------------------------------------------------------------------

1.   To elect Trustees:
       01. John F. Cogan, Jr.     02. Daniel K. Kingsbury    03. David R. Bock         04. Mary K. Bush    05. Benjamin M. Friedman
       06. Margaret B.W. Graham   07. Thomas J. Perna        08. Marguerite A. Piret   09. John Winthrop

To withhold your vote for any individual nominee(s), mark the "For All Except" box and write the number(s) of the applicable nominee(s) on the line provided.

                     FOR    WITHHOLD    FOR ALL                                         FOR    WITHHOLD    FOR ALL
                     ALL      ALL       EXCEPT                                          ALL      ALL       EXCEPT
Fundname Drop-In 1   [ ]      [ ]         [ ] __________________   Fundname Drop-In 2   [ ]      [ ]         [ ] __________________
Fundname Drop-In 3   [ ]      [ ]         [ ] __________________   Fundname Drop-In 4   [ ]      [ ]         [ ] __________________
Fundname Drop-In 5   [ ]      [ ]         [ ] __________________   Fundname Drop-In 6   [ ]      [ ]         [ ] __________________
Fundname Drop-In 7   [ ]      [ ]         [ ] __________________   Fundname Drop-In 8   [ ]      [ ]         [ ] __________________
Fundname Drop-In 9   [ ]      [ ]         [ ] __________________

2.   To approve an amendment to the Declaration of Trust.

                    FOR   AGAINST   ABSTAIN                     FOR   AGAINST   ABSTAIN                      FOR   AGAINST   ABSTAIN
Fundname Drop-In 1  [ ]     [ ]       [ ]   Fundname Drop-In 2  [ ]     [ ]       [ ]    Fundname Drop-In 3  [ ]     [ ]       [ ]
Fundname Drop-In 4  [ ]     [ ]       [ ]   Fundname Drop-In 5  [ ]     [ ]       [ ]    Fundname Drop-In 6  [ ]     [ ]       [ ]
Fundname Drop-In 7  [ ]     [ ]       [ ]   Fundname Drop-In 8  [ ]     [ ]       [ ]    Fundname Drop-In 9  [ ]     [ ]       [ ]

3. To approve changes to the fundamental investment policies of your Portfolio(s) relating to:
3-A Borrowing.

                    FOR   AGAINST   ABSTAIN                     FOR   AGAINST   ABSTAIN                      FOR   AGAINST   ABSTAIN
Fundname Drop-In 1  [ ]     [ ]       [ ]   Fundname Drop-In 2  [ ]     [ ]       [ ]   Fundname Drop-In 3   [ ]     [ ]       [ ]
Fundname Drop-In 4  [ ]     [ ]       [ ]   Fundname Drop-In 5  [ ]     [ ]       [ ]   Fundname Drop-In 6   [ ]     [ ]       [ ]
Fundname Drop-In 7  [ ]     [ ]       [ ]   Fundname Drop-In 8  [ ]     [ ]       [ ]   Fundname Drop-In 9   [ ]     [ ]       [ ]

3-B  Underwriting.

                    FOR   AGAINST   ABSTAIN                     FOR   AGAINST   ABSTAIN                      FOR   AGAINST   ABSTAIN
Fundname Drop-In 1  [ ]     [ ]       [ ]   Fundname Drop-In 2  [ ]     [ ]       [ ]   Fundname Drop-In 3   [ ]     [ ]       [ ]
Fundname Drop-In 4  [ ]     [ ]       [ ]   Fundname Drop-In 5  [ ]     [ ]       [ ]   Fundname Drop-In 6   [ ]     [ ]       [ ]
Fundname Drop-In 7  [ ]     [ ]       [ ]   Fundname Drop-In 8  [ ]     [ ]       [ ]   Fundname Drop-In 9   [ ]     [ ]       [ ]

3-C  Lending.

                    FOR   AGAINST   ABSTAIN                     FOR   AGAINST   ABSTAIN                      FOR   AGAINST   ABSTAIN
Fundname Drop-In 1  [ ]     [ ]       [ ]   Fundname Drop-In 2  [ ]     [ ]       [ ]   Fundname Drop-In 3   [ ]     [ ]       [ ]
Fundname Drop-In 4  [ ]     [ ]       [ ]   Fundname Drop-In 5  [ ]     [ ]       [ ]   Fundname Drop-In 6   [ ]     [ ]       [ ]
Fundname Drop-In 7  [ ]     [ ]       [ ]   Fundname Drop-In 8  [ ]     [ ]       [ ]   Fundname Drop-In 9   [ ]     [ ]       [ ]

3-D  Senior Securities.

                    FOR   AGAINST   ABSTAIN                     FOR   AGAINST   ABSTAIN                      FOR   AGAINST   ABSTAIN
Fundname Drop-In 1  [ ]     [ ]       [ ]   Fundname Drop-In 2  [ ]     [ ]       [ ]   Fundname Drop-In 3   [ ]     [ ]       [ ]
Fundname Drop-In 4  [ ]     [ ]       [ ]   Fundname Drop-In 5  [ ]     [ ]       [ ]   Fundname Drop-In 6   [ ]     [ ]       [ ]
Fundname Drop-In 7  [ ]     [ ]       [ ]   Fundname Drop-In 8  [ ]     [ ]       [ ]   Fundname Drop-In 9   [ ]     [ ]       [ ]

3-E  Real Estate.

                    FOR   AGAINST   ABSTAIN                     FOR   AGAINST   ABSTAIN                      FOR   AGAINST   ABSTAIN
Fundname Drop-In 1  [ ]     [ ]       [ ]   Fundname Drop-In 2  [ ]     [ ]       [ ]   Fundname Drop-In 3   [ ]     [ ]       [ ]
Fundname Drop-In 4  [ ]     [ ]       [ ]   Fundname Drop-In 5  [ ]     [ ]       [ ]   Fundname Drop-In 6   [ ]     [ ]       [ ]
Fundname Drop-In 7  [ ]     [ ]       [ ]   Fundname Drop-In 8  [ ]     [ ]       [ ]   Fundname Drop-In 9   [ ]     [ ]       [ ]

3-F  Commodities.

                    FOR   AGAINST   ABSTAIN                     FOR   AGAINST   ABSTAIN                      FOR   AGAINST   ABSTAIN
Fundname Drop-In 1  [ ]     [ ]       [ ]   Fundname Drop-In 2  [ ]     [ ]       [ ]   Fundname Drop-In 3   [ ]     [ ]       [ ]
Fundname Drop-In 4  [ ]     [ ]       [ ]   Fundname Drop-In 5  [ ]     [ ]       [ ]   Fundname Drop-In 6   [ ]     [ ]       [ ]
Fundname Drop-In 7  [ ]     [ ]       [ ]   Fundname Drop-In 8  [ ]     [ ]       [ ]   Fundname Drop-In 9   [ ]     [ ]       [ ]

3-G  Concentration.

                    FOR   AGAINST   ABSTAIN                     FOR   AGAINST   ABSTAIN                      FOR   AGAINST   ABSTAIN
Fundname Drop-In 1  [ ]     [ ]       [ ]   Fundname Drop-In 2  [ ]     [ ]       [ ]   Fundname Drop-In 3   [ ]     [ ]       [ ]
Fundname Drop-In 4  [ ]     [ ]       [ ]   Fundname Drop-In 5  [ ]     [ ]       [ ]   Fundname Drop-In 6   [ ]     [ ]       [ ]
Fundname Drop-In 7  [ ]     [ ]       [ ]   Fundname Drop-In 8  [ ]     [ ]       [ ]   Fundname Drop-In 9   [ ]     [ ]       [ ]

3-H  Diversification.

                    FOR   AGAINST   ABSTAIN                     FOR   AGAINST   ABSTAIN                      FOR   AGAINST   ABSTAIN
Fundname Drop-In 1  [ ]     [ ]       [ ]   Fundname Drop-In 2  [ ]     [ ]       [ ]   Fundname Drop-In 3   [ ]     [ ]       [ ]
Fundname Drop-In 4  [ ]     [ ]       [ ]   Fundname Drop-In 5  [ ]     [ ]       [ ]

3-I  Illiquid Securities.
                    FOR   AGAINST   ABSTAIN
Fundname Drop-In 1  [ ]     [ ]       [ ]

3-J  Purchasing Securities on Margin.
                    FOR   AGAINST   ABSTAIN
Fundname Drop-In 1  [ ]     [ ]       [ ]

3-K  Short Sales.
                    FOR   AGAINST   ABSTAIN
Fundname Drop-In 1  [ ]     [ ]       [ ]

3-L  Investments in Other Investment Companies.
                    FOR   AGAINST   ABSTAIN
Fundname Drop-In 1  [ ]     [ ]       [ ]

3-M  Pledging or Guaranteeing Assets.

                    FOR   AGAINST   ABSTAIN                     FOR   AGAINST   ABSTAIN                      FOR   AGAINST   ABSTAIN
Fundname Drop-In 1  [ ]     [ ]       [ ]   Fundname Drop-In 2  [ ]     [ ]       [ ]   Fundname Drop-In 3   [ ]     [ ]       [ ]
Fundname Drop-In 4  [ ]     [ ]       [ ]   Fundname Drop-In 5  [ ]     [ ]       [ ]

3-N  Investments Made for the Purpose of Exercising Control or Management of Issuers.
                    FOR   AGAINST   ABSTAIN
Fundname Drop-In 1  [ ]     [ ]       [ ]

3-O  Investments in Affiliates.
                    FOR   AGAINST   ABSTAIN
Fundname Drop-In 1  [ ]     [ ]       [ ]

4.   To approve an Amended and Restated Management Agreement with Pioneer Investment Management, Inc.

                    FOR   AGAINST   ABSTAIN                     FOR   AGAINST   ABSTAIN                      FOR   AGAINST   ABSTAIN
Fundname Drop-In 1  [ ]     [ ]       [ ]   Fundname Drop-In 2  [ ]     [ ]       [ ]   Fundname Drop-In 3   [ ]     [ ]       [ ]
Fundname Drop-In 4  [ ]     [ ]       [ ]   Fundname Drop-In 5  [ ]     [ ]       [ ]   Fundname Drop-In 6   [ ]     [ ]       [ ]
Fundname Drop-In 7  [ ]     [ ]       [ ]   Fundname Drop-In 8  [ ]     [ ]       [ ]   Fundname Drop-In 9   [ ]     [ ]       [ ]

5.   To approve a Policy Allowing the Appointment of Unaffiliated Sub-Advisers and Amendments to Sub-Advisory Agreements without
     Shareholder Approval.

                    FOR   AGAINST   ABSTAIN                     FOR   AGAINST   ABSTAIN                      FOR   AGAINST   ABSTAIN
Fundname Drop-In 1  [ ]     [ ]       [ ]   Fundname Drop-In 2  [ ]     [ ]       [ ]   Fundname Drop-In 3   [ ]     [ ]       [ ]
Fundname Drop-In 4  [ ]     [ ]       [ ]   Fundname Drop-In 5  [ ]     [ ]       [ ]   Fundname Drop-In 6   [ ]     [ ]       [ ]
Fundname Drop-In 7  [ ]     [ ]       [ ]   Fundname Drop-In 8  [ ]     [ ]       [ ]   Fundname Drop-In 9   [ ]     [ ]       [ ]

6. To transact such other business as may properly come before the Special Meeting of each Portfolio.

 PLEASE VOTE, DATE AND SIGN THIS VOTING INSTRUCTION CARD AND RETURN IT PROMPTLY
                            IN THE ENCLOSED ENVELOPE
                                VCT_18637_031408

[LOGO] PIONEER                                                             PROXY
       Investments(R)

                        PIONEER VARIABLE CONTRACTS TRUST
       PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD MAY 13, 2008
  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARDS OF TRUSTEES OF THE PORTFOLIOS

The undersigned hereby appoint(s) John F. Cogan, Jr., Dorothy E. Bourassa and Christopher J. Kelley, or any of them, as Proxies of the undersigned with full power of substitution, to vote and act with respect to all interests in each of the Portfolios with respect to which the undersigned is entitled to vote at the Special Meeting of Shareholders of each such Portfolio to be held at the offices of Bingham McCutchen LLP, 150 Federal Street, Boston, Massachusetts 02110, on May 13, 2008, at 2:00 p.m. (Eastern time), and at any adjournments or postponements thereof.

The undersigned acknowledges receipt of the Notice of Special Meeting of Shareholders and of the accompanying Joint Proxy Statement, and revokes any proxy previously given with respect to such meeting.

This proxy will be voted as instructed. If no specification is made for a proposal, the proxy will be voted "FOR" the proposals. The Proxies are authorized in their discretion to vote upon such other matters as may come before the Meeting or any adjournments or postponements thereof.

                    VOTE VIA THE INTERNET:  www.proxy-direct.com
                    VOTE VIA THE TELEPHONE:  1-866-235-4258

                    ----------------------- ---------------------------

                    Note: Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.

                    ------------------------------------------------------------
                    Signature(s)

                    ------------------------------------------------------------
                    Signature(s)

                    ------------------------------------------------------------
                    Date                                      VCT_18637_031408PC




FUND                          FUND                          FUND
----                          -----                         ----
Fundname Drop-In 1            Fundname Drop-In 2            Fundname Drop-In 3
Fundname Drop-In 4            Fundname Drop-In 5            Fundname Drop-In 6
Fundname Drop-In 7            Fundname Drop-In 8            Fundname Drop-In 9


THE BOARD RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK.  Example: [X]

--------------------------------------------------------------------------------
[ ] To vote FOR all Proposals for all Portfolios mark this box. No other vote is necessary.
--------------------------------------------------------------------------------

1.   To elect Trustees:
       01. John F. Cogan, Jr.     02. Daniel K. Kingsbury    03. David R. Bock         04. Mary K. Bush    05. Benjamin M. Friedman
       06. Margaret B.W. Graham   07. Thomas J. Perna        08. Marguerite A. Piret   09. John Winthrop

To withhold your vote for any individual nominee(s), mark the "For All Except" box and write the number(s) of the applicable nominee(s) on the line provided.

                     FOR    WITHHOLD    FOR ALL                                         FOR    WITHHOLD    FOR ALL
                     ALL      ALL       EXCEPT                                          ALL      ALL       EXCEPT
Fundname Drop-In 1   [ ]      [ ]         [ ] __________________   Fundname Drop-In 2   [ ]      [ ]         [ ] __________________
Fundname Drop-In 3   [ ]      [ ]         [ ] __________________   Fundname Drop-In 4   [ ]      [ ]         [ ] __________________
Fundname Drop-In 5   [ ]      [ ]         [ ] __________________   Fundname Drop-In 6   [ ]      [ ]         [ ] __________________
Fundname Drop-In 7   [ ]      [ ]         [ ] __________________   Fundname Drop-In 8   [ ]      [ ]         [ ] __________________
Fundname Drop-In 9   [ ]      [ ]         [ ] __________________

2. To approve an amendment to the Declaration of Trust.

                    FOR   AGAINST   ABSTAIN                     FOR   AGAINST   ABSTAIN                      FOR   AGAINST   ABSTAIN
Fundname Drop-In 1  [ ]     [ ]       [ ]   Fundname Drop-In 2  [ ]     [ ]       [ ]   Fundname Drop-In 3   [ ]     [ ]       [ ]
Fundname Drop-In 4  [ ]     [ ]       [ ]   Fundname Drop-In 5  [ ]     [ ]       [ ]   Fundname Drop-In 6   [ ]     [ ]       [ ]
Fundname Drop-In 7  [ ]     [ ]       [ ]   Fundname Drop-In 8  [ ]     [ ]       [ ]   Fundname Drop-In 9   [ ]     [ ]       [ ]


3. To approve changes to the fundamental investment policies of your Portfolio(s) relating to:
3-A Borrowing.

                    FOR   AGAINST   ABSTAIN                     FOR   AGAINST   ABSTAIN                      FOR   AGAINST   ABSTAIN
Fundname Drop-In 1  [ ]     [ ]       [ ]   Fundname Drop-In 2  [ ]     [ ]       [ ]    Fundname Drop-In 3  [ ]     [ ]       [ ]
Fundname Drop-In 4  [ ]     [ ]       [ ]   Fundname Drop-In 5  [ ]     [ ]       [ ]    Fundname Drop-In 6  [ ]     [ ]       [ ]
Fundname Drop-In 7  [ ]     [ ]       [ ]   Fundname Drop-In 8  [ ]     [ ]       [ ]    Fundname Drop-In 9  [ ]     [ ]       [ ]

3-B  Underwriting.

                    FOR   AGAINST   ABSTAIN                     FOR   AGAINST   ABSTAIN                      FOR   AGAINST   ABSTAIN
Fundname Drop-In 1  [ ]     [ ]       [ ]   Fundname Drop-In 2  [ ]     [ ]       [ ]   Fundname Drop-In 3   [ ]     [ ]       [ ]
Fundname Drop-In 4  [ ]     [ ]       [ ]   Fundname Drop-In 5  [ ]     [ ]       [ ]   Fundname Drop-In 6   [ ]     [ ]       [ ]
Fundname Drop-In 7  [ ]     [ ]       [ ]   Fundname Drop-In 8  [ ]     [ ]       [ ]   Fundname Drop-In 9   [ ]     [ ]       [ ]

3-C  Lending.
                    FOR   AGAINST   ABSTAIN                     FOR   AGAINST   ABSTAIN                      FOR   AGAINST   ABSTAIN
Fundname Drop-In 1  [ ]     [ ]       [ ]   Fundname Drop-In 2  [ ]     [ ]       [ ]   Fundname Drop-In 3   [ ]     [ ]       [ ]
Fundname Drop-In 4  [ ]     [ ]       [ ]   Fundname Drop-In 5  [ ]     [ ]       [ ]   Fundname Drop-In 6   [ ]     [ ]       [ ]
Fundname Drop-In 7  [ ]     [ ]       [ ]   Fundname Drop-In 8  [ ]     [ ]       [ ]   Fundname Drop-In 9   [ ]     [ ]       [ ]

3-D  Senior Securities.
                    FOR   AGAINST   ABSTAIN                     FOR   AGAINST   ABSTAIN                      FOR   AGAINST   ABSTAIN
Fundname Drop-In 1  [ ]     [ ]       [ ]   Fundname Drop-In 2  [ ]     [ ]       [ ]   Fundname Drop-In 3   [ ]     [ ]       [ ]
Fundname Drop-In 4  [ ]     [ ]       [ ]   Fundname Drop-In 5  [ ]     [ ]       [ ]   Fundname Drop-In 6   [ ]     [ ]       [ ]
Fundname Drop-In 7  [ ]     [ ]       [ ]   Fundname Drop-In 8  [ ]     [ ]       [ ]   Fundname Drop-In 9   [ ]     [ ]       [ ]

3-E  Real Estate.
                    FOR   AGAINST   ABSTAIN                     FOR   AGAINST   ABSTAIN                      FOR   AGAINST   ABSTAIN
Fundname Drop-In 1  [ ]     [ ]       [ ]   Fundname Drop-In 2  [ ]     [ ]       [ ]   Fundname Drop-In 3   [ ]     [ ]       [ ]
Fundname Drop-In 4  [ ]     [ ]       [ ]   Fundname Drop-In 5  [ ]     [ ]       [ ]   Fundname Drop-In 6   [ ]     [ ]       [ ]
Fundname Drop-In 7  [ ]     [ ]       [ ]   Fundname Drop-In 8  [ ]     [ ]       [ ]   Fundname Drop-In 9   [ ]     [ ]       [ ]

3-F  Commodities.
                    FOR   AGAINST   ABSTAIN                     FOR   AGAINST   ABSTAIN                      FOR   AGAINST   ABSTAIN
Fundname Drop-In 1  [ ]     [ ]       [ ]   Fundname Drop-In 2  [ ]     [ ]       [ ]   Fundname Drop-In 3   [ ]     [ ]       [ ]
Fundname Drop-In 4  [ ]     [ ]       [ ]   Fundname Drop-In 5  [ ]     [ ]       [ ]   Fundname Drop-In 6   [ ]     [ ]       [ ]
Fundname Drop-In 7  [ ]     [ ]       [ ]   Fundname Drop-In 8  [ ]     [ ]       [ ]   Fundname Drop-In 9   [ ]     [ ]       [ ]

3-G  Concentration.
                    FOR   AGAINST   ABSTAIN                     FOR   AGAINST   ABSTAIN                      FOR   AGAINST   ABSTAIN
Fundname Drop-In 1  [ ]     [ ]       [ ]   Fundname Drop-In 2  [ ]     [ ]       [ ]   Fundname Drop-In 3   [ ]     [ ]       [ ]
Fundname Drop-In 4  [ ]     [ ]       [ ]   Fundname Drop-In 5  [ ]     [ ]       [ ]   Fundname Drop-In 6   [ ]     [ ]       [ ]
Fundname Drop-In 7  [ ]     [ ]       [ ]   Fundname Drop-In 8  [ ]     [ ]       [ ]   Fundname Drop-In 9   [ ]     [ ]       [ ]

3-H  Diversification.
                    FOR   AGAINST   ABSTAIN                     FOR   AGAINST   ABSTAIN                      FOR   AGAINST   ABSTAIN
Fundname Drop-In 1  [ ]     [ ]       [ ]   Fundname Drop-In 2  [ ]     [ ]       [ ]   Fundname Drop-In 3   [ ]     [ ]       [ ]
Fundname Drop-In 4  [ ]     [ ]       [ ]   Fundname Drop-In 5  [ ]     [ ]       [ ]

3-I  Illiquid Securities.
                    FOR   AGAINST   ABSTAIN
Fundname Drop-In 1  [ ]     [ ]       [ ]

3-J  Purchasing Securities on Margin.
                    FOR   AGAINST   ABSTAIN
Fundname Drop-In 1  [ ]     [ ]       [ ]

3-K  Short Sales.
                    FOR   AGAINST   ABSTAIN
Fundname Drop-In 1  [ ]     [ ]       [ ]

3-L  Investments in Other Investment Companies.
                    FOR   AGAINST   ABSTAIN
Fundname Drop-In 1  [ ]     [ ]       [ ]

3-M  Pledging or Guaranteeing Assets.
                    FOR   AGAINST   ABSTAIN                     FOR   AGAINST   ABSTAIN                      FOR   AGAINST   ABSTAIN
Fundname Drop-In 1  [ ]     [ ]       [ ]   Fundname Drop-In 2  [ ]     [ ]       [ ]   Fundname Drop-In 3   [ ]     [ ]       [ ]
Fundname Drop-In 4  [ ]     [ ]       [ ]   Fundname Drop-In 5  [ ]     [ ]       [ ]

3-N  Investments Made for the Purpose of Exercising Control or Management of Issuers.
                    FOR   AGAINST   ABSTAIN
Fundname Drop-In 1  [ ]     [ ]       [ ]

3-O  Investments in Affiliates.
                    FOR   AGAINST   ABSTAIN
Fundname Drop-In 1  [ ]     [ ]       [ ]

4. To approve an Amended and Restated Management Agreement with Pioneer Investment Management, Inc.
                    FOR   AGAINST   ABSTAIN                     FOR   AGAINST   ABSTAIN                      FOR   AGAINST   ABSTAIN
Fundname Drop-In 1  [ ]     [ ]       [ ]   Fundname Drop-In 2  [ ]     [ ]       [ ]   Fundname Drop-In 3   [ ]     [ ]       [ ]
Fundname Drop-In 4  [ ]     [ ]       [ ]   Fundname Drop-In 5  [ ]     [ ]       [ ]   Fundname Drop-In 6   [ ]     [ ]       [ ]
Fundname Drop-In 7  [ ]     [ ]       [ ]   Fundname Drop-In 8  [ ]     [ ]       [ ]   Fundname Drop-In 9   [ ]     [ ]       [ ]

5. To approve a Policy Allowing the Appointment of Unaffiliated Sub-Advisers and Amendments to Sub-Advisory Agreements without
Shareholder Approval.
                    FOR   AGAINST   ABSTAIN                     FOR   AGAINST   ABSTAIN                      FOR   AGAINST   ABSTAIN
Fundname Drop-In 1  [ ]     [ ]       [ ]   Fundname Drop-In 2  [ ]     [ ]       [ ]   Fundname Drop-In 3   [ ]     [ ]       [ ]
Fundname Drop-In 4  [ ]     [ ]       [ ]   Fundname Drop-In 5  [ ]     [ ]       [ ]   Fundname Drop-In 6   [ ]     [ ]       [ ]
Fundname Drop-In 7  [ ]     [ ]       [ ]   Fundname Drop-In 8  [ ]     [ ]       [ ]   Fundname Drop-In 9   [ ]     [ ]       [ ]

6. To transact such other business as may properly come before the Special Meeting of each Portfolio.

    PLEASE VOTE, DATE AND SIGN THIS PROXY CARD AND RETURN IT PROMPTLY IN THE
                               ENCLOSED ENVELOPE
                               VCT_18637_031408PC